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      MFS(R)/SUN LIFE SERIES TRUST [LOGO]

      SEMIANNUAL REPORT - JUNE 30, 2001

      CAPITAL OPPORTUNITIES SERIES
      INTERNATIONAL GROWTH SERIES
      MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
      NEW DISCOVERY SERIES
      RESEARCH GROWTH AND INCOME SERIES
      RESEARCH INTERNATIONAL SERIES
      STRATEGIC GROWTH SERIES
      TECHNOLOGY SERIES
      VALUE SERIES
        (FORMERLY KNOWN AS EQUITY INCOME SERIES)

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TABLE OF CONTENTS

Letter from the President ..........................................           1

Management Review and Outlook ......................................           2

Performance Summary ................................................           9

Results of Shareholder Meeting .....................................          11

Portfolio of Investments ...........................................          13

Financial Statements ...............................................          30

Notes to Financial Statements ......................................          45

Board of Managers and Officers .....................................  Back Cover

      NOT FDIC INSURED           MAY LOSE VALUE            NO BANK GUARANTEE

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LETTER FROM THE PRESIDENT

DEAR CONTRACT OWNERS,

Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY

The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS

It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 10%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL

Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more


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"normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

July 16, 2001

Investments in variable annuities will fluctuate and may be worth more or less upon redemption. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
      (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Stock Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30- year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25- year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25- year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL OPPORTUNITIES SERIES

For the six months ended June 30, 2001, the series provided a total return of -12.43%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a -6.70% return over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged, but commonly used measure of common stock total return performance. During the same period, the average multi-cap core portfolio tracked by Lipper Inc., an independent firm that reports portfolio performance, returned -6.34%.

The market was in negative territory for the period, as we saw dismal stock performance in the first quarter of the year, mixed with a lot of volatility. Then stock prices began to recover in April and May in hopes that earnings and revenues had stopped deteriorating and that the Federal Reserve Board (the Fed) would continue its program of interest rate cuts begun in January. The market's improvement was gradual but it wasn't enough to offset the earlier, dramatic losses. On the bright side, the market activity at least seemed a bit more rational toward the end of the period. During this time span, small- and mid-cap stocks outperformed large-cap stocks by a wide margin, as large-cap growth companies were hit hard by the slowdown in capital spending, particularly in the technology and telecommunications sectors.

Since growth stocks suffered during the period, the series finished in negative territory and also lagged the more value-oriented S&P 500. Disappointments came mainly from the health care, technology, and telecommunications sectors. Among the names that most hurt performance were Applera Corp.-Applied Biosystems, a medical device company; EMC, a data storage company; and XO Communications, a new telecom services entrant.

Despite the overall weakness in the growth areas of the market, there were some positive performers in the portfolio during the period. For example, Financials gave performance a boost, as we concentrated on what we felt were high-quality companies that could possibly avoid getting hurt if credit problems increased in the softer economy. We were also fortunate that a number of our largest investments turned in solid results, including Microsoft.

Despite the fact that they outperformed large-cap stocks during the period, we really did not steer the portfolio towards more small and mid-cap names, and away from the large-caps. However, we did have a good size stake in small and mid-size stocks, many of which did well. But this is a multi-cap portfolio, which typically has its biggest investments in large-cap companies. However, our small- and mid-cap allocations did grow slightly as some of our larger investments, particularly in the technology and telecom sectors, suffered steep declines in their stock prices that effectively lowered the market capitalization of these companies (outstanding shares multiplied by share price value) below the $11.1 billion threshold for large-cap stocks.

Historically, we have tended to increase holdings in stocks we like when their prices fall and have often pared back when we feel their prices have reached lofty levels. We applied this traditional strategy during the period by adding to our stake in Tyco International, a multi-industry conglomerate, when it announced an acquisition that caused concern among investors and sent the stock price falling. The stock price later bounced back as the company delivered on earnings projections. Another example of this strategy would be in the financial services area, where we increased our investment in Citigroup and bought FleetBoston, because their stock prices appeared attractive to us when worries about a weaker economy unsettled the sector.

As a result of this same investment philosophy and sell discipline, we decided to take some profits in holdings such as Calpine and Santa Fe International. We also trimmed our stakes in United Technologies after its stock price benefited from corporate restructuring, and Microsoft, which rallied on the expectation that it will meet earnings projections going forward.


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We have not made an oversized bet on technology, yet we do believe there have been strong long-term growth trends supporting the sector, especially in areas tied to the Internet and wireless services. We have focused our stock selections on industry leaders -- companies that we believe could be in a strong position to benefit from an economic recovery.

Looking ahead, although business fundamentals appear to us to have stabilized, we think it's unlikely we'll see much of an improvement in the market before the fourth quarter. Stock prices, which typically recover six or seven months ahead of earnings improvements, appear to be pointing to a late-year rebound. In addition, we expect interest rate reductions, which take some time before their impact is felt, to boost the economy around or after year-end. Finally, we are hopeful that fourth-quarter earnings could look better than last year's, which were terrible. We plan to keep the series in the middle of the road in terms of volatility by striking a balance between more-defensive growth companies that could hold up well in a tougher economic environment and more cyclical media, technology, and retailing stocks that could benefit in a recovery.

INTERNATIONAL GROWTH SERIES

For the six months ended June 30, 2001, the series provided a total return of -9.00%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -14.75% and -12.53%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Portfolios Index. The MSCI EAFE is a capitalization-weighted index that monitors the performance of stocks listed on continental Europe's various exchanges. The Lipper indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

Although the portfolio outperformed its benchmarks, overall performance was negative for the period because stock markets declined sharply around the world. After a dramatic run-up in valuations, technology stocks fell dramatically in the spring of 2000 and continued to decline throughout most of the period. These stocks, in turn, dragged down other sectors of the market. The decline began in the United States but spread around the globe. Earnings estimates came down in Europe, and growth slowed in European economies. Asia was hit hard by the U.S. slowdown, in part because much of Asian industrial production is intended for U.S. consumers. Amid the global turmoil, a decade-long economic slowdown continued in Japan, the world's second-largest economy.

Another negative factor for the series was the continued strength of the U.S. dollar versus most other currencies, including the yen and the euro. A strong dollar meant that any profits we made on foreign equities were decreased when converting those profits back into U.S. dollars. (The portfolio's performance must always be reported in U.S. dollars.)

The good news is that we outperformed both of our benchmarks. We believe that was a result of strong stockpicking, based on research done by our in-house analysts. We decreased our holdings in areas such as technology and consumer products that we felt would be most affected by a downturn and increased our weighting in areas that we felt would be less sensitive to a slowing economy. One example of the latter was pharmaceutical companies, because the demand for drugs has historically been relatively stable regardless of the state of the economy.

Toward the end of the period, we began to increase our weighting in companies that we feel could experience a strong earnings acceleration in a recovering market, especially companies in more aggressive areas such as technology and advertising.

An example that illustrates our approach is Samsung Electronics, a holding added to the portfolio late in the period. This Korean firm is one of the world's largest manufacturers of dynamic random access memory chips (DRAMs), which are memory chips used in personal computer (PC) memory and other applications. The company's stock was hit hard by a slowdown in PC sales and by the general slowdown in technology, enabling us to buy it at what we felt was an attractive valuation.

For several reasons, we think Samsung could have strong potential in a recovering market. Our research indicates that new processor chips being introduced by Intel may fuel a need for more and newer memory chips -- including a new type of memory called Rambus DRAMs, of which Samsung is the world's leading producer. Just as important, we believe the economic downturn has weakened or eliminated some of the weaker companies in the chip business and forced the industry to consolidate, thus strengthening the position of Samsung and the few other remaining large players. So, we think Samsung could be positioned to be one of the key firms in an expanding industry if the market recovers.

Although the telecom area of the market performed poorly over the period, we continued to hold large positions in telecommunications firms Vodafone and NTT DoCoMo. We maintained these positions because our experience has been that when the market does come out of a downturn, the strong players in most sectors emerge stronger -- because many of the weaker competitors have been eliminated or absorbed by stronger companies. So coming out of a downturn, our approach is that we want to own companies that we think are, first of all, companies in an expanding industry and, secondly, leaders in their respective industries. And NTT DoCoMo and Vodafone are, in our view, world leaders in an expanding cellular phone industry.

Unlike the wireline phone business -- which we think will suffer for some time because carriers overinvested in infrastructure -- we think the cellular market is growing. We believe new services such as wireless data offer opportunities for the strong firms in the industry to expand their subscriber base and earnings. Our research indicates that NTT DoCoMo in Japan and Vodafone in Europe have large and growing shares of their respective markets, and both are expanding into other markets around the world. Although our positions in these companies declined in price over the period, we believe these stocks have strong potential going forward.

In several other areas, we've increased existing holdings or added new holdings in firms we believe are leaders in industries that could do well in a recovering market. Financial services, for example, is an area that we think could benefit from a market upturn because many firms in that sector have businesses related to the stock market. New holdings added in the second half of the period include Julius Baer, a Swiss bank with a strong asset management business, and Reuters, a British firm whose Reuters financial division provides information to investment professionals in over 100 countries.

Consumer electronics and retail are two areas that we believe could benefit from the increased consumer spending that might accompany an economic upturn. Over the period, we increased our holdings in Sony (Japan) and Koninklijke Philips Electronics


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(Netherlands), which we believe are leaders in the design and manufacture of video game devices, televisions, audio equipment, and other consumer electronics products. In the retail area, a new holding added late in the period was Wal-Mart de Mexico, which we believe will become a dominant player in Mexican retailing.

NOTE TO CONTRACT OWNERS: BARRY P. DARGAN BECAME PORTFOLIO MANAGER OF THE SERIES EFFECTIVE APRIL 27, 2001, SUCCEEDING DAVID R. MANNHEIM.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

For the six months ended June 30, 2001, the series provided a total return of -16.70%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -6.70% over the same period for the series' benchmark, the S&P 500. Over the same period, the average large-cap growth portfolio tracked by Lipper Inc., returned -16.22%.

We believe the portfolio's underperformance relative to its benchmark was largely due to the underperformance over the period of growth stocks in comparison to value stocks. While the series has a growth focus, the S&P 500 is a broad index that includes both growth and value stocks, and the value components of the index helped its relative performance.

The market over the past six months was very volatile, as investors weighed the negative influence of weaker corporate earnings reports against the potentially positive effects of the Federal Reserve Board's (the Fed's) aggressive interest rate reduction program, designed to help rekindle economic growth. Within this environment, the sectors that posted gains, as we alluded to earlier, were those that offered value and have tended to be cyclical -- sensitive to the ups and downs of the economy -- such as basic materials, energy, autos, housing, and leisure. Conversely, growth stocks in the technology and telecommunications sectors continued to perform poorly. Health care, a growth sector that had been a bright spot in the market in 2000, also lagged in 2001.

As with the market overall, technology had the biggest negative impact on the series' performance. Impressive returns by a handful of holdings, including Microsoft, PeopleSoft, and Dell, were not sufficient to offset the severe weakness that characterized most of that sector's constituents. Cisco Systems, EMC Corp, Oracle, and VERITAS all suffered double-digit declines during the first six months of the year. Communications holdings also held back results. Stocks of telephone service providers continued their precipitous decline as concerns mounted about the financial viability of several industry participants. This cast a pall across the sector such that even companies reporting strong operating metrics, such as wireless tower operator American Tower, were punished.

The market's pro-cyclical bent during the first half of 2001 favored portfolio holdings in the leisure sector. Advertising-sensitive names such as AOL Time Warner were bid up on hopes that the worst of the decline in ad spending was over. EchoStar Communications, a purveyor of direct broadcast satellite television, also performed well on solid execution despite a challenging market. In a similar vein, consumer cyclical Harley-Davidson contributed to results, as did home improvement retailer Lowe's, which benefited from strong consumer activity in the "do-it-yourself" market.

As always, we continue to use our bottom-up, company-specific research to find companies we believe will offer superior longer-term earnings and cash flow growth. These companies tend to be market leaders within their industries, with strong management teams at the helm. We look to buy their stocks when their prices do not fully reflect our assessment of fair value. Similarly, we have tended to sell a stock when it reaches or exceeds our determination of its fair value.

During the period, we shifted the portfolio away from telecommunications as wireline and wireless carriers alike suffered from increasing competition, excess capacity, and heavy debt levels. We used the proceeds to add to holdings among leisure stocks, particularly leading media franchises whose longer-term growth profiles remain attractive to us despite near-term weakness in advertising markets. Examples here include Viacom, Clear Channel Communications, and AOL Time Warner. We also added to positions in financial services and insurance, emphasizing companies with strong balance sheets, leading market shares, and solid relative earnings strength. Our largest holdings in these areas as of the end of the period were Citigroup, American International Group, and Fannie Mae.

Looking ahead, we expect weaker corporate earnings to persist into the second half of 2001. We believe Fed easing could help to encourage business activity; however, softness in overseas economies could make that shift more muted. Nevertheless, it has been our experience in previous downturns that stocks may begin to discount a recovery before it is evident in profit reports or economic statistics. In addition, expectations and valuations have already been reined in significantly. So while we cannot say for sure when the market will bottom, we do believe a more positive investment environment will emerge as we head toward 2002.

NOTE TO CONTRACT OWNERS: EFFECTIVE MAY 2001, STEPHEN PESEK BECAME THE SOLE MANAGER OF THE SERIES. PREVIOUSLY, HE HAD CO-MANAGED THE SERIES WITH THOMAS D. BARRETT.

NEW DISCOVERY SERIES

For the six months ended June 30, 2001, the series provided a total return of -1.35%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of 6.94% for the series' benchmark, the Russell 2000 Index. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S. -domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. During the same period, the average small-cap growth portfolio tracked by Lipper Inc. returned -4.55%.

We believe we underperformed our benchmark, which includes both value and growth stocks, because this is an aggressive growth portfolio, and we stayed true to our style and our mandate. For example, we have tended to be overweighted in technology and technology-related companies relative to our benchmark, and the market over the past six months was very volatile and very tough on the high-growth stocks in which we typically invest.

That being said, the portfolio did outperform a majority of its small-cap growth peers. We think there are at least two reasons why staying with our aggressive style may result in strong performance over the long term. First, our experience has been that when stocks -- especially stocks of high-growth companies -- turn upward after a difficult period, they have tended to do so quickly. We feel investors who sell these stocks during a downturn may often miss some of the best returns when the market begins to move upward again.

Second, we believe a downturn is precisely the time to be increasing our aggressiveness and seizing the opportunity to buy


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what our research indicates are good companies trading at distressed prices.
Although this may cause the portfolio to underperform in the short term, we feel this will help position us to potentially outperform in a recovering market. We think there has been more opportunity in the market of late than there was 12 or 18 months ago when investors seemed almost uniformly bullish.

In the software and semiconductor areas, for example, volatility in the first half of 2001 presented us with a number of buying opportunities. We increased our positions in several companies that we felt were trading at undervalued levels -- such as TIBCO Software and semiconductor firms Marvell Technology and Exar Corp. -- because our research indicated these firms could emerge from this economic slowdown with strong positions in their respective markets.

Looking ahead, we think the long-term small-cap opportunities may continue to be largely in three sectors that we have focused on for some time: technology, health care, and business services. In our experience, these have been the most fruitful industries for finding attractive small-cap growth firms and have also tended to be industries with companies that have attractive business models and high profit margins.

Looking at our portfolio, we believe we have strong holdings in each of these sectors and that a number of these companies could do well even without a significant snapback in the economy. Caremark Rx, for example, has a strong market share in pharmacy benefit management; it manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation. DaVita is the nation's second-largest provider of kidney dialysis services. CYTYC is the developer of the ThinPrep System for cervical cancer detection, which is rapidly replacing the Pap smear as a clinical standard. In the technology sector, RSA Security provides software that allows secure commercial transactions on the Internet. And in the business services arena, NOVA Corp. processes credit card transactions for over 500,000 small and medium-sized merchant locations.

CSG Systems, another holding in the business services sector, provides a good example of how our research process tries to uncover opportunities. CSG sends monthly bills to nearly half of all U.S. cable television subscribers. Cable firms outsource their customer billing to CSG, which processes and mails the bills and collects the money. We have followed the company for a number of years and feel we know its management well. However, the company has not been highly followed or well understood by Wall Street, in our opinion.

We had a small position in CSG late last year when the stock took a sudden dive on the news that its largest customer, AT&T Broadband, might defect to another vendor. While it was common knowledge that AT&T had a long-term contract with CSG, the market seemed to believe that contract could be broken. We thought otherwise. Based on our ongoing meetings with company management and our knowledge of the contract, we believed there was no economical way for AT&T to get out of the contract. We felt the noise about defecting to another vendor was largely a negotiating tactic. So we used the drop in the stock as an opportunity to increase our CSG position at what we felt was an attractive price. And, indeed, AT&T later confirmed its decision to stay with CSG Systems, and the stock has since performed quite well for us. Looking ahead, we also feel confident that the terms of the contract ensure that it can survive any potential buyout of AT&T Broadband by another cable vendor.

An unusual situation in the portfolio is our strong energy weighting. We feel that, historically, energy has seldom been a fertile sector for small-cap investing. However, we believe our research analysts were early in spotting in 1999 a supply/demand imbalance (supply insufficient to meet demand) in the oil and gas industries that would later impact commodity prices. The series moved to a strong weighting in drilling and offshore services companies such as Global Industries and Noble Drilling.

Many of these stocks did well in 2000 but have hurt our performance in the first half of 2001. It seems to us that the market may believe falling commodity prices are signaling the end of the energy cycle. According to our research, however, the supply of natural gas in particular has not seriously increased and the fundamental imbalance between supply and demand remains. We think that falling gas prices may in fact increase this tightness of supply, as lower prices induce commercial users and power plants -- some of which switched to oil when natural gas prices skyrocketed -- to switch back to natural gas. We think that drilling for new supplies will therefore remain strong and that our stocks in exploration and production companies could potentially do well in the period ahead.

NOTE TO CONTRACT OWNERS: EFFECTIVE MAY 2001, NEIL D. WAGNER BECAME PORTFOLIO MANAGER OF THE SERIES, REPLACING BRIAN E. STACK.

RESEARCH GROWTH AND INCOME SERIES

For the six months ended June 30, 2001, the series provided a total return of -8.32%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -6.70% over the period for the series' benchmark, the S&P 500. During the same period, the average large-cap core portfolio tracked by Lipper Inc., returned -8.56%.

Despite our focus on stocks that we believed offered compelling growth prospects, reasonable valuations, and strong competitive positions, the series' performance suffered along with an equity market that was awash in losses during the period. While the Federal Reserve Board reacted aggressively during the period to signs that the economy was headed toward a recession, market volatility remained extremely high, and rapidly declining investor confidence produced an uneasy and difficult environment. The period was most grim for growth investors, however, even value investors who sidestepped much of the trouble early in the year experienced mixed results as concerns spread to defensive industries such as pharmaceuticals, energy, and insurance.

Our positions in food and drug store retailers such as Safeway and CVS, which produced strong results for the portfolio early in the period, also came under pressure in recent weeks due to ongoing concerns about the economic slowdown and potential earnings weakness.

On a more positive note, the series was able to produce competitive returns not only by emphasizing what we believe are high-quality companies across a broad range of industries, but also by taking measured positions in technology and telecommunications stocks. Examples include recently privatized Canadian National Railway, which has benefited from sweeping cost-cutting measures, and aluminum manufacturer, Alcoa, whose stock price has rallied due to its dominant market position and a favorable supply/demand environment. In addition to these defensive investment opportunities, the series also benefited from opportunistic purchases in beaten-down technology stocks such as Dell Computer, Microsoft, Cabletron Systems, and Advanced Fiber

Communications. Another significant technology holding that produced strong results for the portfolio was IBM, which continued to benefit from strong demand for its wide array of products and services.

In any broadly diversified portfolio, good news is likely to be tempered by some disappointments, however, for many reasons, we believe the coming years will prove rewarding for investors. Favorable economic factors such as lower interest rates, low inflation, and tax cuts could help the economy accelerate by stimulating lending, borrowing, and spending. In our opinion, the series is well positioned to benefit from economic improvement, as we also aim to preserve capital.

RESEARCH INTERNATIONAL SERIES

For the six months ended June 30, 2001, the series provided a total return of -10.83%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -14.75% over the period for the series' benchmark, the MSCI EAFE Index. During the same period, the average international portfolio tracked by Lipper Inc., returned -14.26%.

As the results of the series and its benchmark indicate, it has been a difficult market environment for equity investors around the world. While the magnitude of the markets' volatility has been startling, it was not wholly unexpected. Many parts of the world were clearly in the midst of an economic slowdown, and corporate profitability has been squeezed by reduced capital expenditures, inventory write-downs, and weaker economic growth. As a result, a number of high-profile companies reported disappointing results, which added to the climate of uncertainty. This triggered a sharp reduction in stock prices, especially in the technology and telecommunications sectors.

Last year we significantly reduced the portfolio's exposure to technology and telecommunications stocks as we saw signs that information technology (IT) spending was slowing dramatically. This decision was a key contributor to the series' performance during the past six months. We also took steps to defensively position the portfolio into sectors such as energy and health care and to reduce our exposure to stocks that we felt had a high probability of missing earnings estimates. Essentially, we've continued to do what we've always done -- which is to focus on finding companies that we believe can deliver strong earnings growth amid a volatile market environment through our Original Research(SM) process.

Our largest holding, ING Groep, exemplifies our core strategy of remaining focused on finding high-quality franchises that we believe have the ability to consistently deliver double-digit earnings growth and that possess reasonable stock valuations. Consequently, because ING possesses the visionary management team and competitive products that we think can gain market share, it's the type of holding we've concentrated on finding during a period of economic uncertainty.

We think it's a bit early to tell, but aggressive interest rate cuts make it less likely that weakness will persist over the long run. As a result, while we are cautious, we also positioned the portfolio for a potential rebound in the global economy. We think interest rate reductions, coupled with federal tax cuts, could convince consumers and investors that the U.S. government is committed to boosting the flailing economy. If the U.S. economy recovers sooner and more strongly than anticipated, we think confidence will be restored to overseas markets and companies will expand their capital spending, which could bode well for the market, especially the technology sector.

In the near term, there seems to be a growing sense that the worst of the global economic slowdown is over, however, we think there are still risks on the horizon. Many companies have been working through inventory problems, and while many economic indicators seem to have stabilized, world trade indicators have yet to turn up. On the other hand, we think additional market weakness will be short lived because the greater the weakness, the greater the pressure may be on European and Asian central banks to ease interest rates or initiate fiscal policies to stimulate economic growth.

STRATEGIC GROWTH SERIES

For the six months ended June 30, 2001, the series provided a total return of -15.66%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -6.70% over the same period for the series' benchmark, the S&P 500. During the same period, the average multi-cap growth portfolio tracked by Lipper Inc., returned -16.13%.

After declining sharply in the first quarter of the year, stocks staged a significant rebound during the second quarter. Investors shifted their sights from the very near term -- where fundamental weakness is broadly expected to continue -- to a horizon where the Fed's easing of interest rates will begin to have an impact on earnings growth. Strength in the second quarter was broad-based across sectors ranging from industrial goods to financial services to energy. Despite the rebound, growth stocks, as measured by some of the leading market indicators, remained in negative territory at the midway point of the year.

The pain has been felt most acutely in the technology sector. Over the course of the past year, technology stocks have experienced a substantial re-rating in terms of both earnings projections AND valuation expectations. Weaker tech fundamentals were precipitated by a confluence of forces, including softer overall business conditions, a dearth of significant product initiatives, and the demise of the dot.coms. As a result, earnings estimates were reined in; at the same time, sentiment shifted from extreme optimism to extreme anxiety. Recently, hopes that Fed easing will spur economic growth have helped tech stocks climb up from their lows. Even so, the wealth destruction that has taken place in this sector during the past year has been extraordinary.

Our approach, as always, has been to concentrate the portfolio on companies we view as having the best long-term secular growth prospects. Our aim is to build a diversified portfolio of stocks of companies that we think can deliver growth that is high -- but also sustainable -- at a reasonable price. Typically, these companies are leaders in their respective markets. And often, their business models feature a relatively high degree of recurring revenues.

During the first half of the year, our search for high-quality growth franchises led us to increase our holdings in the health care sector. We bought shares of life science tool provider Applera Corp. -- Applied Biosystems, and medical device maker Guidant after disappointments we viewed as near term in nature caused these stocks to sell off sharply. We also selectively purchased shares of some pharmaceutical companies after a group pullback in the sector. Examples here include Eli Lilly, Schering Plough, and Pfizer.

In addition, we found some compelling investment opportunities in the leisure sector. The weaker economy, together with the demise of the dot.coms, has made for a very anemic advertising environment in 2001. We believe that stronger media franchises -- such as

Viacom and Clear Channel Communications -- are using this difficult backdrop to improve their longer-term competitive positioning.

Turning to portfolio positioning, technology remained our largest sector. That said, our exposure to this group was lower than at the beginning of the year as we have reduced or eliminated positions in stocks of companies we believe will experience prolonged weakness. We believe that the Fed's interest rate reductions will eventually lead to higher levels of order activity; still, we believe it will take time for networking and communications equipment providers, as well as semiconductor and semiconductor equipment companies, to work through existing inventories. The area of technology we find most attractive at this juncture is software. We believe that software companies with products that offer a solid return on investment could be successful in growing earnings and cash flow. Examples of positions we increased amid a weak tech environment include VERITAS, Peoplesoft, Siebel Systems, and Check Point Software.

As always, portfolio holdings remained diversified across a range of sectors. We continued to have significant exposure to financial services stocks. Within this sector, the portfolio was heavily tilted toward commercial property and casualty insurers and brokers, a group that we think could benefit from a long-awaited business cycle upturn. We have also remained invested in the business services, or transaction processing, area. Here we see solid secular growth trends, relatively visible earnings progressions, and reasonable valuations.

We feel the road ahead is likely to remain bumpy, especially as the market digests economic and earnings reports. Furthermore, we are beginning to see some signs of deteriorating fundamentals in Europe, a relapse of problems in Japan, and signs of weakening in Latin America. Still, we believe the worst of the re-rating of earnings and multiples is now behind us: interest rate reductions, lower energy prices, and lower taxes could eventually stimulate a higher level of business activity. Meanwhile, we feel valuation levels have become more attractive. We intend to take advantage of potential near-term weakness to focus the portfolio on stocks of what we view as the highest quality and most reasonably valued growth companies.

TECHNOLOGY SERIES

For the six months ended June 30, 2001, the series provided a total return of -23.88%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of -12.53% for the series' benchmark, the NASDAQ Composite Index (the NASDAQ). The NASDAQ is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. Over the same period, the average science and technology portfolio tracked by Lipper Inc. returned -25.87%.

Performance over the period was negative because company fundamentals such as earnings and cash flow continued to weaken in virtually every area of technology. Telecommunications, the sector that led the market into decline over a year ago, continued to be perhaps the worst-performing area of technology. In our view, the problems in telecom reflect a classic supply/demand imbalance driven by the willingness of the private and public capital markets to fund excessively optimistic infrastructure buildouts of many incumbent telecom providers and many new competitors in the space, the so-called CLECs (Competitive Local Exchange Carriers). The bursting of this investment bubble dragged down not only the telecom firms, but technology companies across the telecom food chain, especially those in semiconductors, communications equipment, software, and contract manufacturing. We believe this long-term spending boom will take several years to unwind. In our view, the telecom service companies must experience a painful shakeout before fundamentals can recover, and these implications carry over into the entire telecom universe.

For a time, some other areas of technology had remained bright spots for investors, notably storage technologies and Internet security. Over the period, however, even those bastions were overrun by the general market downturn. In this very negative environment, the portfolio outperformed a majority of its peers but underperformed relative to its benchmark. Although the index is popularly viewed as an indicator of "new economy" or technology issues, in fact, the NASDAQ has significant nontechnology components, including stocks in sectors such as industrial goods, transportation, financial services, and retail. We believe it was the relative outperformance of many of those nontechnology stocks that caused the NASDAQ to outperform our portfolio and most technology portfolios over the period.

In a very weak fundamental environment such as we have been experiencing, we believe our job is to lay the foundation for potentially strong performance if the sector does recover. Historically, the market has tended to begin a recovery some months in advance of the economy. Our experience has been that investors who are not on board at the bottom risk missing some of the best returns in a recovering market -- and that the timing of a market bottom is impossible to know except in retrospect.

Accordingly, our approach over the period has been to search for opportunities amid the downturn, in companies that our research indicates have strong long-term prospects. The potential risk is that we may be early and that a stock may go down in the short term. But as long-term investors, we think being early may position us to participate in some strong returns if the technology cycle turns up again.

More specifically, the extreme market selloff that we witnessed in March and April offered us opportunities to buy what we felt were some great companies at attractive valuations. Those opportunities have tended to be company rather than industry specific, with no single industry standing out as a strong area for investment. Holdings that we added to over the period included software firms Siebel Systems, PeopleSoft, and VeriSign, and data storage firm QLogic.

Comverse Technology, one of our larger holdings, illustrates our long-term approach. Comverse provides software and systems that enable wireless phone service providers to offer enhanced messaging services such as voice mailboxes or voice recognition. The company is a vendor to wireless carriers around the world, with a dominant market share that has continued to grow even in the market downturn. However, the firm was not immune to the carnage among its telecom customers; the company missed earnings projections, and the stock declined sharply over the period. Our research, however, indicates the company remains among the strongest players in its business, and we feel its current low valuation helps make it an attractive holding for the long term.

Looking ahead, we feel the short-term outlook for technology remains uncertain. When we talk to company managements, the overwhelming story has been that near-term VISIBILITY -- the ability to project business results such as earnings and cash flow -- is very poor. Our current expectation is that the economy may bottom and begin to move upward sometime in the next six to 18 months, but we feel a more accurate estimate would be very difficult to make at this point. The boom of the late 1990s created a great deal of excess capacity in technology-related industries, and we feel much of that will need to be absorbed before those businesses expand again. We see the Federal Reserve Board's (the Fed's) program of interest rate cuts as a positive factor, but the effect of those cuts may take some time to be felt. It is still possible that the economy, and particularly the technology sector, could get worse before it gets better.

The good news, however, is that we do believe that long-term investors in technology may be rewarded for their patience. In our experience, technology has always been a cyclical sector, although its strong performance from about 1996 - 1999 may have temporarily made it seem otherwise.

VALUE SERIES

For the six months ended June 30, 2001, the series provided a total return of -4.37%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -6.70% over the period for the series' benchmark, the S&P 500. During the same period for the average equity income portfolio tracked by Lipper Inc., returned -2.05%.

Following strong performance in 2000 for value stocks, the market environment shifted somewhat in the first three months of 2001, as almost all stocks were hit by persistent concerns about economic growth and corporate earnings. As a consequence, this environment adversely affected the series' six-month performance.

The series managed to outperform the S&P 500 Index in this difficult environment primarily due to favorable stock selection across a broad range of industries such as commercial aerospace, health care, finance, and energy. In recent weeks, however, the same energy and health care stocks that provided strong results for the series in the early part of the year have come under pressure due to concerns about valuations and earnings outlooks. In the case of the oil stocks, concerns over high inventory levels, which could result in lower prices for oil, were the primary cause for the selling. These were the primary factors resulting in underperformance versus our Lipper category average.

That said, we continue to find what we believe are good values in areas such as oil services, aluminum manufacturers, industrial gases, agricultural chemicals and equipment, and auto parts. We also continue to like the integrated electric utility stocks, pharmaceutical stocks such as Novartis, and mortgage agencies such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae).

We increased our technology weighting a bit early in the year, adding Intel, Texas Instruments, and Motorola, which looked inexpensive to us on a price-to-sales basis. However, we have since taken advantage of the bounce these stocks saw to eliminate these positions, as valuations didn't appear to have much upside.

Looking forward, we think this is a challenging environment for many companies, especially those that are sensitive to the economic cycle, which includes much of the traditional value universe. Our success last year was really driven by our holdings in parts of the market that are less exposed to the broad economic cycle, where earnings growth was more stable. In the short-term we think this environment will remain in place. Longer-term, however, we are more optimistic. Historically, value has had its strongest performance in periods where interest rates are falling, valuations are inexpensive, and the market begins to anticipate a turn in the economy. While the economic outlook is still uncertain, we think these pieces are starting to fall into place as lower interest rates, low inflation, and reduced inventories are generally positive signs for value investors.

NOTE TO CONTRACT OWNERS: EFFECTIVE MAY 1, 2001, THE SERIES' NAME CHANGED FROM THE MFS/SUN LIFE SERIES TRUST EQUITY INCOME SERIES TO THE MFS/SUN LIFE SERIES TRUST VALUE SERIES, AND ITS INVESTMENT OBJECTIVE CHANGED TO ONE SEEKING CAPITAL APPRECIATION AND REASONABLE INCOME.

                                   ----------

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

CAPITAL OPPORTUNITIES SERIES(2), (9)

                                6 MONTHS  1 YEAR    3 YEARS  5 YEARS      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return         -12.43%   -22.86%   +31.35%  +118.69%   +119.35%
--------------------------------------------------------------------------------
Average Annual Total Return         --    -22.86%    +9.51%   +16.94%    +16.74%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2001.

INTERNATIONAL GROWTH SERIES(2), (8), (9)

                                6 MONTHS  1 YEAR    3 YEARS   5 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return          -9.00%   -16.93%    +6.68%   +11.50%    +11.83%
--------------------------------------------------------------------------------
Average Annual Total Return         --    -16.93%    +2.18%    +2.20%     +2.23%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2001.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES(1), (9)

                                       6 MONTHS    1 YEAR    3 YEARS      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                 -16.70%    -24.60%    +20.74%    +28.22%
--------------------------------------------------------------------------------
Average Annual Total Return                 --     -24.60%     +6.48%     +8.20%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2001.

NEW DISCOVERY SERIES(3), (7), (9)

                                       6 MONTHS    1 YEAR    3 YEARS      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                   -1.35%    -10.12%   +60.14%    +68.47%
--------------------------------------------------------------------------------
Average Annual Total Return                  --     -10.12%   +16.99%    +17.99%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2001.

RESEARCH GROWTH AND INCOME SERIES(2), (9)

                                       6 MONTHS    1 YEAR    3 YEARS      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                  -8.32%     -6.72%     +6.75%    +37.66%
--------------------------------------------------------------------------------
Average Annual Total Return                 --      -6.72%     +2.20%     +8.04%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 13, 1997, through June 30, 2001.

RESEARCH INTERNATIONAL SERIES(2), (8), (9)

                                       6 MONTHS    1 YEAR    3 YEARS      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                 -10.83%    -18.88%    +20.75%    +19.79%
--------------------------------------------------------------------------------
Average Annual Total Return                 --     -18.88%     +6.49%     +5.89%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2001.

STRATEGIC GROWTH SERIES(1), (9)

                                             6 MONTHS       1 YEAR         LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                       -15.66%       -29.65%       -7.92%
--------------------------------------------------------------------------------
Average Annual Total Return                       --        -29.65%       -4.82%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 29, 1999, through June 30, 2001.

TECHNOLOGY SERIES(2), (3), (4), (5), (6), (7), (9)

                                               6 MONTHS      1 YEAR       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                        -23.88%      -37.85%      -34.99%
--------------------------------------------------------------------------------
Average Annual Total Return                        --       -37.85%      -33.95%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 16, 2000, through June 30, 2001.

VALUE SERIES(1), (9)

                                        6 MONTHS   1 YEAR    3 YEARS      LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                   -4.37%   +16.22%    +40.42%    +40.00%
--------------------------------------------------------------------------------
Average Annual Total Return                  --    +16.22%    +11.98%    +11.26%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of fees and charges imposed by insurance company separate accounts.

RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) Investing in small or emerging growth companies is riskier than investing in more-established companies.

(4) Because the portfolio focuses its investments on companies in a limited number of sectors, its vulnerability to any single economic, political, or regulatory development is increased.

(5) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(6) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

(7) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(8) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

(9) These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the Special Meeting of Shareholders, which was held on March 23, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees:

                                                                            MASSACHUSETT
                                             CAPITAL       INTERNATIONAL      INVESTORS        NEW
                                          OPPORTUNITIES       GROWTH        GROWTH STOCK     DISCOVERY
                                             SERIES           SERIES           SERIES         SERIES
-------------------------------------------------------------------------------------------------------
Samual Adams               Affirmative     32,926,513        9,857,972        67,422,264     14,606,375
                              Withhold        951,289          247,379         1,856,676        459,665

J. Kermit Birchfield       Affirmative     32,988,848        9,892,229        67,363,377     14,671,310
                              Withhold        888,954          213,122         1,915,563        394,730

Robert C. Bishop           Affirmative     33,011,885        9,901,324        67,487,386     14,668,297
                              Withhold        865,917          204,027         1,791,554        397,743

Frederick H. Dulles        Affirmative     33,019,000        9,892,229        67,505,399     14,672,666
                              Withhold        858,802          213,122         1,773,541        393,374

William R. Gutow           Affirmative     32,984,105        9,889,602        67,323,888     14,648,862
                              Withhold        893,697          215,749         1,955,052        417,178

David D. Horn              Affirmative     33,022,726        9,889,299        67,558,051     14,671,159
                              Withhold        855,076          216,052         1,720,889        394,881

Derwyn F. Phillips         Affirmative     32,950,905        9,863,328        67,429,192     14,638,617
                              Withhold        926,897          242,023         1,849,748        427,423

C. James Prieur            Affirmative     33,041,359        9,901,324        67,549,045     14,671,611
                              Withhold        836,443          204,027         1,729,895        394,429

Ronald G. Steinhart        Affirmative     33,005,110        9,892,128        67,500,549     14,671,762
                              Withhold        872,692          213,223         1,778,391        394,278

Haviland Wright            Affirmative     33,014,257        9,888,389        67,338,437     14,655,340
                              Withhold        863,545          216,962         1,940,503        410,700

                                            RESEARCH
                                           GROWTH AND      RESEARCH      STRATEGIC
                                             INCOME      INTERNATIONAL     GROWTH     TECHNOLOGY     VALUE
                                             SERIES         SERIES         SERIES       SERIES       SERIES
------------------------------------------------------------------------------------------------------------
Samual Adams                Affirmative     6,310,530     6,637,008      7,818,456    4,510,058    9,225,842
                               Withhold       155,707       192,173        305,713       74,453      241,124

J. Kermit Birchfield        Affirmative     6,338,076     6,636,940      7,835,030    4,520,694    9,184,755
                               Withhold       128,161       192,241        289,139       63,817      282,210

Robert C. Bishop            Affirmative     6,341,503     6,639,193      7,832,024    4,520,694    9,216,091
                               Withhold       124,734       189,988        292,145       63,817      250,875

Frederick H. Dulles         Affirmative     6,341,309     6,637,964      7,835,030    4,520,694    9,215,902
                               Withhold       124,928       191,217        289,139       63,817      251,064

William R. Gutow            Affirmative     6,338,593     6,635,710      7,835,030    4,516,798    9,159,763
                               Withhold       127,644       193,471        289,139       67,713      307,203

David D. Horn               Affirmative     6,341,503     6,639,193      7,793,190    4,520,694    9,241,084
                               Withhold       124,734       189,988        330,979       63,817      225,882

Derwyn F. Phillips          Affirmative     6,319,001     6,623,418      7,818,456    4,513,130    9,229,629
                               Withhold       147,236       205,763        305,713       71,381      237,337

C. James Prieur             Affirmative     6,341,309     6,639,193      7,794,896    4,516,798    9,241,652
                               Withhold       124,928       189,988        329,273       67,713      225,314

Ronald G. Steinhart         Affirmative     6,341,503     6,639,193      7,809,926    4,520,694    9,241,936
                               Withhold       124,734       189,988        314,243       63,817      225,030

Haviland Wright             Affirmative     6,339,628     6,638,032      7,834,867    4,520,694    9,183,998
                               Withhold       126,609       191,149        289,302       63,817      282,968

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust:

                                                                               AFFIRMATIVE      AGAINST      ABSTAIN
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Series                                                   30,943,984       939,770     1,994,048
International Growth Series                                                     9,421,118       227,269       456,964
Massachusetts Investors Growth Stock Series                                    63,066,697     2,004,933     4,207,310
New Discovery Series                                                           13,845,390       403,619       817,031
Research Growth and Income Series                                               5,907,166       130,683       428,388
Research International Series                                                   6,333,997       201,734       293,450
Strategic Growth Series                                                         7,300,297       276,628       547,244
Technology Series                                                               4,131,194        62,258       391,059
Value Series                                                                    8,590,609       204,013       672,344

ITEM 3. To amend, remove or add certain fundamental policies of the series:

                                                                               AFFIRMATIVE      AGAINST      ABSTAIN
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Series                                                   30,694,305       967,889     2,215,608
International Growth Series                                                     9,386,961       241,013       477,377
Massachusetts Investors Growth Stock Series                                    62,540,870     2,194,757     4,543,313
New Discovery Series                                                           13,769,156       422,602       874,282
Research Growth and Income Series                                               5,908,330       107,146       450,761
Research International Series                                                   6,280,935       206,241       342,005
Strategic Growth Series                                                         7,318,983       248,843       556,343
Technology Series                                                               4,092,272       106,544       385,695
Value Series                                                                    8,582,656       192,558       691,751

ITEM 4. To ratify the selection of accountants:

                                                                               AFFIRMATIVE      AGAINST      ABSTAIN
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities Series                                                   31,738,080       327,260     1,812,462
International Growth Series                                                     9,604,429        84,177       416,745
Massachusetts Investors Growth Stock Series                                    65,043,225       581,943     3,653,772
New Discovery Series                                                           14,160,872       174,013       731,155
Research Growth and Income Series                                               6,063,325        28,387       374,525
Research International Series                                                   6,522,961        50,058       256,162
Strategic Growth Series                                                         7,604,222        96,028       423,919
Technology Series                                                               4,309,073        12,012       263,426
Value Series                                                                    8,841,483        44,968       580,514

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2001
CAPITAL OPPORTUNITIES SERIES
STOCKS -- 93.6%

ISSUER                                                    SHARES         VALUE
U.S. STOCKS -- 82.9%
ADVERTISING & BROADCASTING  -- 0.5%
Lamar Advertising Co., A*                                 72,940     $ 3,366,181
                                                                     -----------
AEROSPACE -- 1.8%
Boeing Co.                                                53,000     $ 2,946,800
United Technologies Corp.                                113,900       8,344,314
                                                                     -----------
                                                                     $11,291,114
                                                                     -----------
AUTOMOTIVE -- 0.7%
General Motors Corp., H*                                 207,400     $ 4,199,850
                                                                     -----------
BANKS & CREDIT COS. -- 3.1%
Bank America Corp.                                        64,500     $ 3,871,935
Capital One Financial Corp.                               51,000       3,060,000
Comerica, Inc.                                            33,100       1,906,560
Providian Financial Corp.                                100,700       5,961,440
U.S. Bancorp                                             205,310       4,679,015
                                                                     -----------
                                                                     $19,478,950
                                                                     -----------
BIOTECHNOLOGY -- 1.9%
Guidant Corp.*                                           190,400     $ 6,854,400
Pharmacia Corp.                                           65,921       3,029,070
Waters Corp.*                                             72,300       1,996,203
                                                                     -----------
                                                                     $11,879,673
                                                                     -----------
BUSINESS MACHINES -- 1.3%
Sun Microsystems, Inc.*                                  396,250     $ 6,399,438
Texas Instruments, Inc.                                   69,600       2,192,400
                                                                     -----------
                                                                     $ 8,591,838
                                                                     -----------
BUSINESS SERVICES -- 0.7%
Fiserv, Inc.*                                             40,500     $ 2,547,045
Nextel Partners, Inc.*                                   143,000       2,209,350
                                                                     -----------
                                                                     $ 4,756,395
                                                                     -----------
CELLULAR PHONES -- 2.3%
Motorola, Inc.                                           244,400     $ 4,047,264
QUALCOMM, Inc.*                                           40,600       2,312,170
Sprint Corp. (PCS Group)*                                338,900       8,184,435
                                                                     -----------
                                                                     $14,543,869
                                                                     -----------
COMPUTER HARDWARE -- SYSTEMS -- 1.7%
Compaq Computer Corp.                                    416,400     $ 6,450,036
Dell Computer Corp.*                                     160,000       4,256,000
                                                                     -----------
                                                                     $10,706,036
                                                                     -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.5%
Microsoft Corp.*                                         130,000     $ 9,335,300
                                                                     -----------
COMPUTER SOFTWARE -- SERVICES -- 0.9%
EMC Corp.*                                               208,700     $ 6,062,735
                                                                     -----------
COMPUTER SOFTWARE -- SYSTEMS -- 2.9%
Comverse Technology, Inc.*                                 5,500     $   317,570
Extreme Networks, Inc.*                                   89,500       2,564,175
I2 Technologies, Inc.*                                    65,100       1,279,215
JNI Corp.*                                               121,260       1,624,884
Oracle Corp.*                                            210,000       4,139,100
Rational Software Corp.*                                  90,000       2,540,700
VERITAS Software Corp.*                                   91,600       6,172,924
                                                                     -----------
                                                                     $18,638,568
                                                                     -----------
CONGLOMERATE -- 0.4%
General Electric Co.                                      48,100     $ 2,344,875
                                                                     -----------
CONTAINERS -- 0.3%
Smurfit-Stone Container Corp.*                           139,300     $ 2,167,508
                                                                     -----------
ELECTRONICS -- 7.7%
Analog Devices, Inc.*                                     70,200     $ 3,036,150
Atmel Corp.*                                             610,300       7,933,900
Cypress Semiconductor Corp.*                              55,300       1,318,905
Fairchild Semiconductor
   International Co.*                                    161,500       3,714,500
Flextronics International Ltd.*                          341,800       9,126,060

Intel Corp.                                              154,600     $ 4,678,196
Lam Research Corp.*                                       10,800         322,164
LSI Logic Corp.*                                         174,100       3,273,080
Micron Technology, Inc.*                                 126,900       5,215,590
QLogic Corp.*                                             79,700       5,130,289
Sanmina Corp.*                                           118,900       2,870,246
Tektronix, Inc.*                                          66,000       1,791,900
Teradyne, Inc.*                                           35,500       1,175,050
                                                                     -----------
                                                                     $49,586,030
                                                                     -----------
ENERGY -- 0.7%
Dynegy, Inc.                                              95,900     $ 4,459,350
                                                                     -----------
ENTERTAINMENT -- 4.4%
AOL Time Warner, Inc.*                                    22,800     $ 1,208,400
Clear Channel Communications, Inc.*                      132,600       8,314,020
Fox Entertainment Group, Inc.*                           147,200       4,106,880
Harrah's Entertainment, Inc.*                             53,864       1,901,399
Viacom, Inc., B*                                         248,220      12,845,385
                                                                     -----------
                                                                     $28,376,084
                                                                     -----------
FINANCIAL INSTITUTIONS -- 8.5%
Citigroup, Inc.                                          221,678     $11,713,466
FleetBoston Financial Corp.                              243,100       9,590,295
Freddie Mac Corp.                                        142,900      10,003,000
Goldman Sachs Group, Inc.                                 13,800       1,184,040
J. P. Morgan Chase & Co.                                 216,150       9,640,290
Merrill Lynch & Co., Inc.                                117,100       6,938,175
Morgan Stanley Dean Witter & Co.                          77,000       4,945,710
                                                                     -----------
                                                                     $54,014,976
                                                                     -----------
FOREST & PAPER PRODUCTS - 0.6%
Jefferson Smurfit Corp.                                1,963,800     $ 3,693,236
                                                                     -----------
INSURANCE -- 6.2%
AFLAC, Inc.                                              184,500     $ 5,809,905
American International Group, Inc.                        83,250       7,159,500
CIGNA Corp.                                               96,600       9,256,212
Hartford Financial Services Group, Inc.                   71,330       4,878,972
MetLife, Inc.                                             55,300       1,713,194
Safeco Corp.                                              34,100       1,012,770
St. Paul Cos., Inc.                                       79,000       4,004,510
UnumProvident Corp.                                      176,000       5,653,120
                                                                     -----------
                                                                     $39,488,183
                                                                     -----------
INTERNET -- 0.2%
XO Communications, Inc.*                                 526,700     $ 1,048,133
                                                                     -----------
MACHINERY -- 0.6%
Deere & Co., Inc.                                        108,500     $ 4,106,725
                                                                     -----------
MEDICAL & HEALTH PRODUCTS -- 4.5%
American Home Products Corp.                             128,100     $ 7,486,164
Bristol-Myers Squibb Co.                                 112,400       5,878,520
Eli Lilly & Co.                                          106,900       7,910,600
Pfizer, Inc.                                             178,950       7,166,947
                                                                     -----------
                                                                     $28,442,231
                                                                     -----------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.3%
Applera Corp. -- Applied Biosystems Group                299,500     $ 8,011,625
                                                                     -----------
OIL SERVICES -- 8.5%
Cooper Cameron Corp.*                                     50,600     $ 2,823,480
El Paso Corp.                                            147,537       7,751,594
Global Marine, Inc.*                                     407,200       7,586,136
Grant Pride Co., Inc.*                                   635,000      11,106,150
Noble Drilling Corp.*                                    156,400       5,122,100
Santa Fe International Corp.                             289,240       8,387,960
Transocean Sedco Forex, Inc.                             175,323       7,232,074
Weatherford International, Inc.*                          81,865       3,929,520
                                                                     -----------
                                                                     $53,939,014
                                                                     -----------

ISSUER                                                    SHARES         VALUE
OILS -- 1.2%
Apache Corp.                                               91,200   $  4,628,400
Devon Energy Corp.                                         56,200      2,950,500
                                                                    ------------
                                                                    $  7,578,900
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Pinnacle Holdings, Inc.*                                  168,500   $  1,026,165
                                                                    ------------
RESTAURANTS & LODGING -- 0.1%
Starwood Hotels & Resorts Co.                              18,400   $    685,952
                                                                    ------------
RETAIL -- 2.3%
Costco Wholesale Corp.*                                    88,800   $  3,733,152
CVS Corp.                                                  46,600      1,798,760
Gap, Inc.                                                 138,400      4,013,600
Home Depot, Inc.                                           49,800      2,318,190
Wal-Mart Stores, Inc.                                      61,300      2,991,440
                                                                    ------------
                                                                    $ 14,855,142
                                                                    ------------
SUPERMARKET -- 2.0%
Kroger Co.*                                               212,600   $  5,315,000
Safeway, Inc.*                                            161,600      7,756,800
                                                                    ------------
                                                                    $ 13,071,800
                                                                    ------------
TELECOMMUNICATIONS -- 8.2%
Adelphia Communications Corp., A*                          87,440   $  3,637,504
Allegiance Telecom, Inc.*                                 306,200      4,593,000
American Tower Corp., A*                                   84,890      1,754,676
AT&T Corp.*                                               195,000      3,188,250
Cabletron Systems, Inc.*                                  249,000      5,689,650
Charter Communications, Inc.*                             323,100      7,534,692
Cisco Systems, Inc.*                                       86,800      1,679,580
EchoStar Communications Corp.*                            285,100      8,994,905
Emulex Corp.*                                              42,600      1,662,252
McLeodUSA, Inc., A*                                        53,600        235,304
Metromedia Fiber Network, Inc., A*                        257,780        505,249
NTL, Inc.*                                                210,196      2,532,862
Qwest Communications International, Inc.                  217,400      6,928,538
Tekelec Co.*                                               95,700      2,442,264
Williams Communications Group, Inc.*                      187,096        551,933
Winstar Communications, Inc.*                             123,400          5,676
                                                                    ------------
                                                                    $ 51,936,335
                                                                    ------------
TELECOMMUNICATIONS & CABLE -- 0.9%
Comcast Corp., A*                                         133,900   $  5,811,260
                                                                    ------------
TRANSPORTATION -- 0.7%
Fedex Corp.*                                               86,000   $  3,457,200
United Parcel Service, Inc.                                14,850        858,330
                                                                    ------------
                                                                    $  4,315,530
                                                                    ------------
UTILITIES -- ELECTRIC -- 2.4%
AES Corp.*                                                144,100   $  6,203,505
Calpine Corp.*                                            247,300      9,347,940
                                                                    ------------
                                                                    $ 15,551,445
                                                                    ------------
UTILITIES -- GAS -- 1.7%
Enron Corp.                                               126,900   $  6,218,100
Williams Cos., Inc.                                       139,200      4,586,640
                                                                    ------------
                                                                    $ 10,804,740
                                                                    ------------
     Total U.S. Stocks                                              $528,165,748
                                                                    ------------
FOREIGN STOCKS -- 10.7%
BERMUDA -- 4.8%
Ace Ltd. (Insurance)                                       99,200   $  3,877,728
Global Crossing Ltd.
   (Telecommunications)*                                  624,900      5,399,136
Tyco International Ltd., (Conglomerate)                   389,652     21,236,034
                                                                    ------------
                                                                    $ 30,512,898
                                                                    ------------
BRAZIL -- 0.4%
Aracruz Celulose S.A. (Forest &
   Paper Products)                                        127,900   $  2,391,730
                                                                    ------------
CANADA -- 0.2%
Celestica Inc. (Business Services)*                        28,300   $  1,457,450
                                                                    ------------
CHINA -- 1.2%
China Mobile (Hong Kong) Ltd.
   (Telecommunications)*                                1,218,500   $  6,421,051
China Mobile (Hong Kong) Ltd., ADR
   (Telecommunications)*                                   47,500      1,272,525
                                                                    ------------
                                                                    $  7,693,576
                                                                    ------------
FINLAND -- 0.6%
Nokia Corp., ADR (Telecommunications)                     173,900   $  3,832,756
                                                                    ------------
ISRAEL -- 0.9%
Check Point Software Technologies Ltd.
   (Computer Software - Services)*                         56,800   $  2,896,800
Partner Communications Co. Ltd.,
   ADR (Cellular Phones)*                                 543,650      2,609,520
                                                                    ------------
                                                                    $  5,506,320
                                                                    ------------
NETHERLANDS -- 0.3%
Completel Europe N.V (Telecommunications)*                166,380   $    414,414
Libertel N.V. (Cellular Phones)*                          163,900      1,451,046
                                                                    ------------
                                                                    $  1,865,460
                                                                    ------------
SWEDEN
Song Networks Holding AB
   (Telecommunications)*                                  175,160   $    364,178
                                                                    ------------
SWITZERLAND -- 1.2%
Novartis AG (Medical & Health Products)                   204,000   $  7,387,930
                                                                    ------------
UNITED KINGDOM -- 1.1%
Vodafone Group PLC
   (Telecommunications)*                                2,891,681   $  6,413,046
Vodafone Group PLC, ADR
   (Telecommunications)                                    25,100        560,985
                                                                    ------------
                                                                    $  6,974,031
                                                                    ------------
     Total Foreign Stocks                                           $ 67,986,329
                                                                    ------------
     Total Stocks (Identified Cost, $695,804,281)                   $596,152,077
                                                                    ------------
SHORT-TERM OBLIGATIONS -- 5.0%

                                                    PRINCIPAL AMOUNT
                                                      (000 OMITTED)
Cargill, Inc., due 7/02/01^                              $ 2,833    $  2,832,677
Citicorp, Inc., due 7/02/01 - 7/06/01                      6,483       6,480,557
Citigroup, Inc., due 7/06/01                               2,635       2,633,565
Dow Chemical Co., due 7/02/01                              5,785       5,784,333
General Electric Capital Corp.,
   due 7/02/01                                            13,240      13,238,492
Prudential Funding Corp., due 7/02/01                      1,046       1,045,881
                                                                    ------------
     Total Short-Term Obligations, at Amortized Cost                $ 32,015,505
                                                                    ------------
REPURCHASE AGREEMENT -- 0.4%
Merrill Lynch, dated 6/29/01,
   due 7/02/01, total to be received
   $2,796,951 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded
   account), at Cost                                       2,796    $  2,796,000
                                                                    ------------
     Total Investments
       (Identified Cost, $730,615,786)                              $630,963,582
                                                                    ------------
OTHER ASSETS,
   LESS LIABILITIES -- 1.0%                                            6,230,583
                                                                    ------------
     Net Assets -- 100.0%                                           $637,194,165
                                                                    ============

           See portfolio footnotes and notes to financial statements.

INTERNATIONAL GROWTH SERIES
STOCKS -- 96.8%

ISSUER                                                  SHARES          VALUE
FOREIGN STOCKS -- 95.4%
AUSTRALIA -- 2.9%
Publishing & Broadcasting Ltd. (Media)                  161,000      $   745,266
QBE Insurance Group Ltd. (Insurance)*                   470,314        2,831,637
                                                                     -----------
                                                                     $ 3,576,903
                                                                     -----------
BRAZIL -- 1.5%
Embraer Aircraft Corp., ADR
   (Aerospace & Defense)                                 47,850      $ 1,868,542
                                                                     -----------
CANADA -- 5.4%
Anderson Exploration Ltd. (Oil Services)*                69,100      $ 1,396,029
AT&T Canada, Inc. (Telecom-Wireline)*                    25,620          771,931
BCE, Inc. (Telecommunications)                           93,102        2,497,694
Canadian National Railway Co. (Railroad)                 50,999        2,065,459
                                                                     -----------
                                                                     $ 6,731,113
                                                                     -----------
DENMARK -- 1.6%
Danske Bank (Banks & Credit Cos.)                       111,950      $ 2,013,673
                                                                     -----------
FRANCE -- 13.8%
ALSTOM (Transportation)                                  34,260      $   953,764
Aventis S.A. (Pharmaceuticals)                           15,430        1,232,717
Business Objects S.A
   (Computer Software -- Systems)                        31,600          754,957
Generale de Sante (HealthCare)                           36,120          589,067
Groupe Danone (Food &
   Beverage Products)                                    10,250        1,407,644
JC Decaux S.A. (Media)                                   56,520          756,563
L'Air Liquide SA (Gas)                                   17,050        2,451,275
Sanofi-Synthelabo S.A. (Medical &
   Health Products)                                      59,870        3,930,944
Societe Television Francaise 1
   (Entertainment)                                       18,150          529,880
Technip S.A. (Construction)                              16,980        2,157,818
Total Fina Elf S.A., B (Oils)                            17,390        2,436,806
                                                                     -----------
                                                                     $17,201,435
                                                                     -----------
GERMANY -- 0.8%
ProSieben Media AG, Preferred (Media)                    39,900      $   578,712
Software AG (Computer Software
   Services)                                              7,000          457,827
                                                                     -----------
                                                                     $ 1,036,539
                                                                     -----------
GREECE -- 1.1%
Cosmote S.A. (Telecommunications)*                      148,470      $ 1,333,308
                                                                     -----------
HONG KONG -- 0.2%
CNOOC Ltd. (Oils)*                                      310,000      $   296,112
                                                                     -----------
ISRAEL -- 1.0%
Check Point Software Technologies Ltd.
   (Computer Software-Services)*                         16,540      $   843,540
Partner Communications Co. Ltd.,
   ADR (Cellular Phones)*                                84,130          403,824
                                                                     -----------
                                                                     $ 1,247,364
                                                                     -----------
ITALY -- 2.3%
Assicurazioni Generali S.p.A. (Insurance)                58,100      $ 1,747,392
Banca Intesa S.p.A. (Financial Services)                333,700        1,178,903
                                                                     -----------
                                                                     $ 2,926,295
                                                                     -----------
JAPAN -- 18.2%
Canon, Inc. (Special Products &
   Services)                                            106,000      $ 4,284,889
Chugai Pharmaceutical Co. Ltd.
   (Pharmaceuticals)                                    166,000        2,525,682
Fast Retailing Co. (Retail)                              11,500        2,001,524
Honda Motor Co., Ltd. (Automotive)                       38,000        1,670,196
Murata Manufacturing Co. Ltd.
   (Electronics)                                          3,600          239,365
Nikko Securities Co., Ltd. (Banking &
   Financial Services)                                  113,000          905,414
NTT DoCoMo, Inc. (Cellular Phones)                          189        3,289,461
Shionogi & Co., Ltd. (Biotechnology)                     77,000      $ 1,605,710
Sony Corp. (Electronics)                                 41,400        2,722,810
Stanley Electric Co., Ltd.
   (Electrical Equipment)                                36,000          334,649
Sumitomo Electric Industries, Ltd.
   (Electronics)                                         67,000          759,849
Tokyo Broadcasting System, Inc.
   (Media)                                              122,000        2,348,412
                                                                     -----------
                                                                     $22,687,961
                                                                     -----------
MEXICO -- 0.5%
Grupo Aeroportuario del Sureste S.A
   de C.V., ADR (Transportation)*                         7,500      $   140,250
Wal-Mart de Mexico S.A. de C.V. (Retail)                167,000          453,945
                                                                     -----------
                                                                     $   594,195
                                                                     -----------
NETHERLANDS -- 10.8%
Akzo Nobel N.V. (Chemicals)                              53,050      $ 2,247,198
Elsevier N.V. (Media)                                   242,720        3,022,796
ING Groep N.V. (Financial Services)                      20,201        1,321,223
Koninklijke Philips Electronics N.V
   (Electronics)                                         52,856        1,402,049
Libertel N.V. (Cellular Phones)*                        163,930        1,451,311
Royal Dutch Petroleum Co. (Oils)                         41,150        2,369,937
VNU N.V. (Publishing)*                                   46,931        1,590,398
                                                                     -----------
                                                                     $13,404,912
                                                                     -----------
SINGAPORE -- 4.8%
Datacraft Asia Ltd. (Telecommunications)                 38,000      $   155,040
DBS Group Holdings Ltd.
   (Financial Services)                                 173,000        1,272,687
Oversea-Chinese Banking Corp. Ltd.
   (Banks & Credit Cos.)                                147,000          960,362
Overseas Union Bank Ltd. (Banks &
   Credit Cos.)                                         692,248        3,591,405
                                                                     -----------
                                                                     $ 5,979,494
                                                                     -----------
SOUTH KOREA -- 1.9%
Korea Telecom Corp. (Telecom-Wireline)*                  30,500      $   670,390
Samsung Electronics (Electronics)                        11,170        1,652,265
                                                                     -----------
                                                                     $ 2,322,655
                                                                     -----------
SPAIN -- 1.4%
Iberdrola S.A. (Business Services)                      137,720      $ 1,767,647
                                                                     -----------
SWEDEN -- 0.6%
D. Carnegie & Co. AB
   (Financial Services)                                   2,610      $    29,894
Getinge Industrier AB (Medical &
   Health Products)                                      40,150          698,100
                                                                     -----------
                                                                     $   727,994
                                                                     -----------
SWITZERLAND -- 7.9%
Julius Baer Holdings (Banks &
   Credit Cos.)                                             372      $ 1,432,123
Novartis AG (Biotechnology)                             101,040        3,659,198
Syngenta AG (Chemicals)*                                 67,360        3,543,882
Synthes-Stratec, Inc. (Medical &
   Health Products)*                                      1,998        1,220,778
                                                                     -----------
                                                                     $ 9,855,981
                                                                     -----------
UNITED KINGDOM -- 18.7%
CGNU PLC (Insurance)*                                   197,196      $ 2,729,512
Compass Group PLC (Food &
   Beverage Products)                                   120,120          962,412
Diageo PLC (Food & Beverage
   Products)*                                           415,224        4,560,479
HSBC Holdings PLC (Banks &
   Credit Cos.)*                                        147,900        1,754,573

ISSUER                                                    SHARES         VALUE
Johnson Service Group PLC
   (Commercial Services)                                  113,630   $    604,809
Matalan PLC (Apparel & Textiles)                          179,660      1,254,777
NEXT PLC (Retail)                                          62,910        823,827
Reckitt Benckiser PLC (Consumer
   Goods & Services)                                      177,600      2,563,304
Reuters Group PLC (Business Services)                      91,830      1,193,492
Royal Bank of Scotland PLC (Banks &
   Credit Cos.)*                                           56,817      1,253,663
Shire Pharmaceuticals Group PLC
   (Pharmaceuticals)*                                      13,920        253,634
Standard Chartered PLC (Banks &
   Credit Cos.)                                           156,390      2,006,138
Vodafone Group PLC
   (Telecommunications)*                                1,527,217      3,386,996
                                                                    ------------
                                                                    $ 23,347,616
                                                                    ------------
     Total Foreign Stocks                                           $118,919,739
                                                                    ------------
U.S. STOCKS -- 1.4%
OIL SERVICES
Santa Fe International Corp.,
   (Identified Cost, $2,133,548)                           59,780   $  1,733,620
                                                                    ------------
     Total Stocks (Identified Cost, $123,246,999)                   $120,653,359
                                                                    ------------
SHORT-TERM OBLIGATIONS -- 3.0%

                                                    PRINCIPAL AMOUNT
                                                      (000 OMITTED)
Cargill, Inc., due 7/02/01^                                $  445   $    444,949
Citicorp., due 7/02/01                                        139        138,984
Dow Chemical Co., due 7/02/01                                 299        298,966
General Electric Capital Corp.,
   due 7/02/01                                                654        653,926
UBS Finance, Inc., due 7/02/01                              2,146      2,145,753
                                                                    ------------
     Total Short-Term Obligations, at Amortized Cost                $  3,682,578
                                                                    ------------
REPURCHASE AGREEMENT -- 0.1%
Merrill Lynch, dated 6/29/01,
   due 7/02/01, total to be received
   $166,056 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded
   account), at Cost                                       $  166   $    166,000
                                                                    ------------
     Total Investments
       (Identified Cost, $127,094,577)                              $124,501,937
                                                                    ------------
OTHER ASSETS,
   LESS LIABILITIES -- 0.1%                                              127,049
                                                                    ------------
     Net Assets -- 100.0%                                           $124,628,986
                                                                    ============

           See portfolio footnotes and notes to financial statements.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
STOCKS -- 93.1%

ISSUER                                                    SHARES         VALUE
U.S. STOCKS -- 84.9%
ADVERTISING & BROADCASTING
Omnicom Group, Inc.                                        4,800     $   412,800
                                                                     -----------
AEROSPACE -- 1.3%
General Dynamics Corp.                                    74,700     $ 5,812,407
United Technologies Corp.                                 86,000       6,300,360
                                                                     -----------
                                                                     $12,112,767
                                                                     -----------
APPAREL & TEXTILES -- 0.3%
Nike, Inc., "B"                                           70,700     $ 2,968,693
                                                                     -----------
AUTOMOTIVE -- 1.0%
General Motors Corp., "H"*                               106,100     $ 2,148,525
Harley-Davidson, Inc.                                    148,920       7,011,154
                                                                     -----------
                                                                     $ 9,159,679
                                                                     -----------
BANKS & CREDIT COS. -- 2.7%
Bank America Corp.                                       173,300     $10,403,199
Capital One Financial Corp.                              113,500       6,810,000
Providian Financial Corp.                                122,000       7,222,400
                                                                     -----------
                                                                     $24,435,599
                                                                     -----------
BIOTECHNOLOGY -- 0.9%
Guidant Corp.*                                           233,100     $ 8,391,600
                                                                     -----------
BUSINESS MACHINES - 1.5%
International Business Machines Corp.                     27,200     $ 3,073,600
Sun Microsystems, Inc.*                                  427,850       6,909,778
Texas Instruments, Inc.                                  129,100       4,066,650
                                                                     -----------
                                                                     $14,050,028
                                                                     -----------
BUSINESS SERVICES -- 2.0%
First Data Corp.                                          96,600     $ 6,206,550
Sabre Group Holding, Inc., "A"*                           45,200       2,260,000
VeriSign, Inc.*                                          175,200      10,170,360
                                                                     -----------
                                                                     $18,636,910
                                                                     -----------
CELLULAR PHONES -- 2.3%
Motorola, Inc.                                           205,900     $ 3,409,704
QUALCOMM, Inc.*                                          164,900       9,391,055
Sprint Corp. (PCS Group)*                                337,169       8,142,631
                                                                     -----------
                                                                     $20,943,390
                                                                     -----------
CHEMICALS -- 0.2%
Praxair, Inc.                                             41,300     $ 1,941,100
Rohm & Haas Co.                                              800          26,320
                                                                     -----------
                                                                     $ 1,967,420
                                                                     -----------
COMPUTER HARDWARE -- SYSTEMS -- 0.9%
Dell Computer Corp.*                                     310,074     $ 8,247,968
                                                                     -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.9%
Intuit, Inc.*                                             74,900     $ 2,932,335
Mercury Interactive Corp.*                                26,100       1,596,537
Microsoft Corp.*                                         312,782      22,460,875
                                                                     -----------
                                                                     $26,989,747
                                                                     -----------
COMPUTER SOFTWARE -- SERVICES -- 1.1%
EMC Corp.*                                               324,495     $ 9,426,580
Micromuse, Inc.*                                          37,300       1,048,876
                                                                     -----------
                                                                     $10,475,456
                                                                     -----------
COMPUTER SOFTWARE -- SYSTEMS -- 6.0%
Adobe Systems, Inc.                                       77,200     $ 3,626,856
Comverse Technology, Inc.*                               110,392       6,374,034
Extreme Networks, Inc.*                                   93,485       2,678,345
Oracle Corp.*                                            581,474      11,460,853
PeopleSoft, Inc.*                                         84,000       4,065,600
Rational Software Corp.*                                 233,868       6,602,094
Siebel Systems, Inc.*                                     81,300       3,866,628
VERITAS Software Corp.*                                  240,283      16,192,671
                                                                     -----------
                                                                     $54,867,081
                                                                     -----------

ISSUER                                                  SHARES         VALUE
CONGLOMERATE -- 1.4%
General Electric Co.                                    260,036     $ 12,676,755
                                                                    ------------
CONSUMER GOODS & SERVICES -- 1.5%
Gillette Co.                                            179,800     $  5,212,402
Philip Morris Cos., Inc.                                161,500        8,196,125
                                                                    ------------
                                                                    $ 13,408,527
                                                                    ------------
ELECTRONICS -- 5.0%
Advanced Micro Devices, Inc.*                           222,300     $  6,420,024
Altera Corp.*                                            69,300        2,054,745
Analog Devices, Inc.*                                   250,242       10,822,967
Atmel Corp.*                                             75,400          980,200
Flextronics International Ltd.*                         252,933        6,753,311
Intel Corp.                                              78,400        2,372,384
Lam Research Corp.*                                      45,000        1,342,350
LSI Logic Corp.*                                        292,000        5,489,600
Micron Technology, Inc.*                                 81,200        3,337,320
Novellus Systems, Inc.*                                  34,600        1,926,874
QLogic Corp.*                                            52,300        3,366,551
Teradyne, Inc.*                                          31,300        1,036,030
                                                                    ------------
                                                                    $ 45,902,356
                                                                    ------------
ENTERTAINMENT -- 7.3%
AOL Time Warner, Inc.*                                  348,500     $ 18,470,500
Clear Channel Communications, Inc.*                     294,800       18,483,960
Gemstar-TV Guide International, Inc.*                    59,600        2,523,464
Viacom, Inc., "B"*                                      525,876       27,214,083
                                                                    ------------
                                                                    $ 66,692,007
                                                                    ------------
FINANCIAL INSTITUTIONS -- 8.3%
Citigroup, Inc.                                         424,154     $ 22,412,297
Fannie Mae                                              190,300       16,204,045
Freddie Mac Corp.                                       155,301       10,871,070
Goldman Sachs Group, Inc.                                27,400        2,350,920
Lehman Brothers Holdings, Inc.                           29,800        2,316,950
Merrill Lynch & Co., Inc.                               202,300       11,986,275
Morgan Stanley Dean Witter & Co.                         70,100        4,502,523
State Street Corp.                                      107,200        5,305,328
                                                                    ------------
                                                                    $ 75,949,408
                                                                    ------------
FOOD & BEVERAGE PRODUCTS -- 1.1%
Quaker Oats Co.                                         103,600     $  9,453,500
                                                                    ------------
GAS -- 0.7%
Air Products & Chemicals, Inc.                          121,200     $  5,544,900
                                                                    ------------
HEALTHCARE -- 1.2%
HCA-The Healthcare Co.                                  240,830     $ 10,883,108
                                                                    ------------
INSURANCE -- 5.5%
AFLAC, Inc.                                             259,026     $  8,156,729
Allstate Corp.                                          293,200       12,897,868
American International Group, Inc.                      202,745       17,436,070
CIGNA Corp.                                              32,800        3,142,896
Marsh & McLennan Cos., Inc.                              39,500        3,989,500
St. Paul Cos., Inc.                                      84,200        4,268,098
Willis Group Holdings Ltd.*                               1,300           23,075
                                                                    ------------
                                                                    $ 49,914,236
                                                                    ------------
INTERNET -- 0.1%
Ebay, Inc.*                                              16,100     $  1,090,775
                                                                    ------------
MACHINERY -- 0.6%
Danaher Corp.                                            97,000     $  5,432,000
                                                                    ------------
MANUFACTURING -- 1.3%
Minnesota Mining & Manufacturing Co.                    108,900     $ 12,425,490
                                                                    ------------
MEDICAL & HEALTH PRODUCTS -- 8.3%
American Home Products Corp.                            268,923     $ 15,715,860
Baxter International, Inc.                               85,600        4,194,400
Eli Lilly & Co.                                         232,420       17,199,080
Forest Laboratories, Inc.*                               33,400        2,371,400
Johnson & Johnson Co.                                   146,500     $  7,325,000
Pfizer, Inc.                                            501,111       20,069,496
Schering Plough Corp.                                   242,800        8,799,072
                                                                    ------------
                                                                    $ 75,674,308
                                                                    ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.7%
Applera Corp. -- Applied Biosystems Group               216,795     $  5,799,266
Cardinal Health, Inc.                                    85,953        5,930,757
Genzyme Corp.*                                           76,900        4,531,717
IMS Health, Inc.                                        201,000        5,728,500
McKesson HBOC, Inc.                                      73,900        2,743,168
                                                                    ------------
                                                                    $ 24,733,408
                                                                    ------------
OIL SERVICES -- 2.6%
El Paso Corp.                                           159,578     $  8,384,228
Halliburton Co.                                          68,900        2,452,840
Schlumberger Ltd.                                       132,500        6,976,125
Transocean Sedco Forex, Inc.                            141,044        5,818,065
                                                                    ------------
                                                                    $ 23,631,258
                                                                    ------------
OILS -- 1.0%
Apache Corp.                                             80,700     $  4,095,525
Devon Energy Corp.                                       85,400        4,483,500
                                                                    ------------
                                                                    $  8,579,025
                                                                    ------------
PHARMACEUTICALS -- 0.5%
Watson Pharmaceuticals, Inc.*                            64,434     $  3,971,712
                                                                    ------------
PRINTING & PUBLISHING -- 0.6%
McGraw-Hill Cos., Inc.                                   82,200     $  5,437,530
                                                                    ------------
RESTAURANTS & LODGING -- 0.5%
Starbucks Corp.*                                         61,600     $  1,364,440
Starwood Hotels & Resorts Co.                            85,100        3,172,528
                                                                    ------------
                                                                    $  4,536,968
                                                                    ------------
RETAIL -- 4.4%
Costco Wholesale Corp.*                                 229,400     $  9,643,976
CVS Corp.                                               185,949        7,177,631
Gap, Inc.                                                90,005        2,610,145
Lowe's Cos., Inc.                                       231,200       16,773,560
Target Corp.                                            111,800        3,868,280
                                                                    ------------
                                                                    $ 40,073,592
                                                                    ------------
SPECIAL PRODUCTS & SERVICES
Illinois Tool Works, Inc.                                 5,100     $    322,830
                                                                    ------------
SUPERMARKET -- 0.5%
Safeway, Inc.*                                           94,263     $  4,524,624
                                                                    ------------
TELECOMMUNICATIONS -- 3.9%
American Tower Corp., "A"*                               87,662     $  1,811,973
AT&T Corp., "A"*                                        378,000        6,611,220
Charter Communications, Inc.*                           321,900        7,506,708
CIENA Corp.*                                             25,848          980,673
Cisco Systems, Inc.*                                    360,677        6,979,100
EchoStar Communications Corp.*                          353,378       11,149,076
JDS Uniphase Corp.*                                      76,800        1,013,760
                                                                    ------------
                                                                    $ 36,052,510
                                                                    ------------
TELECOMMUNICATIONS & CABLE -- 0.5%
Comcast Corp., "A"*                                      94,567     $  4,104,208
                                                                    ------------
TRANSPORTATION -- 0.3%
United Parcel Service, Inc.                              39,900     $  2,306,220
                                                                    ------------
UTILITIES -- ELECTRIC -- 2.0%
AES Corp.*                                              153,356     $  6,601,976
Calpine Corp.*                                          317,300       11,993,940
                                                                    ------------
                                                                    $ 18,595,916
                                                                    ------------
     Total U.S. Stocks                                              $775,576,309
                                                                    ------------

ISSUER                                                    SHARES       VALUE
FOREIGN STOCKS -- 8.2%
BERMUDA -- 4.5%
Tyco International Ltd. (Conglomerate)                    587,543   $ 32,021,093
Xl Capital Ltd. (Insurance)                               105,300      8,645,130
                                                                    ------------
                                                                    $ 40,666,223
                                                                    ------------
CANADA -- 0.7%
Celestica Inc. (Business Services)*                       108,900   $  5,608,350
Nortel Networks Corp. (Telecommunications)                100,900        917,181
                                                                    ------------
                                                                    $  6,525,531
                                                                    ------------
FINLAND -- 0.5%
Nokia Corp., ADR (Telecommunications)                     200,000   $  4,408,000
                                                                    ------------
IRELAND -- 0.4%
Elan Corp. PLC, ADR (Health Products)*                     71,200   $  4,343,200
                                                                    ------------
ISRAEL -- 0.9%
Check Point Software Technologies Ltd.
   (Computer Software -- Services)*                       155,194   $  7,914,894
                                                                    ------------
TAIWAN -- 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd.,
   ADR (Electronics)                                      156,980   $  2,384,526
                                                                    ------------
UNITED KINGDOM -- 1.0%
Diageo PLC (Food & Beverage Products)*                    723,200   $  7,943,034
Reed International PLC (Publishing)                       153,400      1,360,816
                                                                    ------------
                                                                    $  9,303,850
                                                                    ------------
     Total Foreign Stocks                                           $ 75,546,224
                                                                    ------------
     Total Stocks (Identified Cost, $843,219,262)                   $851,122,533
                                                                    ------------
SHORT-TERM OBLIGATIONS -- 4.9%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
Cargill, Inc., due 7/02/01^                           $ 4,084       $ 4,083,534
Citicorp, due 7/02/01 - 7/06/01                         6,931         6,928,510
Citigroup, Inc., due 7/06/01                            2,629         2,627,569
Dow Chemical Co., due 7/02/01                           8,349         8,348,038
General Electric Capital Corp.
   due 7/02/01                                         16,002        16,000,177
Prudential Funding Corp., due 7/02/01                   6,828         6,827,220
                                                                    ------------
     Total Short-Term Obligations,
       at Amortized Cost                                            $ 44,815,048
                                                                    ------------
REPURCHASE AGREEMENT -- 4.1%
Merrill Lynch, dated 6/29/01,
   due 7/02/01, total to be received
   $37,180,637 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account),
   at Cost                                            $37,168     $  37,168,000
                                                                  -------------
     Total Investments
       (Identified Cost, $925,202,310)                            $ 933,105,581
                                                                  -------------
OTHER ASSETS,
   LESS LIABILITIES -- (2.1)%                                       (19,910,150)
                                                                  -------------
     Net Assets -- 100.0%                                         $ 913,195,431
                                                                  =============

           See portfolio footnotes and notes to financial statements.

NEW DISCOVERY SERIES
STOCKS -- 91.1%

ISSUER                                                    SHARES       VALUE
U.S. STOCKS -- 87.6%
AEROSPACE & DEFENSE -- 0.3%
Teledyne Technologies, Inc.*                              46,840     $   711,968
                                                                     -----------
AGRICULTURAL PRODUCTS -- 0.5%
Delta and Pine Land Co.                                   72,300     $ 1,420,695
                                                                     -----------
AIRLINES -- 0.7%
Skywest, Inc.                                             68,066     $ 1,870,454
                                                                     -----------
BIOTECHNOLOGY -- 0.1%
Harvard Bioscience, Inc.*                                 33,940     $   375,376
                                                                     -----------
BUSINESS MACHINES -- 1.5%
Affiliated Computer Services, Inc., "A"*                  59,280     $ 4,262,825
                                                                     -----------
BUSINESS SERVICES -- 16.6%
BISYS Group, Inc.*                                        61,834     $ 3,700,765
Braun Consulting, Inc.*                                  144,070       1,152,560
C.H. Robinson Worldwide, Inc.                             19,910         557,281
Concord EFS, Inc.*#                                       85,845       4,794,443
CSG Systems International, Inc.*                          63,360       3,754,714
Dendrite International, Inc.*                            161,861       1,829,029
Dycom Industries, Inc.*                                   36,380         834,193
EGL, Inc.*                                                83,610       1,337,760
eLoyalty Corp.*                                          254,570         234,204
Gartner Group, Inc.,"A"*                                  49,490         544,390
Global Payments, Inc.*                                    88,877       2,675,198
I-Many, Inc.*                                             75,410         995,412
infoUSA, Inc.*                                           110,592         644,751
Meta Group, Inc.*                                         28,344          68,592
Mettler Toledo International, Inc.*                       29,730       1,285,823
Modis Professional Services, Inc.*                       155,448       1,072,591
National Data Corp.                                      111,052       3,598,085
Navigant Consulting Co.*                                 181,030       1,484,446
NCO Group, Inc.*                                          49,260       1,523,612
NOVA Corp.*                                              179,167       5,634,802
Peregrine Systems, Inc.*                                  80,150       2,448,582
Predictive Systems, Inc.*                                102,970         396,435
Probusiness Services, Inc.*                               48,250       1,253,053
Radiant Systems, Inc.*                                    74,201       1,158,278
Spherion Corp.*                                          104,450         934,828
Technology Solutions Co.*                                176,784         307,604
WebMD Corp.*                                             406,690       2,818,362
                                                                     -----------
                                                                     $47,039,793
                                                                     -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.3%
Documentum, Inc.*                                         35,570     $   453,873
HNC Software, Inc.*                                       95,533       2,063,513
Verity, Inc.*                                             57,840       1,141,183
                                                                     -----------
                                                                     $ 3,658,569
                                                                     -----------
COMPUTER SOFTWARE -- SERVICES -- 6.4%
Art Technology Group, Inc.*                              114,100     $   649,229
CheckFree Corp.*                                          45,019       1,551,355
Concord Communications, Inc.*                              7,260          63,235
Covansys Corp.*                                           83,105         923,297
ePresence, Inc.*                                          29,810         109,701
Hyperion Solutions Corp.*                                159,679       2,391,991
Lightspan, Inc.*                                         212,887         257,593
MetaSolv, Inc.*                                          116,131         929,048
Micromuse, Inc.*                                          26,300         739,556
Netegrity, Inc.*                                          26,240         835,744
Onyx Software Corp.*                                     103,970         732,988
Portal Software, Inc.*                                   120,500         488,025
RSA Security, Inc.*                                      121,750       3,774,250
SonicWall, Inc.*                                          43,600       1,013,700
TIBCO Software, Inc.*                                     72,400         995,500
Tier Technologies, Inc.*                                 119,944       1,145,465
Watchguard Technologies, Inc.*                           127,577       1,242,600

ISSUER                                                    SHARES         VALUE
COMPUTER SOFTWARE -- SERVICES -- continued
webMethods, Inc.*                                         17,690    $    372,728
                                                                    ------------
                                                                    $ 18,216,005
                                                                    ------------
COMPUTER SOFTWARE -- SYSTEMS -- 5.0%
Acxiom Corp.*                                             80,750    $  1,025,525
Aspen Technology, Inc.*#                                 150,371       3,608,904
Computer Network Technology Corp.*                       133,860       1,215,449
Cysive, Inc.*                                             62,331         193,849
E.piphany, Inc.*                                          47,580         485,316
JNI Corp.*                                                61,661         826,257
NetIQ Corp.*                                              26,800         820,884
Pinnacle Systems, Inc.*                                   91,240         555,652
Sapient Corp.*                                            43,610         427,378
StorageNetworks, Inc.*                                    59,900       1,015,904
Synopsys, Inc.*                                           32,158       1,524,289
Transaction System Architects, Inc., "A"*                132,833       1,653,771
Wind River Systems, Inc.*                                 38,551         671,173
                                                                    ------------
                                                                    $ 14,024,351
                                                                    ------------
CONSTRUCTION SERVICES -- 0.7%
Martin Marietta Materials, Inc.                           42,578    $  2,107,185
                                                                    ------------
CONSUMER GOODS & SERVICES -- 0.1%
Sportsline USA, Inc.*                                     58,943    $    152,073
                                                                    ------------
CONTAINERS -- 0.8%
Ivex Packaging Corp.*                                    112,189    $  2,131,591
                                                                    ------------
DRUGS & HEALTH CARE -- 0.4%
Inhale Therapeutic Systems Co.*                           48,200    $  1,156,318
                                                                    ------------
ELECTRONICS -- 5.3%
Anadigics, Inc.*                                          39,598    $    827,598
Brooks Automation, Inc.*                                  27,775       1,288,760
Cable Design Technologies Corp.*                          87,855       1,419,737
Cirrus Logic, Inc.*                                       54,900       1,394,460
Credence Systems Corp.*                                   10,880         256,550
DSP Group, Inc.*                                          49,100       1,033,555
DuPont Photomasks, Inc.*                                   6,246         302,306
Exar Corp.*                                               58,220       1,149,845
GlobeSpan, Inc.*                                          52,900         767,050
hi/ fn, Inc.*                                             42,630         630,924
Marvell Technology Group Ltd.*                            60,770       1,643,829
MKS Instruments, Inc.*                                    34,476         969,465
Photronics, Inc.*                                         20,215         511,439
PRI Automation, Inc.*                                        610          10,980
SIPEX Corp.*                                              34,991         374,404
Varian Semiconductor Equipment
   Associates, Inc.*                                      25,010       1,010,404
Veeco Instruments, Inc.*                                  14,963         606,301
Zoran Corp.*                                              19,100         573,000
                                                                    ------------
                                                                    $ 14,770,607
                                                                    ------------
ENERGY -- INDEPENDENT
Reliant Resources, Inc.*                                   3,920    $     96,824
                                                                    ------------
ENTERTAINMENT -- 0.5%
Emmis Broadcasting Corp., "A"*                            23,270    $    739,288
Spanish Broadcasting Systems, Inc.*                       91,820         744,660
                                                                    ------------
                                                                    $  1,483,948
                                                                    ------------
FINANCIAL INSTITUTIONS -- 0.6%
Federated Investors, Inc., "A"                            33,145    $  1,067,269
Financial Federal Corp. *                                 20,881         604,505
                                                                    ------------
                                                                    $  1,671,774
                                                                    ------------
FOOD & BEVERAGE PRODUCTS -- 0.2%
Del Monte Foods Co.*                                      84,397    $    707,247
                                                                    ------------
FURNITURE & HOME APPLIANCES -- 0.2%
Pier 1 Imports, Inc.                                      52,200    $    600,300
                                                                    ------------
GAMING & HOTELS -- 0.4%
Station Casinos, Inc.*                                    69,414    $  1,110,624
                                                                    ------------
HEALTHCARE -- 5.9%
Caremark Rx, Inc.*                                       805,683    $ 13,253,485
First Health Group Corp.*                                124,680       3,352,645
                                                                    ------------
                                                                    $ 16,606,130
                                                                    ------------
INSURANCE -- 0.5%
Gallagher (Arthur J.) & Co.                               17,600    $    457,600
LandAmerica Financial Group, Inc.                         29,500         939,575
Willis Group Holdings Ltd.*                                7,110         126,202
                                                                    ------------
                                                                    $  1,523,377
                                                                    ------------
INTERNET -- 1.3%
CNET Networks, Inc.*                                     138,110    $  1,660,082
Data Return Corp.*                                        97,390         165,563
Digital Insight Corp.*                                    43,038         867,646
FirePond, Inc.*                                           22,270          24,943
OneSource Information Services, Inc.*                     62,320         507,908
Retek, Inc.*                                               8,185         356,375
Websense, Inc.*                                            7,100         139,941
                                                                    ------------
                                                                    $  3,722,458
                                                                    ------------
MACHINERY -- 0.3%
Asyst Technologies, Inc.*                                 56,289    $    816,190
Cognex Corp.*                                              4,710         140,311
                                                                    ------------
                                                                    $    956,501
                                                                    ------------
MEDICAL & HEALTH PRODUCTS -- 2.5%
Closure Medical Corp.*                                    38,090    $    859,691
CONMED Corp.*                                             62,770       1,638,297
Haemonetics Corp.*                                        81,957       2,499,689
I-STAT Corp.*                                             41,580         602,494
Novoste Corp.                                             26,900         691,330
Zoll Medical Corp.*                                       25,100         672,931
                                                                    ------------
                                                                    $  6,964,432
                                                                    ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 14.5%
Allos Therapeutics, Inc.*                                 30,140    $    138,343
Arthrocare Corp.*                                         64,998       1,690,598
Cyberonics, Inc.*                                         66,484       1,103,634
Cyberonics, Inc.*,+                                       56,400         953,160
CYTYC Corp.*                                             208,478       4,801,248
DaVita, Inc.*                                            333,305       6,776,091
IDEXX Laboratories, Inc.*                                127,806       3,941,537
IDX Systems Corp.*                                        23,266         356,202
IMPATH, Inc.*                                             73,410       3,221,965
LifePoint Hospitals, Inc.*                                60,628       2,690,671
Lincare Holdings, Inc.*                                  104,780       3,405,350
Martek Biosciences Corp.*                                  5,538         148,972
Omnicare, Inc.                                           125,170       2,528,434
Orthodontic Centers of America, Inc.*                     44,681       1,357,856
Osteotech, Inc.*                                          91,080         411,682
Parexel International Corp.*                              85,140       1,660,230
Steris Corp.*                                             57,300       1,148,865
Sunrise Assisted Living, Inc.*                            30,800         808,500
Triad Hospitals, Inc.*                                    26,935         793,774
Unilab Corp.                                               4,920         125,165
V. I. Technologies, Inc.*                                 76,697         845,201
VISX, Inc.*                                              113,320       2,192,742
                                                                    ------------
                                                                    $ 41,100,220
                                                                    ------------
OIL SERVICES -- 7.2%
CARBO Ceramics, Inc.                                      31,950    $  1,183,748
Cooper Cameron Corp.*                                     23,308       1,300,586
Dril-Quip, Inc.*                                          23,468         505,266
Global Industries, Inc.*                                 283,788       3,726,136
Global Marine, Inc.*                                      42,180         785,813
Grey Wolf, Inc.*                                          59,310         237,240
Input/Output, Inc. *                                     138,489       1,758,810
Key Energy Services, Inc.*                                86,900         941,996
National Oilwell, Inc.*                                   40,222       1,077,950

ISSUER                                                     SHARES       VALUE
Noble Drilling Corp.*                                      94,894   $  3,107,779
Pride International, Inc.                                  48,600        923,400
Trico Marine Services, Inc.*                              263,530      2,793,418
Varco International, Inc.*                                 17,700        329,397
Weatherford International, Inc.*                           33,744      1,619,712
                                                                    ------------
                                                                    $ 20,291,251
                                                                    ------------
OILS -- 3.1%
Devon Energy Corp.                                         25,178   $  1,321,845
EOG Resources, Inc.                                        21,338        758,566
Houston Exploration Co.*                                   45,413      1,419,156
Marine Drilling Companies, Inc.*                           79,310      1,515,614
Newfield Exploration Co.*                                  46,936      1,504,768
Oceaneering International, Inc.*                          100,850      2,092,638
Vintage Petroleum, Inc.                                    11,600        216,920
                                                                    ------------
                                                                    $  8,829,507
                                                                    ------------
PHARMACEUTICALS -- 0.3%
Abgenix, Inc.*,+                                           18,100   $    800,925
                                                                    ------------
PRINTING & PUBLISHING -- 1.4%
Scholastic Corp.*                                          90,580   $  3,823,382
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Pinnacle Holdings, Inc.*                                  197,733   $  1,077,645
                                                                    ------------
RESTAURANTS & LODGING -- 2.1%
AFC Enterprise, Inc.*                                       9,820   $    192,374
California Pizza Kitchen, Inc.*                            48,930      1,144,962
CEC Entertainment, Inc.*                                   12,000        592,200
Jack in the Box, Inc.*                                     11,900        310,590
Papa John's International, Inc.*                           43,306      1,075,288
Sonic Corp.*                                               78,706      2,494,193
                                                                    ------------
                                                                    $  5,809,607
                                                                    ------------
RETAIL -- 0.2%
Galyan's Trading Co.*                                      21,260   $    433,704
                                                                    ------------
SPECIAL PRODUCTS & SERVICES -- 1.3%
Edison Schools, Inc.*                                      51,200   $  1,146,368
Harmonic, Inc.*                                            52,540        471,284
Sylvan Learning Systems, Inc.*                             87,650      2,136,907
                                                                    ------------
                                                                    $  3,754,559
                                                                    ------------
TECHNOLOGY -- 0.5%
Varian, Inc.*                                              47,890   $  1,533,917
                                                                    ------------
TELECOMMUNICATIONS -- 4.5%
Advanced Fibre Communications, Inc.*                       78,250   $  1,789,577
Amdocs Ltd.*                                               23,040      1,240,704
American Tower Corp., "A"*                                 12,400        256,308
Aware, Inc.*                                               38,014        323,499
Cabletron Systems, Inc.*                                  137,231      3,135,728
California Amplifier, Inc.*                                18,237         83,161
Emulex Corp.*                                              19,400        756,988
Inet Technologies, Inc.*                                   37,800        319,032
NMS Communications Corp.                                   97,718        599,011
Proxim, Inc.*                                              19,919        288,826
Tekelec Co.*                                               49,870      1,319,061
Transwitch Corp.*                                          98,590      1,008,576
Vignette Corp.*                                           178,520      1,567,406
                                                                    ------------
                                                                    $ 12,687,877
                                                                    ------------
     Total U.S. Stocks                                              $247,484,019
                                                                    ------------
FOREIGN STOCKS -- 3.5%
CANADA -- 1.7%
Intertape Polymer Group, Inc. (Containers)*                73,560   $    999,680
Mitel Corp. (Telecommunications)*                         369,030      3,760,416
                                                                    ------------
                                                                    $  4,760,096
                                                                    ------------
IRELAND -- 1.1%
SmartForce PLC (Internet)*                                 91,744   $  3,229,389
                                                                    ------------

ISRAEL -- 0.2%
Fundtech Ltd. (Computer Software -- Systems)*              93,190   $    624,373
                                                                    ------------
MEXICO -- 0.5%
Grupo Aeroportuario del Sureste S.A. de C.V.,
   ADR (Transportation)*                                   77,910   $  1,456,917
                                                                    ------------
     Total Foreign Stocks                                           $ 10,070,775
                                                                    ------------
     Total Stocks (Identified Cost, $255,620,032)                   $257,554,794
                                                                    ------------
BONDS -- 0.1%

                                                 PRINCIPAL AMOUNT
                                                  (000 OMITTED)
U.S. BONDS -- 0.1%
Sitara Networks, 4.63s, 2002
   (Identified Cost $139,000)                                 139   $    139,000
                                                                    ------------
CONVERTIBLE PREFERRED STOCK 0.1%
                                                        SHARES
U.S. STOCKS -- 0.1%
BUSINESS SERVICES -- 0.1%
Sitara Networks, Inc.*, +,
   (Identified Cost, $482,391)                             74,100   $    288,990
                                                                    ------------
WARRANTS
Martek Biosciences Corp.*, ##                               1,661   $     46,176
Sitara Networks*                                           42,459             42
                                                                    ------------
     Total Warrants (Identified Cost, $42)                          $     46,218
                                                                    ------------
SHORT-TERM OBLIGATIONS -- 6.3%

                                                 PRINCIPAL AMOUNT
                                                  (000 OMITTED)
Cargill, Inc., due 7/02/01^                            $  1,251   $   1,250,857
Citigroup, Inc., due 7/02/01                              4,379       4,378,498
Dow Chemical Co., due 7/02/01                             2,544       2,543,707
General Electric Capital Corp., due 7/02/01               7,470       7,469,149
Prudential Funding Corp., due 7/02/01                     2,074       2,073,763
                                                                  -------------
     Total Short-Term Obligations, at Amortized Cost              $  17,715,974
                                                                  -------------
REPURCHASE AGREEMENT -- 2.0%
Merrill Lynch, dated 6/29/01, due 7/02/01,
   total to be received $5,641,918 (secured by various
   U.S. Treasury and Federal Agency obligations
   in a jointly traded account), at Cost               $  5,640   $   5,640,000
                                                                  -------------
     Total Investments
       (Identified Cost, $279,597,439)                            $ 281,384,976
                                                                  -------------
SECURITIES SOLD SHORT -- (1.0)%

                                                        SHARES
U.S. STOCKS -- (0.8)%
ELECTRONICS -- (0.4)%
Applied Materials, Inc.*                                (23,500)  $  (1,203,200)
                                                                  -------------
RETAIL -- (0.4)%
Circuit City Stores, Inc.                               (65,800)  $  (1,184,400)
                                                                  -------------
     Total U.S. Stocks                                            $  (2,387,600)
                                                                  -------------
FOREIGN STOCKS -- (0.2)%
Taiwan Semiconductor Manufacturing Co. Ltd.,
   ADR (Electronics)                                    (28,140)  $    (427,446)
                                                                  -------------
     Total Securities Sold Short
       (Proceeds Received, $(2,524,904))                          $  (2,815,046)
                                                                  -------------
OTHER ASSETS,
   LESS LIABILITIES -- 1.4%                                           4,035,605
                                                                  -------------
     Net Assets -- 100.0%                                         $ 282,605,535
                                                                  -------------

           See portfolio footnotes and notes to financial statements.

RESEARCH GROWTH AND INCOME SERIES
STOCKS -- 94.6%

ISSUER                                                   SHARES        VALUE
U.S. STOCKS -- 83.8%
AEROSPACE -- 3.7%
Boeing Co.                                                10,620     $   590,472
General Dynamics Corp.                                    14,520       1,129,801
United Technologies Corp.                                 26,370       1,931,866
                                                                     -----------
                                                                     $ 3,652,139
                                                                     -----------
AUTOMOTIVE -- 0.5%
Harley-Davidson, Inc.                                     10,850     $   510,818
                                                                     -----------
BANKS & CREDIT COS. -- 4.9%
Capital One Financial Corp.                               20,330     $ 1,219,800
PNC Financial Services Group Co.                          41,910       2,757,259
U.S. Bancorp                                              37,325         850,637
                                                                     -----------
                                                                     $ 4,827,696
                                                                     -----------
BUSINESS MACHINES -- 2.2%
International Business Machines Corp.                     14,870     $ 1,680,310
Sun Microsystems, Inc.*                                   31,890         515,023
                                                                     -----------
                                                                     $ 2,195,333
                                                                     -----------
BUSINESS SERVICES -- 0.8%
Automatic Data Processing, Inc.                           16,010     $   795,697
                                                                     -----------
CHEMICALS -- 0.1%
Air Products & Chemicals, Inc.                             2,660     $   121,695
Rohm & Haas Co.                                              390          12,831
                                                                     -----------
                                                                     $   134,526
                                                                     -----------
COMPUTER HARDWARE -- SYSTEMS -- 1.8%
Dell Computer Corp.*                                      18,200     $   484,120
EMC Corp.*                                                43,230       1,255,832
                                                                     -----------
                                                                     $ 1,739,952
                                                                     -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.5%
Microsoft Corp.*                                          33,570     $ 2,410,662
                                                                     -----------
COMPUTER SOFTWARE -- SYSTEMS -- 0.1%
Extreme Networks, Inc.*                                      760     $    21,774
McDATA Corp.*                                              1,615          32,219
                                                                     -----------
                                                                     $    53,993
                                                                     -----------
CONGLOMERATE -- 1.2%
General Electric Co.                                      24,580     $ 1,198,275
                                                                     -----------
CONSUMER GOODS & SERVICES -- 1.2%
Fortune Brands, Inc.                                      22,980     $   881,513
Gillette Co.                                               9,600         278,304
                                                                     -----------
                                                                     $ 1,159,817
                                                                     -----------
CONTAINERS -- 0.2%
Owens Illinois, Inc.*                                     12,950     $    87,801
Smurfit-Stone Container Corp.                             44,600          83,877
                                                                     -----------
                                                                     $   171,678
                                                                     -----------
ELECTRONICS -- 3.5%
Intel Corp.                                              100,880     $ 3,052,629
SCI Systems, Inc.*                                        16,540         421,770
                                                                     -----------
                                                                     $ 3,474,399
                                                                     -----------
ENTERTAINMENT -- 3.7%
Charter Communications, Inc.*                             15,800     $   368,456
EchoStar Communications Corp.*                            11,600         365,980
Viacom, Inc., "B"*                                        55,630       2,878,852
                                                                     -----------
                                                                     $ 3,613,288
                                                                     -----------
FINANCIAL INSTITUTIONS -- 8.7%
Citigroup, Inc.                                           74,902     $ 3,957,822
Fannie Mae                                                12,170       1,036,276
FleetBoston Financial Corp.                               51,510       2,032,069
Freddie Mac Corp.                                         14,880       1,041,600
Goldman Sachs Group Inc.                                     930          79,794
Kinder Morgan Management LLC*                              7,100         486,350
                                                                     -----------
                                                                     $ 8,633,911
                                                                     -----------
FOOD & BEVERAGE PRODUCTS -- 3.4%
Anheuser-Busch Cos., Inc.                                 30,660     $ 1,263,192
Quaker Oats Co.                                           22,990       2,097,837
                                                                     -----------
                                                                     $ 3,361,029
                                                                     -----------
INSURANCE -- 6.5%
American International Group, Inc.                        24,237     $ 2,084,382
CIGNA Corp.                                                5,500         527,010
Gallagher (Arthur J.) & Co.                              100,470       2,612,220
MetLife, Inc.                                             10,840         335,823
Nationwide Financial Services, Inc., "A"                   1,740          75,951
Willis Group Holdings Ltd.*                               45,480         807,270
                                                                     -----------
                                                                     $ 6,442,656
                                                                     -----------
MACHINERY -- 1.5%
Deere & Co., Inc.                                         28,800     $ 1,090,080
W.W. Grainger, Inc.                                       10,160         418,186
                                                                     -----------
                                                                     $ 1,508,266
                                                                     -----------
MANUFACTURING -- 0.5%
Minnesota Mining & Manufacturing Co.                       4,620     $   527,142
                                                                     -----------
MEDICAL & HEALTH PRODUCTS -- 0.8%
Guidant Corp.*                                            21,330     $   767,880
                                                                     -----------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.4%
IMS Health, Inc.                                          13,440     $   383,040
                                                                     -----------
METALS & MINERALS -- 1.0%
Alcoa, Inc.                                               25,870     $ 1,019,278
                                                                     -----------
OIL SERVICES -- 2.0%
Global Marine, Inc.*                                      43,060     $   802,208
Noble Drilling Corp.*                                      2,340          76,635
Santa Fe International Corp.                              24,710         716,590
                                                                     -----------
                                                                     $ 1,595,433
                                                                     -----------
OILS -- 5.2%
Conoco, Inc.                                              25,760     $   744,464
Conoco, Inc., "A"                                         13,430         378,726
Exxon Mobil Corp.                                         45,848       4,004,823
                                                                     -----------
                                                                     $ 5,128,013
                                                                     -----------
PHARMACEUTICALS -- 10.2%
American Home Products Corp.                              62,910     $ 3,676,460
Bristol-Myers Squibb Co.                                  20,680       1,081,564
Eli Lilly & Co.                                           35,200       2,604,800
Pfizer, Inc.                                              19,180         768,159
Pharmacia Corp.                                           31,685       1,455,926
Schering Plough Corp.                                     13,300         481,992
                                                                     -----------
                                                                     $10,068,901
                                                                     -----------
PUBLISHING -- 1.8%
Gannett Co., Inc.                                         27,490     $ 1,811,591
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
Highwoods Properties, Inc.                                59,010     $ 1,572,617
                                                                     -----------
RETAIL -- 3.6%
CVS Corp.                                                 50,700     $ 1,957,020
Home Depot, Inc.                                           9,800         456,190
Lowe's Cos                                                 3,800         275,690
Wal-Mart Stores, Inc.                                     16,610         810,568
                                                                     -----------
                                                                     $ 3,499,468
                                                                     -----------
SUPERMARKET -- 2.6%
Safeway, Inc.*                                            53,710     $ 2,578,080
                                                                     -----------

ISSUER                                                   SHARES         VALUE
TELECOMMUNICATIONS -- 3.9%
Advanced Fibre Communications, Inc.*                     52,170      $ 1,193,128
Allegiance Telecom, Inc.*                                   790           11,850
Cabletron Systems, Inc.*                                 21,160          483,506
CIENA Corp.*                                              2,340           88,780
Qwest Communications International, Inc.                  5,700          181,659
SBA Communications Corp.*                                 4,960          115,766
Sprint Corp.                                             69,800        1,490,928
TeleTech Holdings, Inc.*                                 31,270          282,368
                                                                     -----------
                                                                     $ 3,847,985
                                                                     -----------
UTILITIES ELECTRIC -- 4.1%
AES Corp.*                                                4,350      $   187,267
El Paso Corp.                                            27,714        1,456,094
Enron Corp.                                              10,740          526,260
Exelon Corp.                                             23,440        1,502,973
NiSource, Inc.                                           13,530          369,775
                                                                     -----------
                                                                     $ 4,042,369
                                                                     -----------
     Total U.S. Stocks                                               $82,725,932
                                                                     -----------
FOREIGN STOCKS -- 10.8%
BERMUDA -- 1.3%
Tyco International Ltd., (Conglomerate)                  22,790      $ 1,242,055
                                                                     -----------
BRAZIL -- 2.1%
Embraer Aircraft Corp., ADR
   (Aerospace & Defense)                                 52,250      $ 2,040,362
                                                                     -----------
CANADA -- 1.3%
Canadian National Railway Co. (Railroad)                 32,543      $ 1,317,992
                                                                     -----------
JAPAN -- 0.2%
Fast Retailing Co. (Retail)                               1,400      $   243,664
                                                                     -----------
NETHERLANDS -- 2.1%
ING Groep N.V. (Financial Services)                      15,177      $   992,634
Royal Dutch Petroleum Co. (Oils)                         19,000        1,094,260
                                                                     -----------
                                                                     $ 2,086,894
                                                                     -----------
SWITZERLAND -- 1.4%
Nestle S.A. (Food & Beverage Products)*                     830      $   176,517
Novartis AG (Medical & Health Products)                  18,000          651,876
Syngenta AG (Biotechnology)                              10,840          570,304
                                                                     -----------
                                                                     $ 1,398,697
                                                                     -----------
UNITED KINGDOM -- 2.4%
BP Amoco PLC, ADR (Oils)                                 30,618      $ 1,526,307
Lloyds TSB Group PLC (Banks & Credit Cos.)*                  43              431
Vodafone Group PLC (Telecommunications)*                359,809          797,969
                                                                     -----------
                                                                     $ 2,324,707
                                                                     -----------
     Total Foreign Stocks                                            $10,654,371
                                                                     -----------
     Total Stocks (Identified Cost, $92,993,966)                     $93,380,303
                                                                     ===========
REPURCHASE AGREEMENT -- 5.0%

                                                   PRINCIPAL AMOUNT
                                                    (000 OMITTED)
Merrill Lynch, dated 6/29/01,
   due 7/02/01, total to be received
   $4,927,000 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account),
   at Cost                                               $4,927      $ 4,927,000
                                                                     -----------
     Total Investments
       (Identified Cost, $97,920,966)                                $98,307,303
                                                                     -----------
OTHER ASSETS,
   LESS LIABILITIES -- 0.4%                                              435,107
                                                                     -----------
     Net Assets -- 100.0%                                            $98,742,410
                                                                     ===========

           See portfolio footnotes and notes to financial statements.

RESEARCH INTERNATIONAL SERIES
STOCKS -- 95.4%

ISSUER                                                   SHARES         VALUE
FOREIGN STOCKS -- 93.0%
AUSTRALIA -- 1.2%
Australia & New Zealand Banking Group Ltd.
   (Banks & Credit Cos.)*                                 64,570     $   556,442
NRMA Insurance Group Ltd. (Insurance)                    325,790         565,031
                                                                     -----------
                                                                     $ 1,121,473
                                                                     -----------
BRAZIL -- 1.3%
Aracruz Celulose S.A. (Forest & Paper Products)           28,490     $   532,763
Embraer Aircraft Corp., ADR (Aerospace &
   Defense)                                               16,500         644,325
                                                                     -----------
                                                                     $ 1,177,088
                                                                     -----------
CANADA -- 2.2%
BCE, Inc. (Telecommunications)                            49,160     $ 1,292,908
Manitoba Telecom Services
   (Telecommunications)                                   24,380         686,998
                                                                     -----------
                                                                     $ 1,979,906
                                                                     -----------
CHINA -- 0.3%
China Mobile (Hong Kong) Ltd.
   (Telecommunications)                                   56,500     $   297,734
                                                                     -----------
DENMARK -- 2.0%
Danske Bank (Banks & Credit Cos.)                         98,720     $ 1,775,701
                                                                     -----------
FRANCE -- 11.4%
ALSTOM (Transportation)                                   26,540     $   738,847
Business Objects S.A. (Computer
   Software -- Systems)                                   10,100         241,299
Carrefour S.A. (Supermarket)                              20,040       1,061,118
Coflexip S.A. (Oil Services)                               1,300         188,333
Generale de Sante (Healthcare) *                          25,910         422,556
Groupe Danone (Food & Beverage
   Products)                                               3,390         465,552
Sanofi-Synthelabo S.A. (Medical & Health
   Products)                                              33,240       2,182,472
Societe Television Francaise 1
   (Entertainment)                                        16,659         486,351
Technip S.A. (Construction)                               10,905       1,385,807
Total Fina Elf S.A., "B" (Oils)                           22,135       3,101,708
                                                                     -----------
                                                                     $10,274,043
                                                                     -----------
GERMANY -- 5.6%
Fresenius AG (Medical Supplies)                            1,020     $    87,538
Fresenius AG, Preferred (Medical Supplies)                 4,340         411,623
Fresenius Medical Care AG, Preferred
   (Medical Supplies)                                     25,300       1,307,483
Linde AG (Engineering)                                    17,070         725,543
ProSieben Sat.1 Media AG, Preferred
   (Media)                                                50,170         727,669
SAP AG, ADR (Computer
   Software -- Systems)                                    7,610       1,056,759
Software AG (Computer Software --
   Services)                                              11,410         746,258
                                                                     -----------
                                                                     $ 5,062,873
                                                                     -----------
GREECE -- 0.6%
Cosmote S.A. (Telecommunications)                         57,460     $   516,009
                                                                     -----------
HONG KONG -- 1.0%
CNOOC Ltd. (Oils)                                        509,500     $   486,675
Li & Fung Ltd. (Consumer Goods &
   Services)                                             257,000         421,776
                                                                     -----------
                                                                     $   908,451
                                                                     -----------
ITALY -- 4.5%
Assicurazioni Generali S.p.A. (Insurance)                 44,860     $ 1,349,191
Banca Intesa S.p.A. (Financial Services)                 442,300       1,562,568
Banca Nazionale del Lavoro S.p.A
   (Banks & Credit Cos.)                                 313,570         982,929
Banca Populare di Bergamo
   (Banks & Credit Cos.)                                  54,550         214,899
                                                                     -----------
                                                                     $ 4,109,587
                                                                     -----------

ISSUER                                                     SHARES       VALUE
JAPAN -- 19.3%
Asahi Breweries, Ltd. (Food &
   Beverage Products)                                      59,000    $   662,023
Canon, Inc. (Special Products & Services)                  65,000      2,627,526
Chugai Pharmaceutical Co. Ltd.
   (Pharmaceuticals)                                       64,000        973,757
Daikin Industries Ltd. (Consumer Goods &
   Services)                                               42,000        778,152
Fast Retailing Co. (Retail)                                10,300      1,792,669
Fujikura Ltd. (Electronics)                               113,000        688,803
Honda Motor Co., Ltd. (Automotive)                         52,000      2,285,531
NTT DoCoMo, Inc. (Telecommunications)                          94      1,636,028
Secom Co., Ltd. (Consumer Goods &
   Services)                                               16,600        926,660
Shionogi & Co., Ltd. (Pharmaceuticals)                     38,000        792,429
Sony Corp. (Electronics)                                   18,000      1,183,831
Stanley Electric Co., Ltd. (Electrical
   Equipment)                                              36,000        334,649
Sumitomo Electric Industries, Ltd.
   (Electronics)                                           88,800      1,007,084
Tokyo Broadcasting System, Inc.
   (Entertainment)                                         36,000        692,974
Tokyo Gas Co. Ltd. (Gas)                                  327,000        994,009
                                                                     -----------
                                                                     $17,376,125
                                                                     -----------
MEXICO -- 0.5%
Grupo Aeroportuario del Sureste S.A
   de C.V., ADR (Transportation)*                          24,350    $   455,345
                                                                     -----------
NETHERLANDS -- 12.7%
Akzo Nobel N.V. (Chemicals)                                32,677    $ 1,384,198
Fugro N.V. (Engineering)*                                   7,402        412,630
Hunter Douglas N.V., ADR (Consumer
   Goods & Services)*                                      13,469        377,702
ING Groep N.V. (Financial Services)                        61,257      4,006,443
Jomed N.V. (Medical & Health Products)*                    10,210        289,895
Koninklijke Philips Electronics N.V
   (Electronics)                                           33,353        884,716
Libertel N.V. (Cellular Phones)*                           67,590        598,390
Royal Dutch Petroleum Co. (Oils)                           47,120      2,713,766
VNU N.V. (Publishing)*                                     22,183        751,737
                                                                     -----------
                                                                     $11,419,477
                                                                     -----------
SINGAPORE -- 0.6%
Datacraft Asia Ltd. (Telecommunications)                   43,000    $   175,440
Overseas Union Bank Ltd. (Banks &
   Credit Cos.)                                            71,000        368,350
                                                                     -----------
                                                                     $   543,790
                                                                     -----------
SOUTH AFRICA -- 0.7%
Anglo American Platinum Corp. Ltd.
   (Metals)                                                15,010    $   669,606
                                                                     -----------
SOUTH KOREA -- 1.3%
Korea Telecom Corp.
   (Telecommunications)                                    32,700    $   718,746
Samsung Electronics (Electronics)                           3,150        465,948
                                                                     -----------
                                                                     $ 1,184,694
                                                                     -----------
SPAIN -- 2.4%
Centros Comerciales Carrefour S.A. (Retail)                36,460    $   488,045
Iberdrola S.A. (Utilities-- Electric)                     127,790      1,640,194
                                                                     -----------
                                                                     $ 2,128,239
                                                                     -----------
SWEDEN -- 1.1%
Saab AB, "B" (Aerospace)                                  103,686    $   972,951
                                                                     -----------
SWITZERLAND -- 10.3%
Julius Baer Holdings (Banks & Credit Cos.)                    164    $   631,366
Leica Geosystems AG (Manufacturing) *                       2,110        604,972
Nestle S.A. (Food & Beverage Products)*                     7,715      1,640,758
Novartis AG (Biotechnology)                                73,350    $ 2,656,396
Syngenta AG (Chemicals)                                    43,572      2,292,369
Synthes-Stratec, Inc. (Medical & Health
   Products)*                                               2,335      1,426,685
                                                                     -----------
                                                                     $ 9,252,546
                                                                     -----------
UNITED KINGDOM -- 14.0%
BP Amoco PLC, ADR (Oils)                                   26,151    $ 1,303,627
CGNU PLC (Insurance)*                                     104,908      1,452,097
Diageo PLC (Food & Beverage Products)*                    107,805      1,184,041
Granada Compass PLC
   (Telecommunications)                                       147            309
HSBC Holdings PLC (Banks & Credit
   Cos.)*                                                  78,315        929,070
Matalan PLC (Apparel & Textiles)                          122,140        853,047
Next PLC (Retail)                                          26,682        349,410
Reckitt Benckiser PLC (Consumer
   Goods & Services)                                       57,960        836,538
Reed International PLC (Publishing)                       163,020      1,446,155
Reuters Group PLC (Business Services)                      64,374        836,653
Royal Bank of Scotland PLC (Banks &
   Credit Cos.)*                                           55,969      1,234,952
Vodafone Group PLC
   (Telecommunications)*                                  988,741      2,192,787
                                                                     -----------
                                                                     $12,618,686
                                                                     -----------
     Total Foreign Stocks                                            $83,844,324
                                                                     -----------
U.S. STOCKS -- 2.4%
ADVERTISING & BROADCASTING -- 1.4%
Omnicom Group, Inc.                                        15,240    $ 1,310,640
                                                                     -----------
BIOTECHNOLOGY -- 0.3%
Pharmacia Corp.                                             5,176    $   237,837
                                                                     -----------
OIL SERVICES -- 0.5%
Santa Fe International Corp.                                8,430    $   244,470
Transocean Sedco Forex, Inc.                                4,130        170,363
                                                                     -----------
                                                                     $   414,833
                                                                     -----------
TELECOMMUNICATIONS -- 0.2%
NTL, Inc.*                                                 15,287    $   184,208
                                                                     -----------
     Total U.S. Stocks                                               $ 2,147,518
                                                                     -----------
     Total Stocks (Identified Cost, $91,602,636)                     $85,991,842
                                                                     -----------
SHORT-TERM OBLIGATIONS -- 3.9%

                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
Cargill, Inc., due 7/02/01^                            $      413    $   412,953
Citigroup, Inc., due 7/02/01                                  135        134,984
Dow Chemical Co., due 7/02/01                                 289        288,967
General Electric Capital Corp., due 7/02/01                   630        629,928
UBS Finance, Inc., due 7/02/01                              2,073      2,072,762
                                                                     -----------
     Total Short-Term Obligations,
       at Amortized Cost                                             $ 3,539,594
                                                                     -----------

REPURCHASE AGREEMENT -- 0.2%

                                                    PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)      VALUE
Merrill Lynch, dated 6/29/01,
  due 7/02/01, total to be received
  $160,054 (secured by various U.S. Treasury
  and Federal Agency obligations in a
  jointly traded account), at Cost                           $160    $   160,000
                                                                     -----------
     Total Investments
       (Identified Cost, $95,302,230)                                $89,691,436
                                                                     -----------
OTHER ASSETS,
   LESS LIABILITIES -- 0.5%                                              416,616
                                                                     -----------
     Net Assets -- 100.0%                                            $90,108,052
                                                                     ===========

           See portfolio footnotes and notes to financial statements.

STRATEGIC GROWTH SERIES
STOCKS -- 97.3%

ISSUER                                                    SHARES        VALUE
U.S. STOCKS -- 87.1%
ADVERTISING & BROADCASTING -- 2.4%
Clear Channel Communications, Inc.*                       15,300      $  959,310
Lamar Advertising Co., "A"*                               10,400         479,960
Omnicom Group, Inc.                                        8,330         716,380
                                                                      ----------
                                                                      $2,155,650
                                                                      ----------
AEROSPACE -- 1.7%
United Technologies Corp.                                 19,860      $1,454,944
                                                                      ----------
BANKS & CREDIT COS. -- 3.1%
Comerica, Inc.                                             7,520      $  433,152
Concord EFS, Inc.*                                         4,400         245,740
Household International, Inc.                             18,000       1,200,600
J. P. Morgan Chase & Co.                                   9,840         438,864
SouthTrust Corp.                                          15,660         407,160
                                                                      ----------
                                                                      $2,725,516
                                                                      ----------
BIOTECHNOLOGY -- 2.1%
Applera Corp.                                             42,370      $1,133,397
Pharmacia Corp.                                           16,207         744,712
                                                                      ----------
                                                                      $1,878,109
                                                                      ----------
BUSINESS MACHINES -- 2.2%
Affiliated Computer Services, Inc., "A"*                  17,160      $1,233,976
Sun Microsystems, Inc.*                                   43,110         696,226
                                                                      ----------
                                                                      $1,930,202
                                                                      ----------
BUSINESS SERVICES -- 5.0%
Automatic Data Processing, Inc.                           29,230      $1,452,731
BISYS Group, Inc.*                                        14,600         873,810
First Data Corp.                                           5,305         340,846
Fiserv, Inc.*                                             17,470       1,098,688
TeleTech Holdings, Inc.*                                  73,250         661,448
                                                                      ----------
                                                                      $4,427,523
                                                                      ----------
CELLULAR PHONES -- 1.4%
Motorola, Inc.                                            20,557      $  340,424
Sprint Corp. (PCS Group)*                                 38,410         927,601
                                                                      ----------
                                                                      $1,268,025
                                                                      ----------
COMPUTER HARDWARE -- SYSTEMS -- 0.5%
Dell Computer Corp.*                                      14,810      $  393,946
                                                                      ----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.1%
Microsoft Corp.*                                          25,230      $1,811,766
                                                                      ----------
COMPUTER SOFTWARE -- SERVICES -- 2.3%
Documentum, Inc.*                                         28,770      $  367,105
DST Systems, Inc.*                                           700          36,890
EMC Corp.*                                                15,880         461,314
Mercury Interactive Corp.*                                 1,600          97,872
SunGard Data Systems, Inc.*                               34,800       1,044,348
                                                                      ----------
                                                                      $2,007,529
                                                                      ----------
COMPUTER SOFTWARE -- SYSTEMS -- 9.2%
Adobe Systems, Inc.                                       11,100      $  521,478
BMC Software, Inc.*                                        8,535         192,379
Cadence Design Systems, Inc.*                             52,620         980,310
E.piphany, Inc.*                                           8,590          87,618
NetIQ Corp.*                                              19,236         589,199
Oracle Corp.*                                             46,960         925,582
PeopleSoft, Inc.*                                         29,520       1,428,768
Rational Software Corp.*                                  44,440       1,254,541
Siebel Systems, Inc.*                                     14,990         712,924
VERITAS Software Corp.*                                   21,199       1,428,601
                                                                      ----------
                                                                      $8,121,400
                                                                      ----------
CONGLOMERATE -- 1.0%
General Electric Co.                                      17,690      $  862,388
                                                                      ----------
CONSUMER GOODS & SERVICES -- 1.0%
Harley-Davidson, Inc.                                     19,500      $  918,060
                                                                      ----------

ISSUER                                                    SHARES        VALUE
ELECTRONICS -- 5.6%
Analog Devices, Inc.*                                      19,020    $   822,615
Atmel Corp.*                                               43,610        566,930
Cypress Semiconductor Corp.*                               18,490        440,987
Extreme Networks, Inc.*                                    12,070        345,806
Fairchild Semiconductor International
   Corp.*                                                  16,310        375,130
General Motors Corp., "H"*                                 20,900        423,225
Intel Corp.                                                15,770        477,200
LSI Logic Corp.*                                           33,340        626,792
Micron Technology, Inc.*                                   11,230        461,553
QLogic Corp.*                                               6,220        400,381
                                                                     -----------
                                                                     $ 4,940,619
                                                                     -----------
ENTERTAINMENT -- 4.8%
Charter Communications, Inc.*                              58,710    $ 1,369,117
Fox Entertainment Group, Inc.*                             31,300        873,270
Viacom, Inc., "B"*                                         37,893      1,960,963
                                                                     -----------
                                                                     $ 4,203,350
                                                                     -----------
FINANCIAL INSTITUTIONS -- 4.9%
Citigroup, Inc.                                            31,470    $ 1,662,875
FleetBoston Financial Corp.                                16,750        660,787
Freddie Mac Corp.                                          27,980      1,958,600
                                                                     -----------
                                                                     $ 4,282,262
                                                                     -----------
FINANCIAL SERVICES
Instinet Group, Inc.*                                       1,880    $    34,310
                                                                     -----------
INSURANCE -- 8.5%
AFLAC, Inc.                                                45,470    $ 1,431,850
American International Group, Inc.                         21,145      1,818,470
Gallagher (Arthur J.) & Co.                                59,860      1,556,360
MetLife, Inc.                                               7,800        241,644
St. Paul Cos., Inc.                                        45,250      2,293,722
Willis Group Holdings Ltd*                                  6,830        121,233
                                                                     -----------
                                                                     $ 7,463,279
                                                                     -----------
INTERNET -- 1.1%
InterNAP Network Services Corp.*                           23,410    $    69,996
Internet Security Systems, Inc.*                            5,580        270,407
VeriSign, Inc.*                                            11,158        647,722
                                                                     -----------
                                                                     $   988,125
                                                                     -----------
MEDICAL & HEALTH PRODUCTS -- 3.1%
American Home Products Corp.                               28,075    $ 1,640,703
Guidant Corp.*                                             31,520      1,134,720
                                                                     -----------
                                                                     $ 2,775,423
                                                                     -----------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.5%
VISX, Inc.*                                                 1,100    $    21,285
Waters Corp.*                                              13,680        377,705
                                                                     -----------
                                                                     $   398,990
                                                                     -----------
OIL SERVICES -- 4.7%
Baker Hughes, Inc.                                         10,510    $   352,085
Cooper Cameron Corp.*                                       2,820        157,356
Global Marine, Inc.*                                       36,160        673,661
Noble Drilling Corp.*                                      18,150        594,412
Santa Fe International Corp.                               31,550        914,950
Transocean Sedco Forex, Inc.                               17,172        708,345
Weatherford International, Inc.*                           15,290        733,920
                                                                     -----------
                                                                     $ 4,134,729
                                                                     -----------
PHARMACEUTICALS -- 4.6%
Allergan, Inc.                                             11,100    $   949,050
Eli Lilly & Co.                                            15,260      1,129,240
Pfizer, Inc.                                               27,600      1,105,380
Schering Plough Corp.                                      24,430        885,343
                                                                     -----------
                                                                     $ 4,069,013
                                                                     -----------
RETAIL -- 3.3%
Costco Wholesale Corp.*                                    24,600    $ 1,034,184
CVS Corp.                                                  28,060      1,083,116
Wal-Mart Stores, Inc.                                      16,920        825,696
                                                                     -----------
                                                                     $ 2,942,996
                                                                     -----------
SUPERMARKET -- 2.2%
Kroger Co.*                                                32,470    $   811,750
Safeway, Inc.*                                             24,285      1,165,680
                                                                     -----------
                                                                     $ 1,977,430
                                                                     -----------
TELECOMMUNICATIONS -- 7.2%
Allegiance Telecom, Inc.*                                  29,440    $   441,600
American Tower Corp., "A"*                                 49,610      1,025,439
Cabletron Systems, Inc.*                                    5,290        120,877
CIENA Corp.*                                                3,480        132,031
Cisco Systems, Inc.*                                       27,660        535,221
Comverse Technology, Inc.*                                 17,430      1,006,408
Cox Communications, Inc.*                                   5,170        229,031
EchoStar Communications Corp.*                             30,370        958,174
Metromedia Fiber Network, Inc., "A"*                       28,368         55,601
Qwest Communications International, Inc.                   22,230        708,470
Time Warner Telecom, Inc.*                                  6,220        208,370
Vignette Corp.*                                            95,050        834,539
Winstar Communications, Inc.*                               9,820            452
XO Communications, Inc.*                                   31,670         63,023
                                                                     -----------
                                                                     $ 6,319,236
                                                                     -----------
TELECOM -- WIRELESS -- 0.7%
SBA Communications Corp.*                                  26,860    $   626,912
                                                                     -----------
TRANSPORTATION -- 0.6%
Fedex Corp.*                                                5,840    $   234,768
United Parcel Service, Inc.                                 4,640        268,192
                                                                     -----------
                                                                     $   502,960
                                                                     -----------
UTILITIES -- ELECTRIC -- 1.3%
AES Corp.*                                                 11,970    $   515,309
Calpine Corp.*                                             17,700        669,060
                                                                     -----------
                                                                     $ 1,184,369
                                                                     -----------
     Total U.S. Stocks                                               $76,799,061
                                                                     -----------
FOREIGN STOCKS -- 10.2%
BERMUDA -- 4.2%
Global Crossing Ltd.
   (Telecommunications)*                                   18,110    $   156,470
Tyco International Ltd., (Conglomerate)                    54,610      2,976,245
XL Capital Ltd. (Insurance)                                 7,100        582,910
                                                                     -----------
                                                                     $ 3,715,625
                                                                     -----------
CANADA -- 0.1%
Nortel Networks Corp.
   (Telecommunications)                                    13,920    $   126,533
                                                                     -----------
FINLAND -- 0.7%
Nokia Corp., ADR (Telecommunications)                      27,290    $   601,471
                                                                     -----------
GERMANY -- 1.6%
SAP AG, ADR (Computer Software-- Systems)40,500                      $ 1,421,145
                                                                     -----------
HONG KONG -- 0.2%
Pacific Century CyberWorks Ltd.
   (Telecommunications)*                                   26,605    $   156,687
                                                                     -----------
ISRAEL -- 1.3%
Check Point Software Technologies Ltd.
   (Computer Software -- Services)*                        22,415    $ 1,143,165
                                                                     -----------
JAPAN -- 0.3%
Fast Retailing Co. (Retail)                                 1,640    $   285,435
                                                                     -----------
SINGAPORE -- 0.7%
Flextronics International Ltd. (Electronics)*              21,940    $   585,798
                                                                     -----------

ISSUER                                                   SHARES         VALUE
UNITED KINGDOM -- 1.1%
HSBC Holdings PLC (Banks & Credit Cos.)*                  47,537     $   563,943
Vodafone Group PLC (Telecommunications)*                 187,334         415,461
                                                                     -----------
                                                                     $   979,404
                                                                     -----------
     Total Foreign Stocks                                            $ 9,015,263
                                                                     -----------
     Total Stocks (Identified Cost, $98,667,308)                     $85,814,324
                                                                     -----------
SHORT-TERM OBLIGATIONS -- 1.7%

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)
Cargill, Inc., due 7/02/01^                             $    209     $   208,976
Citigroup, Inc., due 7/02/01                                 166         165,981
Dow Chemical Co., due 7/02/01                                361         360,958
General Electric Capital Corp., due 7/02/01                  792         791,910
                                                                     -----------
     Total Short-Term Obligations,
       at Amortized Cost                                             $ 1,527,825
                                                                     -----------
REPURCHASE AGREEMENT -- 0.3%
Merrill Lynch, dated 6/29/01, due 7/02/01,
   total to be received $207,070 (secured by
   various U.S. Treasury and Federal Agency
   obligations in a jointly traded account), at Cost    $    207     $   207,000
                                                                     -----------
     Total Investments
       (Identified Cost, $100,402,133)                               $87,549,149
                                                                     -----------
OTHER ASSETS,
   LESS LIABILITIES -- 0.7%                                              657,545
                                                                     -----------
     Net Assets -- 100.0%                                            $88,206,694
                                                                     ===========

           See portfolio footnotes and notes to financial statements.

TECHNOLOGY SERIES
STOCKS -- 90.3%

ISSUER                                                    SHARES        VALUE
U.S. STOCKS -- 83.0%
BIOTECHNOLOGY -- 0.9%
Guidant Corp.*                                            10,600      $  381,600
                                                                      ----------
BUSINESS MACHINES -- 2.9%
Sun Microsystems, Inc.*                                   32,800      $  529,720
Texas Instruments, Inc.                                   20,790         654,885
                                                                      ----------
                                                                      $1,184,605
                                                                      ----------
BUSINESS SERVICES -- 5.7%
BEA Systems, Inc.*                                        12,300      $  406,023
First Data Corp.                                           8,200         526,850
VeriSign, Inc.*                                           24,477       1,420,889
                                                                      ----------
                                                                      $2,353,762
                                                                      ----------
CELLULAR PHONES -- 1.0%
QUALCOMM, Inc.*                                            7,700      $  438,515
                                                                      ----------
COMPUTER HARDWARE -- SYSTEMS -- 3.1%
Dell Computer Corp.*                                      25,630      $  681,758
SanDisk Corp.*                                            21,060         583,362
                                                                      ----------
                                                                      $1,265,120
                                                                      ----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.3%
Mercury Interactive Corp.*                                 4,160      $  254,467
Microsoft Corp.*                                           9,690         695,839
                                                                      ----------
                                                                      $  950,306
                                                                      ----------
COMPUTER SOFTWARE -- SERVICES -- 7.8%
Art Technology Group, Inc.*                               32,300      $  183,787
CacheFlow, Inc.*                                          33,100         142,992
CheckFree Corp.*                                           7,311         251,937
EMC Corp.*                                                38,300       1,112,615
Informatica Corp.*                                        21,700         368,900
Internet Security Systems, Inc.*                           5,179         250,974
Legato Systems, Inc.*                                     16,800         266,784
Netegrity, Inc.*                                          11,035         351,465
TIBCO Software, Inc.*                                      5,700          78,375
webMethods, Inc.*                                          9,950         209,647
                                                                      ----------
                                                                      $3,217,476
                                                                      ----------
COMPUTER SOFTWARE -- SYSTEMS -- 23.8%
Adobe Systems, Inc.                                       14,640      $  687,787
BMC Software, Inc.*                                       29,610         667,409
Cadence Design Systems, Inc.*                             25,800         480,654
Citrix Systems, Inc.*                                     20,680         723,800
Comverse Technology, Inc.*                                22,743       1,313,181
CSG Systems International, Inc.*                           6,790         402,375
Extreme Networks, Inc.*                                   17,097         489,829
I2 Technologies, Inc.*                                    20,990         412,454
Inktomi Corp.*                                             8,300          75,115
Manugistics Group, Inc.*                                  11,600         300,556
Oracle Corp.*                                             32,650         643,532
PeopleSoft, Inc.*                                         16,350         791,340
Rational Software Corp.*                                  28,044         791,682
Siebel Systems, Inc.*                                     21,000         998,760
VERITAS Software Corp.*                                   14,866       1,001,820
Vitria Technology, Inc.*                                  12,750          44,370
                                                                      ----------
                                                                      $9,824,664
                                                                      ----------
ELECTRONICS -- 16.6%
Advanced Micro Devices, Inc.*                             17,380      $  501,934
Alpha Industries, Inc.*                                   14,700         422,478
Analog Devices, Inc.*                                     13,560         586,470
Atmel Corp.*                                              32,800         426,400
Broadcom Corp.*                                           12,830         550,150
Cirrus Logic, Inc.*                                       20,500         520,700
Cypress Semiconductor Corp.*                              10,900         259,965
Fairchild Semiconductor International Co.*                10,400         239,200
Integrated Device Technology, Inc.*                        7,600         234,840
Intel Corp.                                               19,130         578,874
Linear Technology Corp.                                   10,900         490,500

ISSUER                                                    SHARES        VALUE
LSI Logic Corp.*                                           33,440    $   628,672
Marvell Technology Group Ltd.*                             15,300        413,865
QLogic Corp.*                                              11,300        727,381
Xilinx, Inc.*                                               6,650        271,320
                                                                     -----------
                                                                     $ 6,852,749
                                                                     -----------
ENTERTAINMENT -- 1.3%
Gemstar-TV Guide International, Inc.*                      12,800    $   541,952
                                                                     -----------
MEDICAL & HEALTH PRODUCTS -- 1.2%
Allergan, Inc.                                              5,730    $   489,915
                                                                     -----------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.4%
Applera Corp. --  Applied Biosystems Group                 25,337    $   677,765
Genzyme Corp.*                                             12,400        730,732
                                                                     -----------
                                                                     $ 1,408,497
                                                                     -----------
TELECOMMUNICATIONS -- 13.0%
Advanced Fibre Communications, Inc.*                       12,930    $   295,709
American Tower Corp., "A"*                                 21,480        443,991
Cabletron Systems, Inc.*                                   22,700        518,695
Charter Communications, Inc.*                               8,460        197,287
CIENA Corp.*                                               14,304        542,694
Cisco Systems, Inc.*                                       38,266        740,447
EchoStar Communications Corp.*                             21,400        675,170
Emulex Corp.*                                               6,440        251,289
JDS Uniphase Corp.*                                        16,100        212,520
Juniper Networks, Inc.*                                    16,580        513,151
Network Appliance, Inc.*                                   27,400        376,750
ONI Systems Corp.*                                          1,600         43,570
Tekelec Co.*                                               13,781        364,507
Transwitch Corp.*                                          20,300        207,669
                                                                     -----------
                                                                     $ 5,383,449
                                                                     -----------
     Total U.S. Stocks                                               $34,292,610
                                                                     -----------
FOREIGN STOCKS -- 7.3%
CANADA -- 0.8%
Mitel Corp. (Telecommunications)*                           7,700    $    78,463
Nortel Networks Corp.
   (Telecommunications)                                    26,100        237,249
                                                                     -----------
                                                                     $   315,712
                                                                     -----------
FINLAND -- 1.8%
Nokia Corp., ADR (Telecommunications)                      34,020    $   749,801
                                                                     -----------
FRANCE
Alcatel Alsthom Compagnie, ADR
   (Telecommunications)                                        50    $     1,037
                                                                     -----------
GERMANY -- 1.5%
SAP AG (Computer Software -- Systems)                       2,000    $   277,729
SAP AG, ADR (Computer Software -- Systems)                 10,100        354,409
                                                                     -----------
                                                                     $   632,138
                                                                     -----------
ISRAEL -- 1.9%
Check Point Software Technologies Ltd.
   (Computer Software -- Services)*                        15,008    $   765,408
                                                                     -----------
SWITZERLAND -- 1.3%
Novartis AG (Biotechnology)                                15,300    $   554,095
                                                                     -----------
     Total Foreign Stocks                                            $ 3,018,191
                                                                     -----------
     Total Stocks (Identified Cost, $36,273,602)                     $37,310,801
                                                                     -----------
SHORT-TERM OBLIGATIONS -- 6.1%

                                                   PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)       VALUE
Barton Capital Corp., due 7/02/01^                           $398    $   397,954
Cargill, Inc., due 7/02/01^                                   163        162,982
Citigroup, Inc., due 7/02/01                                  123        122,986
Dow Chemical Co., due 7/02/01                                 276        275,968
General Electric Capital Corp., due 7/02/01                   599        598,932
New Center Asset Trust, due 7/02/01                           965        964,889
                                                                     -----------
     Total Short-Term Obligations,
       at Amortized Cost                                             $ 2,523,711
                                                                     -----------
REPURCHASE AGREEMENT -- 0.3%
Merrill Lynch, dated 6/29/01,
   due 7/02/01, total to be received $142,048
   (secured by various U.S. Treasury and Federal
   Agency obligations in a jointly traded account),
   at Cost                                                   $142    $   142,000
                                                                     -----------
     Total Investments
       (Identified Cost, $38,939,313)                                $39,976,512
                                                                     -----------
OTHER ASSETS,
   LESS LIABILITIES -- 3.3%                                            1,344,385
                                                                     -----------
     Net Assets -- 100.0%                                            $41,320,897
                                                                     ===========

           See portfolio footnotes and notes to financial statements.

VALUE SERIES
STOCKS -- 94.3%

ISSUER                                                    SHARES        VALUE
U.S. STOCKS -- 81.1%
ADVERTISING & BROADCASTING -- 0.6%
Omnicom Group, Inc.                                       14,830     $ 1,275,380
                                                                     -----------
AEROSPACE -- 0.4%
Boeing Co.                                                16,340     $   908,504
                                                                     -----------
AUTOMOTIVE -- 0.9%
Delphi Automotive Systems Corp.                          127,900     $ 2,037,447
                                                                     -----------
BANKS & CREDIT COS. -- 3.8%
Bank America Corp.                                        29,730     $ 1,784,692
FleetBoston Financial Corp.                               53,980       2,129,511
PNC Financial Services Group Co.                          32,662       2,148,833
SouthTrust Corp.                                          58,240       1,514,240
U.S. Bancorp                                              43,582         993,234
                                                                     -----------
                                                                     $ 8,570,510
                                                                     -----------
BIOTECHNOLOGY -- 1.9%
Abbott Laboratories, Inc.                                 39,080     $ 1,876,231
Guidant Corp.*                                            67,810       2,441,160
                                                                     -----------
                                                                     $ 4,317,391
                                                                     -----------
BUSINESS MACHINES -- 1.1%
International Business Machines Corp.                     22,040     $ 2,490,520
                                                                     -----------
CHEMICALS -- 2.4%
Air Products & Chemicals, Inc.                            80,047     $ 3,662,150
Rohm & Haas Co.                                           56,800       1,868,720
                                                                     -----------
                                                                     $ 5,530,870
                                                                     -----------
COMPUTER HARDWARE -- SYSTEMS -- 0.5%
Compaq Computer Corp.                                     67,560     $ 1,046,504
                                                                     -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 0.7%
Microsoft Corp.*                                          23,597     $ 1,694,501
                                                                     -----------
CONSUMER GOODS & SERVICES -- 3.6%
Gillette Co.                                              70,100     $ 2,032,199
Philip Morris Cos., Inc.                                  55,470       2,815,103
Procter & Gamble Co.                                      51,930       3,313,134
                                                                     -----------
                                                                     $ 8,160,436
                                                                     -----------
ENTERTAINMENT -- 2.9%
Disney (Walt) Co.                                         77,250     $ 2,231,753
Viacom, Inc., "B"*                                        83,718       4,332,406
                                                                     -----------
                                                                     $ 6,564,159
                                                                     -----------
FINANCIAL INSTITUTIONS -- 1.8%
Freddie Mac                                               58,670     $ 4,106,900
                                                                     -----------
FINANCIAL SERVICES -- 5.7%
Citigroup, Inc.                                           89,500     $ 4,729,180
Fannie Mae                                                38,500       3,278,275
Merrill Lynch & Co., Inc.                                 46,180       2,736,165
Morgan Stanley                                            35,670       2,291,084
                                                                     -----------
                                                                     $13,034,704
                                                                     -----------
FOOD & BEVERAGE PRODUCTS -- 3.0%
Archer-Daniels-Midland Co.                               171,486     $ 2,229,318
PepsiCo., Inc.                                            34,100       1,507,220
Quaker Oats Co.                                           15,060       1,374,225
Smucker (J. M.) Co.                                       68,233       1,774,058
                                                                     -----------
                                                                     $ 6,884,821
                                                                     -----------
HEALTHCARE -- 1.1%
HCA-The Healthcare Co.                                    56,190     $ 2,539,226
                                                                     -----------
INSURANCE -- 11.4%
Allstate Corp.                                            90,760     $ 3,992,532
American General Corp.                                    46,090       2,140,881
American International Group, Inc.                        10,246         881,156
Chubb Corp.                                               27,780       2,151,005
CIGNA Corp.                                               28,286       2,710,365
Gallagher (Arthur J.) & Co.                               17,506         455,156
Hartford Financial Services Group, Inc.                   42,340       2,896,056
Jefferson Pilot Corp.                                     48,228       2,330,377
SAFECO Corp.                                              39,260       1,166,022
St. Paul Cos., Inc.                                      140,089     $ 7,101,111
                                                                     -----------
                                                                     $25,824,661
                                                                     -----------
MACHINERY -- 2.4%
Caterpillar, Inc.                                         20,690     $ 1,035,535
Deere & Co., Inc.                                         94,210       3,565,848
Grainger (W.W.), Inc.                                     23,380         962,321
                                                                     -----------
                                                                     $ 5,563,704
                                                                     -----------
MEDICAL & HEALTH PRODUCTS -- 2.8%
American Home Products Corp.                              37,245     $ 2,176,598
Eli Lilly & Co.                                           34,810       2,575,940
Schering Plough Corp.                                     47,150       1,708,716
                                                                     -----------
                                                                     $ 6,461,254
                                                                     -----------
METALS & MINERALS -- 2.5%
Alcoa, Inc.                                              113,250     $ 4,462,050
Phelps Dodge Corp.                                        31,090       1,290,235
                                                                     -----------
                                                                     $ 5,752,285
                                                                     -----------
OIL SERVICES -- 3.8%
Cooper Cameron Corp.*                                      4,690     $   261,702
Global Marine, Inc.*                                      22,430         417,871
Halliburton Co.                                          104,810       3,731,236
Noble Drilling Corp.*                                     26,610         871,477
Schlumberger Ltd.                                         49,700       2,616,705
Transocean Sedco Forex, Inc.                              19,390         799,838
                                                                     -----------
                                                                     $ 8,698,829
                                                                     -----------
OILS -- 6.2%
Apache Corp.                                              33,300     $ 1,689,975
Devon Energy Corp.                                        54,630       2,868,075
Exxon Mobil Corp.                                         71,136       6,213,729
Occidental Petroleum Corp.                                40,110       1,066,525
Unocal Corp.                                              63,552       2,170,301
                                                                     -----------
                                                                     $14,008,605
                                                                     -----------
PRINTING & PUBLISHING -- 1.4%
Gannett Co., Inc.                                         33,798     $ 2,227,288
Tribune Co.                                                1,017         840,890
                                                                     -----------
                                                                     $ 3,068,178
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
Equity Office Properties Trust                            36,760     $ 1,162,719
Equity Residential Properties Trust                       42,002       2,375,213
                                                                     -----------
                                                                     $ 3,537,932
                                                                     -----------
RETAIL -- 0.2%
Sears, Roebuck & Co.                                       8,200     $   346,942
                                                                     -----------
SUPERMARKET -- 0.8%
Safeway, Inc.*                                            38,530     $ 1,849,440
                                                                     -----------
TELECOMMUNICATIONS -- 8.3%
AT&T Corp.                                               209,100     $ 4,600,200
Comcast Corp., "A"*                                       42,590       1,848,406
Cox Communications, Inc.*                                 48,810       2,162,283
SBC Communications, Inc.                                  39,467       1,581,048
Sprint Corp.                                             212,080       4,530,029
Verizon Communications                                    78,985       4,225,697
                                                                     -----------
                                                                     $18,947,663
                                                                     -----------
UTILITIES -- ELECTRIC -- 6.1%
Dominion Resources, Inc.                                  36,930     $ 2,220,601
Exelon Corp.                                              45,212       2,898,993
FPL Group, Inc.                                           22,860       1,376,401
NiSource, Inc.                                            71,410       1,951,635
NSTAR Co.                                                 52,773       2,246,019
Pinnacle West Capital Corp.                               46,044       2,182,486
Public Service Enterprise Group                           22,540       1,102,206
                                                                     -----------
                                                                     $13,978,341
                                                                     -----------

ISSUER                                                   SHARES        VALUE
UTILITIES -- GAS -- 3.2%
AGL Resources, Inc.                                       52,994    $  1,258,607
National Fuel Gas Co.                                     60,628       3,152,050
NICOR, Inc.                                               36,105       1,407,373
WGL Holdings, Inc.                                        49,578       1,344,060
                                                                    ------------
                                                                    $  7,162,090
                                                                    ------------
     Total U.S. Stocks                                              $184,361,797
                                                                    ------------
FOREIGN STOCKS -- 13.2%
CANADA -- 2.3%
Alcan, Inc. (Metals)                                      39,760    $  1,670,715
BCE, Inc. (Telecommunications)                            71,550       1,881,765
Canadian National Railway Co. (Railroad)                  44,240       1,791,720
                                                                    ------------
                                                                    $  5,344,200
                                                                    ------------
FRANCE -- 2.4%
ALSTOM (Transportation)                                   78,000    $  2,171,441
Sanofi-Synthelabo S.A. (Medical & Health
   Products)                                              36,995       2,429,017
Total Fina S.A., ADR (Oils)                               13,800         968,760
                                                                    ------------
                                                                    $  5,569,218
                                                                    ------------
NETHERLANDS -- 3.4%
Akzo Nobel N.V. (Chemicals)                               91,933    $  3,894,281
Royal Dutch Petroleum Co., ADR (Oils)                     64,357       3,750,083
                                                                    ------------
                                                                    $  7,644,364
                                                                    ------------
SWITZERLAND -- 3.3%
Nestle S.A. (Food & Beverage Products)*                    4,371    $    929,586
Novartis AG (Biotechnology)                               96,990       3,512,526
Syngenta AG (Chemicals)                                   56,120       2,952,533
                                                                    ------------
                                                                    $  7,394,645
                                                                    ------------
UNITED KINGDOM -- 1.8%
CGNU PLC (Insurance)*                                     93,099    $  1,288,641
Diageo PLC (Food & Beverage Products)*                   245,803       2,699,698
                                                                    ------------
                                                                    $  3,988,339
                                                                    ------------
     Total Foreign Stocks                                           $ 29,940,766
                                                                    ------------
     Total Stocks (Identified Cost, $207,366,823)                   $214,302,563
                                                                    ------------
CONVERTIBLE PREFERRED STOCKS -- 0.6%
U.S. STOCKS -- 0.5%
TELECOMMUNICATIONS -- 0.4%
Cox Communications, Inc., 7.75%                           14,070    $    804,100
                                                                    ------------
UTILITIES -- ELECTRIC -- 0.1%
NiSource, Inc., 7.75%                                      5,946    $    292,484
                                                                    ------------
     Total U.S. Stocks                                              $  1,096,584
                                                                    ------------
FOREIGN STOCKS -- 0.1%
CANADA
Canadian National Railway Co., 5.25%
   (Railroad) (Identified Cost, $146,603)                  2,963    $    166,817
                                                                    ------------
     Total Convertible Preferred Stocks
       (Identified Cost, $1,242,648)                                $  1,263,401
                                                                    ------------
PREFERRED STOCK -- 0.3%
U.S. STOCKS --
Dominion Resources, Inc. (Utilities -- Electric)
   (Identified Cost, $713,905)                            13,900    $    803,420
                                                                    ------------
SHORT-TERM OBLIGATIONS 4.5%

                                                 PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)         VALUE
Barton Capital Corp., due 7/02/01^                       $1,182     $  1,181,864
Cargill, Inc., due 7/02/01^                                 453          452,948
Citigroup, Inc., due 7/02/01                                358          357,959
Dow Chemical Co., due 7/02/01                               805          804,907
General Electric Capital Corp., due 7/02/01               1,802        1,801,795
New Center Asset Trust, due 7/02/01                       5,385        5,384,382
Prudential Funding Corp., due 7/02/01                       159          158,982
                                                                    ------------
     Total Short-Term Obligations, at Amortized Cost                $ 10,142,837
                                                                    ------------
REPURCHASE AGREEMENT -- 0.1%
Merrill Lynch, dated 6/29/01, due 7/02/01,
   total to be received $345,078 (secured by
   various U.S. Treasury and Federal Agency
   obligations in a jointly traded account), at Cost     $  345     $    345,000
                                                                    ------------
     Total Investments
       (Identified Cost, $219,811,213)                              $226,857,221
                                                                    ------------
OTHER ASSETS,
   LESS LIABILITIES -- 0.2%                                              464,185
                                                                    ------------
     Net Assets -- 100.0%                                           $227,321,406
                                                                    ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 *    Non-income producing security.
##    SEC Rule 144A restriction.
 +    Restricted Security.
 ^    4(2) paper.
 # Security or a portion of the security was pledged to cover collateral requirements. At June 30, 2001, the value of securities pledged for New Discovery Series amounted to $5,026,800.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) -- June 30, 2001

                                                                      CAPITAL      INTERNATIONAL    MASSACHUSETTS         NEW
                                                                   OPPORTUNITIES       GROWTH      INVESTORS GROWTH    DISCOVERY
ASSETS:                                                                SERIES          SERIES        STOCK SERIES        SERIES
                                                                   -------------   -------------   ----------------   ------------
   Investments --
     Unaffiliated issuers, at cost                                  $730,615,786    $127,094,577    $  925,202,310    $279,597,439
     Unrealized appreciation (depreciation)                          (99,652,204)     (2,592,640)        7,903,271       1,787,537
                                                                    ------------    ------------    --------------    ------------
          Total investments, at value                               $630,963,582    $124,501,937    $  933,105,581    $281,384,976
   Investments of cash collateral for securities loaned, at
      identified cost and value                                       29,546,074      14,997,223        28,063,350      23,419,776
   Cash                                                                      604          59,067               260             308
   Foreign currency, at value (identified cost, $0, $66,796,
      $1,382 and $0, respectively)                                            --          65,499             1,291              --
   Deposits with brokers for securities sold short                            --              --                --       3,412,200
   Receivable for Investments Sold                                    12,910,903         232,171        19,556,633       2,663,706
   Receivable for series shares sold                                     804,928         379,300         1,356,830         819,192
   Interest and dividends receivable                                     393,303         169,619           414,787          29,154
   Other assets                                                            1,502             181               211             727
                                                                    ------------    ------------    --------------    ------------
       Total assets                                                 $674,620,896    $140,404,997    $  982,498,943    $311,730,039
                                                                    ============    ============    ==============    ============
LIABILITIES:
   Payable for dividends on securities sold short                   $         --    $         --    $           --    $      1,152
   Securities sold short, at value (proceeds received,
     $0, $0, $0 and $2,524,904, respectively)                                 --              --                --       2,815,046
   Payable for foreign currency, at value (identified cost,
     $3,293, $0, $0 and $0, respectively)                                  3,432              --                --

   Payable for Investments Purchased                                   7,601,933         616,100        40,847,079       2,440,907
   Payable for series shares reacquired                                  208,482          99,707           267,429         403,937
   Collateral for securities loaned, at value                         29,546,074      14,997,223        28,063,350      23,419,776
   Payable to affiliates --
     Management fee                                                       24,873           6,560            37,910          13,819
     Administrative fee                                                      440             118               873             265
   Accrued expenses and other liabilities                                 41,497          56,303            86,871          29,602
                                                                    ------------    ------------    --------------    ------------
       Total liabilities                                            $ 37,426,731    $15,776,011     $   69,303,512    $ 29,124,504
                                                                    ------------    ------------    --------------    ------------
          Net assets                                                $637,194,165    $124,628,986    $  913,195,431    $282,605,535
                                                                    ============    ============    ==============    ============
Net assets consist of:
   Paid-in capital                                                  $778,826,927    $134,958,557    $1,166,743,289    $298,422,060
   Unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities in foreign currencies     (99,651,728)     (2,596,927)        7,902,916       1,497,394
   Accumulated net realized loss on investments and
     foreign currency transactions                                   (42,331,912)     (8,280,346)     (262,167,033)    (16,760,376)
   Accumulated undistributed net investment income (loss)                350,878         547,702           716,259        (553,543)
                                                                    ------------    ------------    --------------    ------------
          Total                                                     $637,194,165    $124,628,986    $  913,195,431    $282,605,535
                                                                    ============    ============    ==============    ============
   Shares of beneficial interest outstanding                          40,964,660      12,129,240        84,900,438      19,287,493
                                                                    ============    ============    ==============    ============
   NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
     (NET ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST
      OUTSTANDING)                                                        $15.55          $10.28            $10.76          $14.65
                                                                          ======          ======            ======          ======

                       See notes to financial statements.

                                                           RESEARCH GROWTH     RESEARCH     STRATEGIC
                                                             AND INCOME     INTERNATIONAL     GROWTH       TECHNOLOGY      VALUE
ASSETS:                                                         SERIES          SERIES        SERIES         SERIES       SERIES
                                                           ---------------  -------------  ------------   ------------  ------------
   Investments --
     Unaffiliated issuers, at cost                           $ 97,920,966   $ 95,302,230   $100,402,133   $ 38,939,313  $219,811,213
     Unrealized appreciation (depreciation)                       386,337     (5,610,794)   (12,852,984)     1,037,199     7,046,008
                                                             ------------   ------------   ------------   ------------  ------------
          Total investments, at value                        $ 98,307,303   $ 89,691,436   $ 87,549,149   $ 39,976,512  $226,857,221
   Investments of cash collateral for securities
     loaned, at identified cost and value                       1,927,495      7,501,388     13,709,219             --     6,773,800
   Cash                                                             6,423             --            352            388         7,533
   Foreign currency, at value (identified cost,
     $5, $104,235, $2,983, $0, and $11,309,
     respectively)                                                      4        103,015          2,849             --        11,043
   Receivable for investments sold                                168,544      1,557,870        913,354      1,636,456     3,993,794
   Receivable for series shares sold                              232,343        127,553        162,983        150,877       963,039
   Interest and dividends receivable                               84,654         91,228         57,825          4,104       321,965
   Other assets                                                       247             13             --             --            --
                                                             ------------   ------------   ------------   ------------  ------------
       Total assets                                          $100,727,013   $ 99,072,503   $102,395,731   $ 41,768,337  $238,928,395
                                                             ============   ============   ============   ============  ============
LIABILITIES:
   Payable to Custodian                                      $         --   $      6,057   $         --   $         --  $         --
   Payable for investments purchased                               28,691      1,394,280        356,059        428,434     4,710,016
   Payable for series shares reacquired                             1,068         11,580        100,461            229        65,120
   Collateral for securities loaned, at value                   1,927,495      7,501,388     13,709,219             --     6,773,800
   Payable to affiliates --
     Management fee                                                 4,040          4,840          3,607          1,654         9,248
     Administrative fee                                                94             85             84             --           216
   Accrued expenses and other liabilities                          23,215         46,221         19,607         17,123        48,589
                                                             ------------   ------------   ------------   ------------  ------------
       Total liabilities                                     $  1,984,603   $  8,964,451   $ 14,189,037   $    447,440  $ 11,606,989
                                                             ------------   ------------   ------------   ------------  ------------
          Net assets                                         $ 98,742,410   $ 90,108,052   $ 88,206,694   $ 41,320,897  $227,321,406
                                                             ============   ============   ============   ============  ============
Net assets consist of:
   Paid-in capital                                           $ 99,539,996   $101,868,001   $117,346,162   $ 58,387,978  $218,243,201
   Unrealized appreciation (depreciation) on
     investments and translation of assets and
     liabilities in foreign currencies                            386,459     (5,618,532)   (12,853,109)     1,037,147     7,046,088
   Accumulated undistributed net realized gain
     (loss) on investments and foreign
     currency transactions                                     (1,510,097)    (6,511,309)   (16,268,854)   (18,070,617)      838,706
   Accumulated undistributed net investment income (loss)         326,052        369,892        (17,505)       (33,611)    1,193,411
                                                             ------------   ------------   ------------   ------------  ------------
          Total                                              $ 98,742,410   $ 90,108,052   $ 88,206,694   $ 41,320,897  $227,321,406
                                                             ============   ============   ============   ============  ============
   Shares of beneficial interest outstanding                    7,556,957      8,140,478      9,794,020      6,361,331    17,074,842
                                                             ============   ============   ============   ============  ============
   NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
     PRICE PER SHARE (NET ASSETS DIVIDED BY SHARES OF
     BENEFICIAL INTEREST OUTSTANDING)                              $13.07         $11.07          $9.01          $6.50        $13.31
                                                                   ======         ======          =====          =====        ======

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2001

                                                                     CAPITAL     INTERNATIONAL     MASSACHUSETTS       NEW
                                                                  OPPORTUNITIES      GROWTH      INVESTORS GROWTH    DISOVERY
NET INVESTMENT INCOME (LOSS):                                         SERIES         SERIES        STOCK SERIES       SERIES
                                                                  -------------  -------------   ----------------  ------------
Income --
    Interest                                                      $    715,376    $    189,837    $   1,622,755    $    525,907
    Dividends                                                        2,105,223       1,282,085        2,768,973          56,341
    Income on securities loaned                                        123,052              --           94,127          81,346
    Foreign taxes withheld                                             (34,774)       (172,552)         (41,912)             --
                                                                  ------------    ------------    -------------    ------------
      Total investment income                                     $  2,908,877    $  1,299,370    $   4,443,943    $    663,594
                                                                  ------------    ------------    -------------    ------------
  Expenses --
    Management fee                                                $  2,338,221    $    577,986    $   3,410,032    $  1,115,356
    Trustees' compensation                                              17,332           1,479           12,255           2,930
    Administrative fee                                                  57,564          10,374           79,568          21,687
    Custodian fee                                                      118,245         100,614          164,086          37,212
    Printing                                                            22,077          14,633           41,653          12,893
    Auditing fees                                                       14,985          28,485           28,300          12,450
    Legal fees                                                           6,685           6,470            6,687           6,667
    Dividend expense on securities sold short                               --              --               --           1,152
    Miscellaneous                                                        5,416              --           33,287          12,519
                                                                  ------------    ------------    -------------    ------------
      Total expenses                                              $  2,580,525    $    740,041    $   3,775,868    $  1,222,866
    Fees paid indirectly                                               (22,526)           (946)         (48,527)         (5,729)
                                                                  ------------    ------------    -------------    ------------
      Net expenses                                                $  2,557,999    $    739,095    $   3,727,341    $  1,217,137
                                                                  ------------    ------------    -------------    ------------
         Net investment income (loss)                             $    350,878    $    560,275    $     716,602    $   (553,543)
                                                                  ------------    ------------    -------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                       $(39,247,608)   $ (8,013,842)   $(174,714,600)   $(19,091,892)
    Securities sold short                                                   --              --               --       4,606,434
    Foreign currency transactions                                       (9,181)        (46,705)         (51,522)             --
                                                                  ------------    ------------    -------------    ------------
      Net realized loss on investments and foreign
        currency transactions                                     $(39,256,789)   $ (8,060,547)   $(174,766,122)   $(14,485,458)
                                                                  ------------    ------------    -------------    ------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                   $(51,772,006)   $ (3,762,599)   $   1,923,857    $ 12,863,734
    Securities sold short                                                   --              --               --        (290,143)
    Translation of assets and liabilities in foreign currencies          7,498          (3,218)          (2,556)             --
                                                                  ------------    ------------    -------------    ------------
     Net unrealized gain (loss) on investments and foreign
        currency translation                                      $(51,764,508)   $ (3,765,817)   $   1,912,301    $ 12,573,591
                                                                  ------------    ------------    -------------    ------------
      Net realized and unrealized loss on investments and
        foreign currency                                          $(91,021,297)   $(11,826,364)   $(172,844,821)   $ (1,911,867)
                                                                  ------------    ------------    -------------    ------------
       Decrease in net assets from operations                     $(90,670,419)   $(11,266,089)   $(172,128,219)   $ (2,465,410)
                                                                  ============    ============    =============    ============

                       See notes to financial statements.

                                                        RESEARCH GROWTH    RESEARCH       STRATEGIC
                                                               AND       INTERNATIONAL      GROWTH        TECHNOLOGY
NET INVESTMENT INCOME (LOSS):                            INCOME SERIES      SERIES          SERIES          SERIES      VALUE SERIES
                                                        ---------------  -------------   ------------    ------------   ------------
Income --
   Interest                                               $   109,457    $     96,991    $    136,386    $    106,426   $   199,141
   Dividends                                                  633,316         892,092         207,955          22,097     1,756,632
   Income on securities loaned                                  5,438          37,605           9,021           4,405        13,551
   Foreign taxes withheld                                     (11,690)       (102,380)         (2,573)         (1,682)      (40,032)
                                                          -----------    ------------    ------------    ------------   -----------
     Total investment income                              $   736,521    $    924,308    $    350,789    $    131,246   $ 1,929,292
                                                          -----------    ------------    ------------    ------------   -----------
  Expenses --
   Management fee                                         $   354,003    $    428,531    $    324,143    $    133,043   $   631,680
   Trustees' compensation                                       1,170           1,045           1,057             796         1,558
   Administrative fee                                           8,260           7,499           7,583           1,961        14,763
   Custodian fee                                               22,303          76,500          17,281           8,677        45,027
   Printing                                                     5,878           8,361           5,449             448        29,720
   Auditing fees                                                9,012          14,685           8,500           8,546        13,400
   Legal fees                                                   4,715           5,966           4,740           6,477         5,780
   Miscellaneous                                                5,555           4,973           1,050           5,473        10,325
                                                          -----------    ------------    ------------    ------------   -----------
     Total expenses                                       $   410,896    $    547,560    $    369,803    $    165,421   $   752,253
   Fees paid indirectly                                          (102)           (468)         (1,509)           (585)         (579)
                                                          -----------    ------------    ------------    ------------   -----------
     Net expenses                                         $   410,794    $    547,092    $    368,294    $    164,836   $   751,674
                                                          -----------    ------------    ------------    ------------   -----------
        Net investment income (loss)                      $   325,727    $    377,216    $    (17,505)   $    (33,590)  $ 1,177,618
                                                          -----------    ------------    ------------    ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis) --
   Investment transactions                                $(1,270,116)   $ (6,140,339)   $(14,399,573)   $(13,872,281)  $ 1,136,130
   Foreign currency transactions                                  632         (77,560)             90             722       (19,034)
                                                          -----------    ------------    ------------    ------------   -----------
     Net realized gain (loss) on investments and
       foreign currency transactions                      $(1,269,484)   $ (6,217,899)   $(14,399,483)   $(13,871,559)  $ 1,117,096
                                                          -----------    ------------    ------------    ------------   -----------
  Change in unrealized appreciation (depreciation) --
   Investments                                            $(7,103,005)   $ (4,103,602)   $ (1,089,339)   $  4,401,063   $(7,725,373)
   Translation of assets and liabilities in foreign
     currencies                                                   850           3,948            (400)            (52)          993
                                                          -----------    ------------    ------------    ------------   -----------
     Net unrealized gain (loss) on investments and
       foreign currency translation                       $(7,102,155)   $ (4,099,654)   $ (1,089,739)   $  4,401,011   $(7,724,380)
                                                          -----------    ------------    ------------    ------------   -----------
       Net realized and unrealized loss on investments
          and foreign currency                            $(8,371,639)   $(10,317,553)   $(15,489,222)   $ (9,470,548)  $(6,607,284)
                                                          -----------    ------------    ------------    ------------   -----------
          Decrease in net assets from operations          $(8,045,912)   $ (9,940,337)   $(15,506,727)   $ (9,504,138)  $(5,429,666)
                                                          ===========    ============    ============    ============   ===========

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) --
Six Months Ended June 30, 2001

                                                                     CAPITAL       INTERNATIONAL   MASSACHUSETTS          NEW
INCREASE (DECREASE) IN NET ASSETS:                                OPPORTUNITIES        GROWTH     INVESTORS GROWTH     DISCOVERY
FROM OPERATIONS --                                                    SERIES           SERIES       STOCK SERIES        SERIES
                                                                  -------------    -------------  ----------------   -------------
   Net investment income (loss)                                   $     350,878    $     560,275    $     716,602    $    (553,543)
   Net realized loss on investments and foreign
     currency transactions                                          (39,256,789)      (8,060,547)    (174,766,122)     (14,485,458)
   Net unrealized gain (loss) on investments and
     foreign currency translation                                   (51,764,508)      (3,765,817)       1,921,301       12,573,591
                                                                  -------------    -------------    -------------    -------------
     Decrease in net assets from operations                       $ (90,670,419)   $ (11,266,089)   $(172,128,219)   $  (2,465,410)
                                                                  -------------    -------------    -------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
   From net investment income                                     $          --    $    (822,886)   $    (953,422)   $          --
   From net realized gain on investments and foreign
     currency transactions                                          (93,906,454)      (4,827,023)     (98,664,519)     (18,700,305)
                                                                  -------------    -------------    -------------    -------------
     Total distributions declared to shareholders                 $ (93,906,454)   $  (5,649,909)   $ (99,617,941)   $ (18,700,305)
                                                                  -------------    -------------    -------------    -------------
Net increase in net assets from series share transactions         $ 133,338,766    $  24,058,785    $ 210,433,305    $  70,473,946
                                                                  -------------    -------------    -------------    -------------
       Total increase (decrease) in net assets                    $ (51,238,107)   $   7,142,787    $ (61,312,855)   $  49,308,231
NET ASSETS --
   At beginning of period                                           688,432,272      117,486,199      974,508,286      233,297,304
                                                                  -------------    -------------    -------------    -------------
   At end of period                                               $ 637,194,165    $ 124,628,986    $ 913,195,431    $ 282,605,535
                                                                  =============    =============    =============    =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
   INCLUDED IN NET ASSETS AT END OF PERIOD                        $     350,878    $     547,702    $     716,259    $    (553,543)
                                                                  =============    =============    =============    =============

                                                      RESEARCH GROWTH     RESEARCH      STRATEGIC
INCREASE (DECREASE) IN NET ASSETS:                       AND INCOME    INTERNATIONAL      GROWTH        TECHNOLOGY
FROM OPERATIONS --                                         SERIES         SERIES          SERIES          SERIES       VALUE SERIES
                                                       --------------  -------------   ------------    ------------   -------------
   Net investment income (loss)                        $    325,727    $    377,216    $    (17,505)   $    (33,590)  $   1,177,618
   Net realized gain (loss) on investments and
     foreign currency transactions                       (1,269,484)     (6,217,899)    (14,399,483)    (13,871,559)      1,117,096
   Net unrealized gain (loss) on investments and
     foreign currency translation                        (7,102,155)     (4,099,654)     (1,089,739)      4,401,011      (7,724,380)
                                                       ------------    ------------    ------------    ------------   -------------
     Decrease in net assets from operations            $ (8,045,912)   $ (9,940,337)   $(15,506,727)   $ (9,504,138)  $  (5,429,666)
                                                       ------------    ------------    ------------    ------------   -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
   From net investment income                          $   (404,821)   $   (704,953)   $         --    $     (5,866)  $  (1,055,272)
   From net realized gain on investments and foreign
     currency transactions                               (2,071,322)     (1,218,938)     (1,837,971)             --      (6,206,290)
                                                       ------------    ------------    ------------    ------------   -------------
     Total distributions declared to shareholders      $ (2,476,143)   $ (1,923,891)   $ (1,837,971)   $     (5,866)  $  (7,261,562)
                                                       ------------    ------------    ------------    ------------   -------------
Net increase in net assets from series share
   transactions                                        $ 16,303,036    $ 19,027,504    $ 18,728,535    $ 18,923,769   $ 115,791,799
                                                       ------------    ------------    ------------    ------------   -------------
       Total increase in net assets                    $  5,780,981    $  7,163,276    $  1,383,837    $  9,413,765   $ 103,100,571
NET ASSETS --
   At beginning of period                                92,961,429      82,944,776      86,822,857      31,907,132     124,220,835
                                                       ------------    ------------    ------------    ------------   -------------
   At end of period                                    $ 98,742,410    $ 90,108,052    $ 88,206,694    $ 41,320,897   $ 227,321,406
                                                       ============    ============    ============    ============   =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS) INCLUDED IN NET ASSETS AT END OF PERIOD      $    326,052    $    369,892    $    (17,505)   $    (33,611)  $   1,193,411
                                                       ============    ============    ============    ============   =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2000

                                                          CAPITAL        INTERNATIONAL      MASSACHUSETTS           NEW
INCREASE (DECREASE) IN NET ASSETS:                    OPPORTUNITIES         GROWTH         INVESTORS GROWTH      DISCOVERY
FROM OPERATIONS --                                        SERIES            SERIES           STOCK SERIES          SERIES
                                                      -------------      -------------     ----------------    -------------
   Net investment income (loss)                       $     (70,744)     $     857,712      $   1,138,305      $    (649,433)
   Net realized gain on investments and
     foreign currency transactions                       91,272,127          4,648,290         17,199,517         17,510,197
   Net unrealized loss on investments and
     foreign currency translation                      (142,894,589)       (12,981,343)       (94,194,699)       (27,588,750)
                                                      -------------      -------------      -------------      -------------
     Decrease in net assets from operations           $ (51,693,206)     $  (7,475,341)     $ (75,856,877)     $ (10,727,986)
                                                      -------------      -------------      -------------      -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
   From net investment income                         $          --      $    (238,767)     $    (610,815)     $          --
   From net realized gain on investments and
     foreign currency transactions                      (60,732,979)        (1,340,602)       (28,550,473)        (7,196,933)
                                                      -------------      -------------      -------------      -------------
     Total distributions declared to shareholders     $ (60,732,979)     $  (1,579,369)     $ (29,161,288)     $  (7,196,933)
                                                      -------------      -------------      -------------      -------------
Net increase in net assets from series
   share transactions                                 $ 363,654,154      $  59,634,053      $ 535,596,022      $ 185,439,942
                                                      -------------      -------------      -------------      -------------
       Total increase in net assets                   $ 251,227,969      $  50,579,343      $ 430,577,857      $ 167,515,023
NET ASSETS --
   At beginning of period                               437,204,303         66,906,856        543,930,429         65,782,281
                                                      -------------      -------------      -------------      -------------
   At end of period                                   $ 688,432,272      $ 117,486,199      $ 974,508,286      $ 233,297,304
                                                      =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD            $          --      $     810,313      $     953,079      $          --
                                                      =============      =============      =============      =============

                                                         RESEARCH GROWTH      RESEARCH     STRATEGIC
INCREASE (DECREASE) IN NET ASSETS:                         AND INCOME      INTERNATIONAL     GROWTH      TECHNOLOGY
FROM OPERATIONS --                                           SERIES            SERIES        SERIES        SERIES*     VALUE SERIES
                                                         ---------------   -------------  ------------   -----------   ------------
   Net investment income (loss)                            $   427,307      $   742,918   $    (29,535)  $     6,272   $  1,086,452
   Net realized gain (loss) on investments and
     foreign currency transactions                           1,961,958        1,039,110           (346)   (4,199,485)     6,027,889
   Net unrealized gain (loss) on investments and
     foreign currency translation                              127,131       (6,980,677)   (12,347,685)   (3,363,864)    13,552,510
                                                           -----------      -----------   ------------   -----------   ------------
     Increase (decrease) in net assets from operations     $ 2,516,396      $(5,198,649)  $(12,377,566)  $(7,557,077)  $ 20,666,851
                                                           -----------      -----------   ------------   -----------   ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
   From net investment income                              $  (372,524)     $    (2,362)  $    (16,241)  $        --   $   (302,108)
   From net realized gain on investments and
     foreign currency transactions                          (1,093,642)      (2,214,427)       (10,880)           --       (247,579)
                                                           -----------      -----------   ------------   -----------   ------------
     Total distributions declared to shareholders          $(1,466,166)     $(2,216,789)  $    (27,121)  $        --   $   (549,687)
                                                           -----------      -----------   ------------   -----------   ------------
Net increase (decrease) in net assets from series
   share transactions                                      $12,819,631      $60,210,248   $ 90,069,385   $39,464,209   $ 62,932,166
                                                           -----------      -----------   ------------   -----------   ------------
       Total increase in net assets                        $13,869,861      $52,794,810   $ 77,664,698   $31,907,132   $ 83,049,330
NET ASSETS --
   At beginning of period                                   79,091,568       30,149,966      9,158,159            --     41,171,505
                                                           -----------      -----------   ------------   -----------   ------------
   At end of period                                        $92,961,429      $82,944,776   $ 86,822,857   $31,907,132   $124,220,835
                                                           ===========      ===========   ============   ===========   ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD                 $   405,146      $   697,629   $         --   $     5,845   $  1,071,065
                                                           ===========      ===========   ============   ===========   ============

* For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                  CAPITAL OPPORTUNITIES SERIES
                                                          --------------------------------------------------------------------------
                                                           SIX MONTHS
                                                              ENDED                    YEAR ENDED DECEMBER 31,         PERIOD ENDED
PER SHARE DATA                                            JUNE 30, 2001   --------------------------------------------  DECEMBER 31,
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):          (UNAUDITED)       2000        1999         1998      1997        1996*
                                                          -------------   --------     --------     --------   -------  ------------
Net asset value -- beginning of period                      $  20.71      $  24.51     $  16.98     $  13.93   $ 11.01    $ 10.00
                                                            --------      --------     --------     --------   -------    -------
Income from investment operations# --
  Net investment income@@                                   $   0.01      $     --+++  $     --+++  $   0.05   $  0.15    $  0.09
  Net realized and unrealized gain (loss)
    on investments and foreign currency                        (2.44)        (0.96)        7.96         3.66      2.87       0.92
                                                            --------      --------     --------     --------   -------    -------
      Total from investment operations                      $  (2.43)     $  (0.96)    $   7.96     $   3.71   $  3.02    $  1.01
                                                            --------      --------     --------     --------   -------    -------
Less distributions declared to shareholders --
  From net investment income                                $     --      $     --     $  (0.04)    $  (0.06)  $ (0.02)   $    --
  From net realized gain on investments and
    foreign currency transactions                              (2.73)        (2.84)       (0.39)       (0.60)    (0.08)        --
                                                            --------      --------     --------     --------   -------    -------
      Total distributions declared to shareholders          $  (2.73)     $  (2.84)    $  (0.43)    $  (0.66)  $ (0.10)   $    --
                                                            --------      --------     --------     --------   -------    -------
Net asset value -- end of period                            $  15.55      $  20.71     $  24.51     $  16.98   $ 13.93    $ 11.01
                                                            ========      ========     ========     ========   =======    =======
Total return@                                                 (12.43)%++     (4.88)%      47.65%       26.97%    27.57%     10.10%++

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA Section:
  Expenses##                                                    0.78%+        0.79%        0.84%        0.86%     0.77%      0.63%+
  Net investment income (loss)                                  0.11%+       (0.01)%       0.02%        0.31%     1.15%      1.75%+
Portfolio turnover                                                46%          117%         145%         135%      129%        52%
Net assets at end of period (000 Omitted)                   $637,194      $688,432     $437,204     $190,712   $87,744    $16,700

@@ The investment adviser voluntarily waived a portion of its fee for the Capital Opportunities Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital Opportunities Series at not more than 1.00% of average daily net assets for certain of the periods indicated. If this fee had been incurred by the series, the net investment income per share and ratios would have been:

Net investment income                                         $0.13      $0.05
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                   0.90%      1.35%+
  Net investment income                                        1.03%      1.02%+

  * For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 1996.
  +   Annualized.
 ++   Not annualized.
+++   Per share amount was less than $0.01.
  #   Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                   INTERNATIONAL GROWTH SERIES
                                                          --------------------------------------------------------------------------
                                                           SIX MONTHS
                                                              ENDED                 YEAR ENDED DECEMBER 31,             PERIOD ENDED
PER SHARE DATA                                            JUNE 30, 2001    ------------------------------------------   DECEMBER 31,
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):          (UNAUDITED)       2000         1999       1998       1997        1996*
                                                          -------------    --------     -------    -------    -------   ------------
Net asset value -- beginning of period                      $  11.84       $  13.10     $  9.73    $  9.65    $  9.82     $10.00
                                                            --------       --------     -------    -------    -------     ------
Income from investment operations# --
  Net investment income@@                                   $   0.05       $   0.12     $  0.06    $  0.08    $  0.12     $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           (1.10)         (1.13)       3.36       0.11      (0.27)     (0.25)
                                                            --------       --------     -------    -------    -------     ------
       Total from investment operations                     $  (1.05)      $  (1.01)    $  3.42    $  0.19    $ (0.15)    $(0.18)
                                                            --------       --------     -------    -------    -------     ------
Less distributions declared to shareholders --
  From net investment income                                $  (0.07)      $  (0.04)    $ (0.05)   $ (0.11)   $ (0.02)    $   --
  From net realized gain on investments and
    foreign currency transactions                              (0.44)         (0.21)         --         --         --         --
                                                            --------       --------     -------    -------    -------     ------
       Total distributions declared to shareholders         $  (0.51)      $  (0.25)    $ (0.05)   $ (0.11)   $ (0.02)    $   --
                                                            --------       --------     -------    -------    -------     ------
Net asset value -- end of period                            $  10.28       $  11.84     $ 13.10    $  9.73    $  9.65     $ 9.82
                                                            ========       ========     =======    =======    =======     ======
Total return@                                                  (9.00)%++      (7.80)%     35.24%      1.94%     (1.64)%    (1.70)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA @@:
  Expenses##                                                    1.25%+         1.24%       1.23%      1.32%      1.11%      1.56%+
  Net investment income                                         0.95%+         0.94%       0.59%      0.86%      1.23%      1.47%+
Portfolio turnover                                                44%            71%         88%        77%       261%         3%
Net assets at end of period (000 Omitted)                   $124,629       $117,486     $66,907    $35,681    $23,401     $5,525

@@ The investment adviser agreed to maintain the expenses of the International Growth Series at not more than 1.50% of average daily net assets for certain of the periods indicated. In addition, the investment adviser voluntarily waived all or a portion of its fee for the International Growth Series for certain of the periods indicated. If theses fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income                                     $0.10          $0.03
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                                              1.28%          2.50%+
   Net investment income                                   1.06%          0.46%+

 * For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 1996.
 +    Annualized.
++    Not annualized.
 #    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
@ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                            MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                                ---------------------------------------------------------------
                                                                 SIX MONTHS
                                                                     ENDED          YEAR ENDED DECEMBER 31,       PERIOD ENDED
PER SHARE DATA                                                  JUNE 30, 2001     --------------------------      DECEMBER 31,
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):                (UNAUDITED)        2000              1999            1998*
                                                                -------------     --------          --------      -------------
Net asset value -- beginning of period                             $  14.51       $  16.13          $  12.08       $  10.00
                                                                   --------       --------          --------       --------
Income from investment operations# --
   Net investment income
                                                                   $   0.01       $   0.02          $   0.03       $     --+++
   Net realized and unrealized gain (loss) on
     investments and foreign currency                                 (2.43)         (0.97)             4.22           2.08
                                                                   --------       --------          --------       --------
         Total from investment operations                          $  (2.42)      $  (0.95)         $   4.25       $   2.08
                                                                   --------       --------          --------       --------
Less distributions declared to shareholders
   From net investment income                                      $  (0.01)      $  (0.01)         $     --       $     --
   From net realized gain on investments and
     foreign currency transactions                                    (1.32)         (0.66)            (0.20)            --
                                                                   --------       --------          --------       --------
Total distributions declared to shareholders                       $  (1.33)      $  (0.67)         $  (0.20)      $     --
                                                                   --------       --------          --------       --------
Net asset value -- end of period                                   $  10.76       $  14.51          $  16.13       $  12.08
                                                                   ========       ========          ========       ========
Total return@                                                        (16.70)%++      (6.09)%           35.80%         20.70%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
    Expenses##                                                         0.83%+         0.81%             0.83%          0.97%+
    Net investment income                                              0.16%+         0.14%             0.25%            --+
Portfolio turnover                                                      163%           250%              147%            66%
Net assets at end of period (000 Omitted)                          $913,195       $974,508          $543,930       $ 81,237

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
  +   Annualized.
 ++   Not annualized.
+++   Per share amount was less than $0.01.
  #   Per share data are based on average
      shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate acccounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                             NEW DISCOVERY SERIES
                                                                        ----------------------------------------------------------
                                                                          SIX MONTHS                                     PERIOD
                                                                             ENDED                                       ENDED
                                                                        JUNE 30, 2001      YEAR ENDED DECEMBER 31,    DECEMBER 31,
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):         (UNAUDITED)        2000           1999           1998*
                                                                        -------------     ------------------------    ------------
Net asset value -- beginning of period                                     $  15.98       $  16.89       $  10.62       $  10.00
                                                                           --------       --------       --------       --------
Income from investment operations# --
  Net investment loss @@                                                   $  (0.03)      $  (0.07)      $  (0.08)      $  (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                          (0.19)          0.15           6.42           0.65
                                                                           --------       --------       --------       --------
      Total from investment operations                                        (0.22)          0.08           6.34           0.62
                                                                           --------       --------       --------       --------
  Less distributions declared to shareholders from net realized
    gain on investments and foreign currency transactions                  $  (1.11)      $  (0.99)      $  (0.07)      $     --
                                                                           --------       --------       --------       --------
Net asset value -- end of period                                           $  14.65       $  15.98       $  16.89       $  10.62
                                                                           ========       ========       ========       ========
Total return@                                                                 (1.35)%++       0.34%         60.25%          6.20%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA @@:
  Expenses##                                                                   0.99%+         0.99%          1.06%          1.28%+
  Net investment loss                                                         (0.45)%+       (0.43)%        (0.65)%        (0.44)%+
Portfolio turnover                                                               18%            74%           149%            69%
Net assets, end of period (000 Omitted)                                    $282,606       $233,297       $ 65,782       $ 13,280

@@ The investment adviser voluntarily agreed to maintain the expenses of the New Discovery Series, exclusive of management fee, at not more than 0.35% of average daily net assets, for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                     $(0.05)
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                              1.60%+
  Net investment loss                                                    (0.76)%

 * For the period from the commencement of the series' investment operations, May 6, 1998, to December 31, 1998.
 +    Annualized.
++    Not annualized.
 #    Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  RESEARCH GROWTH AND INCOME SERIES
                                                                 -------------------------------------------------------------------

                                                                                             YEAR ENDED
                                                                 SIX MONTHS ENDED            DECEMBER 31,             PERIOD ENDED
                                                                  JUNE 30, 2001   ----------------------------------  DECEMBER 31,
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):    (UNAUDITED)     2000         1999         1998        1997*
                                                                    -----------     ----         ----         ----        -----
Net asset value -- beginning of period                               $  14.62     $  14.44     $  13.39     $  11.02    $  10.00

Income from investment operations# --
  Net investment income @@                                           $   0.05     $   0.07     $   0.09     $   0.12    $   0.08
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                             $  (1.25)    $   0.37     $   1.01     $   2.32    $   0.94

      Total from investment operations                               $  (1.20)    $   0.44     $   1.10     $   2.44    $   1.02

Less distributions declared to shareholders --
  From net investment income                                         $  (0.06)    $  (0.07)    $  (0.05)    $  (0.02)   $     --
  From net realized gain on investments and foreign
   currency transactions                                             $  (0.29)    $  (0.19)          --     $  (0.05)         --

      Total distributions declared to shareholders                   $  (0.35)    $  (0.26)    $  (0.05)    $  (0.07)   $     --

Net asset value -- end of period                                       $  13.07     $  14.62     $  14.44     $  13.39    $  11.02

Total return@                                                           (8.32)%++     3.09%        8.21%       22.13%      10.20%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA @@:
  Expenses##                                                             0.87%+       0.88%        0.86%        0.95%       1.54%+
  Net investment income                                                  0.69%+       0.50%        0.63%        0.96%       1.19%+
Portfolio turnover                                                         36%          75%          73%         122%         29%
Net assets at end of period (000 Omitted)                            $ 98,742     $ 92,961     $ 79,092     $ 39,152    $  6,540

@@ The investment adviser agreed to maintain the expenses of the Research Growth and Income Series at not more than 1.50% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                    $0.06
RATIOS (TO AVERAGE NET ASSETS):
    Expenses##                                                            1.83%+
    Net investment income                                                 0.84%+

 * For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 1997.
 +    Annualized.
++    Not annualized.
 #    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                       RESEARCH INTERNATIONAL SERIES
                                                                        ----------------------------------------------------------
                                                                          SIX MONTHS                                   PERIOD
                                                                             ENDED        YEAR ENDED DECEMBER 31,       ENDED
                                                                        JUNE 30, 2001    -------------------------   DECEMBER 31,
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):         (UNAUDITED)        2000           1999         1998*
                                                                        -------------    ----------     ----------   ------------
Net asset value -- beginning of period                                     $   12.70     $    14.59     $     9.42    $    10.00
                                                                           ---------     ----------     ----------    ----------
Income from investment operations#
  Net investment income @@                                                 $    0.05     $     0.19     $     0.03    $       --+++
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                           (1.43)         (1.30)          5.14         (0.58)
                                                                           ---------     ----------     ----------    ----------
      Total from investment operations                                     $   (1.38)    $    (1.11)    $     5.17    $    (0.58)
                                                                           ---------     ----------     ----------    ----------
Less distributions declared to shareholders --
  From net investment income                                               $   (0.09)    $       --     $       --    $       --
  From net realized gain on investments and
    foreign currency transactions                                              (0.16)         (0.78)            --            --
                                                                           ---------     ----------     ----------    ----------
      Total distributions declared to shareholders                         $   (0.25)    $    (0.78)    $       --    $       --
                                                                           ---------     ----------     ----------    ----------
Net asset value -- end of period                                             $   11.07     $    12.70     $    14.59    $     9.42
                                                                           =========     ==========     ==========    ==========
Total return@                                                                 (10.83)%++      (7.95)%        54.94%        (5.80)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA @@:
  Expenses##                                                                    1.28%+         1.28%          1.50%         1.55%+
  Net investment income                                                         0.88%+         1.43%          0.28%         0.07%+
Portfolio turnover                                                                67%           110%           164%           59%
Net assets at end of period (000 Omitted)                                  $  90,108     $   82,945     $   30,150    $    3,519

@@ The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the series, the net investment loss per share and the ratios would have been:

Net investment loss                                                 $  (0.13)
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                                                           3.86%+
   Net investment loss                                                 (2.24)%+

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
  +   Annualized.
 ++   Not annualized.
+++   Per share amount was less than $0.01.
  #   Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                            STRATEGIC GROWTH SERIES
                                                                                ------------------------------------------------
                                                                                 SIX MONTHS
                                                                                    ENDED          YEAR ENDED      PERIOD ENDED
                                                                                JUNE 30, 2001      DECEMBER 31,    DECEMBER 31,
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):                 (UNAUDITED)          2000              1999*
                                                                                -------------      ------------    -------------
Net asset value -- beginning of period                                            $    10.91       $    12.13       $    10.00
                                                                                  ----------       ----------       ----------
Income from investment operations# --
  Net investment income (loss) @@                                                 $    (0.00)+++   $    (0.01)      $     0.06
  Net realized and unrealized gain (loss) on investments and foreign currency          (1.70)           (1.20)            1.61
                                                                                  ----------       ----------       ----------
      Total from investment operations                                            $    (1.70)      $    (1.21)      $     1.67
                                                                                  ----------       ----------       ----------
Less distributions declared to shareholders --
  From net investment income                                                      $       --       $    (0.01)      $       --
  From net realized gain on investments and foreign currency transactions              (0.20)           (0.00)+++           --
                                                                                  ----------       ----------       ----------
      Total distributions declared to shareholders                                $    (0.20)      $    (0.01)      $       --
                                                                                  ----------       ----------       ----------
      Capital contribution by investment adviser                                  $       --       $       --       $     0.46
                                                                                  ----------       ----------       ----------
Net asset value -- end of period                                                  $     9.01       $    10.91       $    12.13
                                                                                  ==========       ==========       ==========
TOTAL RETURN@                                                                         (15.66)%++        (9.99)%          21.30%++**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA @@:
  Expenses##                                                                            0.86%+           0.94%            1.00%+
  Net investment income (loss) @@@                                                    (0.04)%+         (0.06)%           2.61%+
PORTFOLIO TURNOVER                                                                        47%              86%               4%
Net assets at end of period (000 Omitted)                                         $   88,207       $   86,823       $    9,158

@@ The investment adviser agreed to maintain the expenses of the Strategic Growth Series, exclusive of management fee, at not more that 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss and the ratios would have been:

Net investment loss                                                     $(0.01)
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                                                             4.01%+
   Net investment loss                                                   (0.40)%

  *         For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
 **         The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%
  +         Annualized.
 ++         Not annualized.
+++         Per share amount was less than $0.01.
  #         Per share data are based on
            average shares outstanding.
 ##         Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  @         The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
@@@         As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
            Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, there was no impact on the ratio of net investment income to average net assets.
            Per share, ratios and supplemental data for periods prior to January
            1, 2001, have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                       TECHNOLOGY SERIES
                                                                             ------------------------------------
                                                                             SIX MONTHS ENDED        PERIOD ENDED
                                                                               JUNE 30, 2001         DECEMBER 31,
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):                (UNAUDITED)              2000*
                                                                             ----------------        ------------
Net asset value -- beginning of period                                           $     8.52           $    10.00
                                                                                 ----------           ----------
Income from investment operations# --
  Net investment income (loss) @@                                                $    (0.01)          $     0.01
  Net realized and unrealized loss on investments and foreign currency                (2.01)               (1.49)
                                                                                 ----------           ----------
      Total from investment operations                                           $    (2.02)          $    (1.48)
                                                                                 ----------           ----------
  Less distributions declared to shareholders from net investment income         $       --+++        $       --
                                                                                 ----------           ----------
Net asset value -- end of period                                                 $     6.50           $     8.52
                                                                                 ==========           ==========
TOTAL RETURN@                                                                        (23.88)%++           (14.60)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA @@:
  Expenses##                                                                           0.93%+               1.02%+
  Net investment income (loss)                                                        (0.19)%+              0.09%+
PORTFOLIO TURNOVER                                                                      198%                 271%
Net assets at end of period (000 Omitted)                                        $   41,321           $   31,907

@@ Prior to March 9, 2001, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                             --      $  --+++
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                    --       1.16%+
  Net investment loss                                           --      (0.05)%+

  * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.
  +   Annualized.
 ++   Not annualized.
+++   Per share amount was less than $0.01.
  #   Per share data are based on average
      shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                                    VALUE SERIES
                                                                             -------------------------------------------------------
                                                                              SIX MONTHS
                                                                                 ENDED         YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                                             JUNE 30, 2001     -----------------------  DECEMBER 31,
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):               (UNAUDITED)       2000           1999       1998*
                                                                             -------------     --------       -------- -------------
Net asset value -- beginning of period                                           $  14.45      $  11.21       $ 10.50     $ 10.00
                                                                                 --------      --------       -------     -------
Income from investment operations# --
  Net investment income @@                                                       $   0.09      $   0.20       $  0.20     $  0.14
  Net realized and unrealized gain (loss) on investments and foreign currency       (0.72)         3.16          0.54        0.36
                                                                                 --------      --------       -------     -------
      Total from investment operations                                           $  (0.63)     $   3.36       $  0.74     $  0.50
                                                                                 --------      --------       -------     -------
Less distributions declared to shareholders --
  From net investment income                                                     $  (0.07)     $  (0.07)      $ (0.03)    $    --
  From net realized gain on investments and foreign currency transactions           (0.44)        (0.05)
                                                                                 --------      --------       -------     -------
      Total distributions declared to shareholders                               $  (0.51)     $  (0.12)      $ (0.03)    $    --
                                                                                 --------      --------       -------     -------
Net asset value -- end of period                                                 $  13.31      $  14.45       $ 11.21     $ 10.50
                                                                                 ========      ========       =======     =======
TOTAL RETURN@                                                                       (4.37)%++     30.25%         7.05%       5.00%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA @@:
  Expenses##                                                                         0.90%+        0.87%         1.01%       1.03%+
  Net investment income                                                              1.40%+        1.66%         1.81%       2.16%+
PORTFOLIO TURNOVER                                                                     28%           85%           76%        101%
Net assets at end of period (000 Omitted)                                        $227,321      $124,221       $41,172     $ 8,493

@@ The investment adviser agreed to maintain the expenses of the Value Series, exclusive of management fee, at not more than 0.25% of average daily net assets for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

Net investment income                                                     $0.11
RATIOS (TO AVERAGE NET ASSETS)
  Expenses##                                                               1.51%+
  Net investment income                                                    1.68%+

 * For the period from the commencement of the series' investment operations May 6, 1998, through December 31, 1998.
 +    Annualized.
++    Not annualized.
 #    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Health Sciences Series, Global Telecommunications Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Investors Trust Series, International New Discovery Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Mid Cap Growth Series, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Technology Series*, Total Return Series, Utilities Series and Value Series*. All of these series are diversified except for the Global Asset Allocation Series, Global Government Series, Global Growth Series, Global Health Sciences Series, Global Telecommunications Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. Global Health Sciences Series and International New Discovery Series were not offered for sale as of June 30, 2001. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS--Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

REPURCHASE AGREEMENTS--Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION--Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS--State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned and the collateral on these loans were as follows:

                                                                                    MASSACHUSETTS
                                                   CAPITAL        INTERNATIONAL       INVESTORS
                                                OPPORTUNITIES        GROWTH          GROWTH STOCK
                                                   SERIES            SERIES             SERIES
      ---------------------------------------------------------------------------------------------
      Value of securities loaned                $28,447,398        $14,313,289        $27,202,466
      Collateralized by:
        Cash                                     29,546,074         14,997,223         28,063,350

                                                                     RESEARCH
                                                                    GROWTH AND          RESEARCH
                                                NEW DISCOVERY         INCOME          INTERNATIONAL
                                                   SERIES             SERIES             SERIES
      ---------------------------------------------------------------------------------------------
      Value of securities loaned                $22,463,701         $1,827,829         $7,135,726
      Collateralized by:
        Cash                                     23,419,776          1,927,495          7,501,388

                                                                     STRATEGIC
                                                                      GROWTH              VALUE
                                                                      SERIES             SERIES
      ---------------------------------------------------------------------------------------------
      Value of securities loaned                                   $13,225,330         $6,540,738
      Collateralized by:
        Cash                                                        13,709,219          6,773,800

                                                             CAPITAL OPPORTUNITIES SERIES        INTERNATIONAL GROWTH SERIES
                                                           ---------------------------------    -----------------------------
                                                                            IDENTIFIED COST                   IDENTIFIED COST
ISSUER                                                        SHARES           AND VALUE         SHARES          AND VALUE
-----------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio               29,546,074        $29,546,074       14,997,223      $14,997,223
                                                                                                               ===========
                                                               MASSACHUSETTS INVESTORS
                                                                 GROWTH STOCK SERIES                NEW DISCOVERY SERIES
                                                           ---------------------------------    -----------------------------
                                                                            IDENTIFIED COST                   IDENTIFIED COST
ISSUER                                                        SHARES           AND VALUE         SHARES          AND VALUE
-----------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio               28,063,350        $28,063,350       23,419,776      $23,419,776
                                                                                                               ===========
                                                           RESEARCH GROWTH AND INCOME SERIES    RESEARCH INTERNATIONAL SERIES
                                                           ---------------------------------    -----------------------------
                                                                            IDENTIFIED COST                   IDENTIFIED COST
ISSUER                                                        SHARES           AND VALUE         SHARES          AND VALUE
-----------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                1,927,495         $1,927,495        7,501,388       $7,501,388
                                                                                                                ==========
                                                                                                   STRATEGIC GROWTH SERIES
                                                                                               ------------------------------
                                                                                                              IDENTIFIED COST
ISSUER                                                                                           SHARES          AND VALUE
-----------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                   13,709,219      $13,709,219
                                                                                                               ===========
                                                                                                        VALUE SERIES
                                                                                               ------------------------------
                                                                                                              IDENTIFIED COST
ISSUER                                                                                           SHARES          AND VALUE
-----------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                    6,773,800       $6,773,800
                                                                                                                ==========

SHORT SALES--Certain series of the Trust may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

INVESTMENT TRANSACTIONS AND INCOME--Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted or amortized for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY--Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statement of Operations.

                                                                                             MASSACHUSETTS
                                                                CAPITAL      INTERNATIONAL     INVESTORS
                                                             OPPORTUNITIES      GROWTH       GROWTH STOCK    NEW DISCOVERY
                                                                SERIES          SERIES          SERIES          SERIES
        ------------------------------------------------------------------------------------------------------------------
        Balance credits                                        $10,777           $541          $10,390         $4,092
        Directed brokerage credits                              11,749            405           38,137          1,637
                                                               -------           ----          -------         ------
        Total                                                  $22,526           $946          $48,527         $5,729
                                                               -------           ----          -------         ------

                                             RESEARCH          RESEARCH        STRATEGIC
                                         GROWTH AND INCOME   INTERNATIONAL      GROWTH         TECHNOLOGY        VALUE
                                              SERIES            SERIES          SERIES          SERIES          SERIES
        ------------------------------------------------------------------------------------------------------------------
        Balance credits                        $ --              $468           $1,437            $ 63           $159
        Directed brokerage credits              102                --               72             522            420
                                               ----              ----           ------            ----           ----
        Total                                  $102              $468           $1,509            $585           $579
                                               ----              ----           ------            ----           ----

TAX MATTERS AND DISTRIBUTIONS--Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments and amortization and accretion on debt securities.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER--Each series has an investment advisory agreement with Massachusetts Financial Services Company an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. Management fees are as follows:

                                                              MANAGEMENT
                                                                 FEES
             -----------------------------------------------------------
             Capital Opportunities Series                        0.75%*
             International Growth Series                        0.975%*
             Massachusetts Investors Growth Stock Series         0.75%*
             New Discovery Series                                0.90%
             Research Growth and Income Series                   0.75%
             Research International Series                       1.00%
             Strategic Growth Series                             0.75%
             Technology Series                                   0.75%
             Value Series                                        0.75%

* The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million. The investment adviser has voluntarily agreed to reduce the management fee of the Massachusetts Investors Growth Stock Series to 0.70% for average net assets in excess of $1 billion. This voluntary reduction in the management fee may be rescinded by MFS only with the approval of the series' Board of Trustees.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

ADMINISTRATOR--The series has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

             First $2 billion                                  0.0175%
             Next $2.5 billion                                 0.0130%
             Next $2.5 billion                                 0.0005%
             In excess of $7 billion                           0.0000%

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                       MASSACHUSETTS                    RESEARCH
                                                          CAPITAL      INTERNATIONAL     INVESTORS           NEW       GROWTH AND
                                                       OPPORTUNITIES      GROWTH       GROWTH STOCK       DISCOVERY      INCOME
                                                          SERIES          SERIES           SERIES           SERIES       SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)          $ 312,142,188    $ 71,733,354    $1,540,256,417   $ 79,143,730   $ 43,999,474
                                                      =============    ============    ==============   ============   ============
Sales
Investments (non-U.S. government securities)          $ 295,627,370    $ 50,389,123    $1,405,754,201   $ 43,716,001   $ 32,737,537
                                                      =============    ============    ==============   ============   ============

                                                                         RESEARCH         STRATEGIC
                                                                      INTERNATIONAL        GROWTH        TECHNOLOGY        VALUE
                                                                          SERIES           SERIES          SERIES          SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                           $ 69,934,381    $   57,731,404   $ 80,954,920   $149,378,127
                                                                       ============    ==============   ============   ============
Sales
Investments (non-U.S. government securities)                           $ 55,889,687    $   38,967,620   $ 63,488,671   $ 46,155,421
                                                                       ============    ==============   ============   ============

                                                                                        MASSACHUSETTS                   RESEARCH
                                                         CAPITAL       INTERNATIONAL      INVESTORS          NEW       GROWTH AND
                                                      OPPORTUNITIES       GROWTH        GROWTH STOCK      DISCOVERY      INCOME
                                                         SERIES           SERIES           SERIES          SERIES        SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                        $ 733,690,050    $127,314,256    $  925,202,310   $279,597,439   $ 98,161,054
                                                      =============    ============    ==============   ============   ============

Gross unrealized appreciation                         $  37,799,294    $  7,425,127    $   41,188,244   $ 45,594,711   $  5,909,017
                                                      =============    ============    ==============   ============   ============
Gross unrealized depreciation                          (140,525,762)    (10,237,446)      (33,284,973)   (43,807,174)    (5,762,768)
                                                      -------------    ------------    --------------   ------------   ------------
  Net unrealized appreciation (depreciation)          $(102,726,468)   $ (2,812,319)   $    7,903,271   $  1,787,537   $    146,249
                                                      =============    ============    ==============   ============   ============

                                                                         RESEARCH         STRATEGIC
                                                                      INTERNATIONAL        GROWTH         TECHNOLOGY       VALUE
                                                                          SERIES           SERIES           SERIES         SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                         $ 95,595,504    $  102,271,108   $ 41,579,361   $220,081,085
                                                                       ============    ==============   ============   ============
Gross unrealized appreciation                                          $  2,514,777    $    5,236,373   $  1,131,474   $ 12,429,939
Gross unrealized depreciation                                            (8,418,845)      (19,958,332)    (2,734,323)    (5,653,803)
                                                                       ------------    --------------   ------------   ------------
  Net unrealized appreciation (depreciation)                           $ (5,904,068)   $  (14,721,959)  $ (1,602,849)  $  6,776,136
                                                                       ============    ==============   ============   ============

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                      CAPITAL OPPORTUNITIES SERIES
                                                    ----------------------------------------------------------
                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                           JUNE 30, 2001                DECEMBER 31, 2000
                                                    --------------------------     ---------------------------
                                                       SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                         5,697,354    $ 107,352,102     15,336,962    $ 364,208,079
Shares issued to shareholders in reinvestment of
  distributions                                     5,712,071       93,906,454      2,690,871       60,732,979
Shares reacquired                                  (3,684,892)     (67,919,790)    (2,626,874)     (61,286,904)
                                                   ----------    -------------     ----------    -------------
Net increase                                        7,724,533    $ 133,338,766     15,400,959    $ 363,654,154
                                                   ==========    =============     ==========    =============

                                                               INTERNATIONAL GROWTH SERIES
                                                   -------------------------------------------------------
                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                        JUNE 30, 2001               DECEMBER 31, 2000
                                                   -------------------------     -------------------------
                                                     SHARES        AMOUNT          SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                        2,611,273    $ 28,651,217     7,598,877    $ 94,829,624
Shares issued to shareholders in reinvestment of
  distributions                                      532,007       5,649,909       127,884       1,579,369
Shares reacquired                                   (936,559)    (10,242,341)   (2,911,881)    (36,774,940)
                                                   ---------    ------------    ----------    ------------
Net increase                                       2,206,721    $ 24,058,785     4,814,880    $ 59,634,053
                                                   =========    ============    ==========    ============

                                                              MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                    -----------------------------------------------------------
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 2001               DECEMBER 31, 2000
                                                    ---------------------------     ---------------------------
                                                      SHARES           AMOUNT         SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                         14,609,587    $ 182,659,603     35,527,626    $ 569,297,154
Shares issued to shareholders in reinvestment of
  distributions                                      8,998,911       99,617,941      1,907,212       29,161,288
Shares reacquired                                   (5,882,105)     (71,844,239)    (3,983,901)     (62,862,420)
                                                    ----------    -------------     ----------    -------------
Net increase                                        17,726,393    $ 210,433,305     33,450,937    $ 535,596,022
                                                    ==========    =============     ==========    =============

                                                                         NEW DISCOVERY SERIES
                                                        ---------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 2001               DECEMBER 31, 2000
                                                        -------------------------     ---------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                             4,910,378    $ 74,035,738     12,272,097    $ 212,822,757
Shares issued to shareholders in reinvestment of
  distributions                                         1,285,244      18,700,305        445,080        7,196,933
Shares reacquired                                      (1,503,847)    (22,262,097)    (2,015,243)     (34,579,748)
                                                       ----------    ------------     ----------    -------------
Net increase                                            4,691,775    $ 70,473,946     10,701,934    $ 185,439,942
                                                       ==========    ============     ==========    =============

                                                                 RESEARCH GROWTH AND INCOME SERIES
                                                    -------------------------------------------------------
                                                         SIX MONTHS ENDED               YEAR ENDED
                                                          JUNE 30, 2001              DECEMBER 31, 2000
                                                    -------------------------    --------------------------
                                                      SHARES         AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                         1,602,292    $ 21,803,010     2,119,011    $ 30,613,971
Shares issued to shareholders in reinvestment of
  distributions                                       184,100       2,476,143       104,205       1,466,166
Shares reacquired                                    (588,641)     (7,976,117)   (1,342,288)    (19,260,506)
                                                    ---------    ------------    ----------    ------------
Net increase                                        1,197,751    $ 16,303,036       880,928    $ 12,819,631
                                                    =========    ============    ==========    ============

                                                                      RESEARCH INTERNATIONAL SERIES
                                                        -------------------------------------------------------
                                                           SIX MONTHS ENDED                  YEAR ENDED
                                                             JUNE 30, 2001                DECEMBER 31, 2000
                                                        -------------------------     -------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                             1,959,225    $ 23,130,156     5,095,649    $ 69,082,439
Shares issued to shareholders in reinvestment of
  distributions                                           167,440       1,923,891       163,480       2,216,789
Shares reacquired                                        (518,758)     (6,026,543)     (793,092)    (11,088,980)
                                                        ---------    ------------     ---------    ------------
Net increase                                            1,607,907    $ 19,027,504     4,466,037    $ 60,210,248
                                                        =========    ============     =========    ============

                                                                      STRATEGIC GROWTH SERIES
                                                    --------------------------------------------------------
                                                         SIX MONTHS ENDED                YEAR ENDED
                                                           JUNE 30, 2001              DECEMBER 31, 2000
                                                    -------------------------     --------------------------
                                                      SHARES         AMOUNT        SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                         2,958,651    $ 29,564,834     8,256,695    $ 102,734,919
Shares issued to shareholders in reinvestment of
  distributions                                       198,915       1,837,971         2,203           27,121
Shares reacquired                                  (1,322,602)    (12,674,270)   (1,054,968)     (12,692,655)
                                                   ----------    ------------     ---------    -------------
Net increase                                        1,834,964    $ 18,728,535     7,203,930    $  90,069,385
                                                   ==========    ============     =========    =============

                                                                        TECHNOLOGY SERIES
                                                       -------------------------------------------------------
                                                          SIX MONTHS ENDED                  PERIOD ENDED
                                                            JUNE 30, 2001               DECEMBER 31, 2000*
                                                       -------------------------     -------------------------
                                                        SHARES         AMOUNT          SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                            3,347,184    $ 23,576,026     3,878,304    $ 40,810,649
Shares issued to shareholders in reinvestment of
  distributions                                              869           5,866            --              --
Shares reacquired                                       (730,272)     (4,658,123)     (134,754)     (1,346,440)
                                                       ---------    ------------     ---------    ------------
Net increase                                           2,617,781    $ 18,923,769     3,743,550    $ 39,464,209
                                                       =========    ============     =========    ============

                                                                         VALUE SERIES
                                                    --------------------------------------------------------
                                                        SIX MONTHS ENDED                  YEAR ENDED
                                                          JUNE 30, 2001                DECEMBER 31, 2000
                                                    --------------------------     -------------------------
                                                      SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                         8,869,179    $ 121,191,710     5,898,648    $ 74,610,888
Shares issued to shareholders in reinvestment of
  distributions                                       539,893        7,261,562        47,305         549,687
Shares reacquired                                    (928,675)     (12,661,473)   (1,023,810)    (12,228,409)
                                                    ---------    -------------    ----------    ------------
Net increase                                        8,480,397    $ 115,791,799     4,922,143    $ 62,932,166
                                                    =========    =============    ==========    ============

* For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.

(6) LINE OF CREDIT

Each series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2001, were as follows:

                                                                  COMMITMENT FEE
     ---------------------------------------------------------------------------
     Capital Opportunities Series                                     $4,414
     International Growth Series                                         870
     Massachusetts Investors Growth Stock Series                       2,998
     New Discovery Series                                              3,060
     Research Growth and Income Series                                   597
     Research International Series                                       660
     Strategic Growth Series                                             652
     Technology Series                                                   151
     Value Series                                                      1,254

Each series had no borrowings during the period.

(7) RESTRICTED SECURITY

Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the series' net assets. At June 30, 2001, the New Discovery Series owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.10% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                  DATE OF
DESCRIPTION                     ACQUISITION    SHARES       COST         VALUE
--------------------------------------------------------------------------------
SITARA NETWORKS, INC.            6/14/2000     74,100    $  482,391    $ 288,990
                                                                       =========

(8) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. Based on securities held by the series on January 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the Strategic Growth Series, but resulted in the following:

                                                                            STRATEGIC GROWTH SERIES
                                                                            -----------------------
Reduction in cost of securities                                                      $(37)
Increase in net unrealized
  appreciation                                                                       $ 37

The effect of this change for the six months ended June 30, 2001, was the following:

                                                                            STRATEGIC GROWTH SERIE
                                                                            ----------------------
Increase net investment income                                                       $ --
Increase net unrealized
  depreciation                                                                       $(67)
Increase net realized gains                                                          $ 67

   The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

THIS MFS(R)/SUN LIFE SERIES TRUST SEMIANNUAL REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.

MFS(R)/SUN LIFE SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116-3741

TRUSTEES

C. James Prieur,# Chairman and President
PRESIDENT AND CHIEF OPERATING OFFICER, Sun Life Assurance Company of Canada Toronto, Canada

Samuel Adams, Trustee
OF COUNSEL, Kirkpatrick & Lockhart LLP (attorneys)
Boston, Massachusetts

J. Kermit Birchfield,+ Trustee
CONSULTANT; CHAIRMAN, Displaytech, Inc.; MANAGING DIRECTOR, Century Partners, Inc. (Investments) Gloucester, Massachusetts

Robert C. Bishop,+ Trustee
CHAIRMAN, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER, Autoimmune Inc. (Pharmaceutical Product Development) PasadenA, CA

Frederick H. Dulles,+ Trustee
PARTNER, Mcfadden, Pilkington & Ward (solicitors and registered foreign lawyers) New York, NY

William R. Gutow,+ Trustee
PRIVATE INVESTOR AND REAL ESTATE CONSULTANT;
VICE CHAIRMAN, Capitol Entertainment Management Company (Video Franchise) Dallas, Texas

David D. Horn,# Trustee
FORMER SENIOR VICE PRESIDENT AND GENERAL MANAGER,
Sun Life Assurance Company of Canada
New Vineyard, Maine

Garth Marston, Trustee Emeritus
FORMER CHAIRMAN, The Provident Institution for Savings
Boston, Massachusetts

Derwyn F. Phillips,+ Trustee
FORMER VICE CHAIRMAN, The Gillette Company Marblehead, Massachusetts

Ronald G. Steinhart,+ Trustee
PRIVATE INVESTOR; VICE CHAIRMAN AND DIRECTOR, Bank One, Texas, N.A.
Dallas, TX

Haviland Wright,+ Trustee
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, Displaytech, Inc. (Manufacturer of Liquid Crystal Display Technology) Boulder, CO

OFFICERS

C. James Prieur,# PRESIDENT
Stephen E. Cavan,* SECRETARY AND CLERK
James R. Bordewick, Jr.,* ASSISTANT SECRETARY AND ASSISTANT CLERK
James O. Yost,* TREASURER
Mark E. Bradley,* ASSISTANT TREASURER
Robert R. Flaherty,* ASSISTANT TREASURER
Laura F. Healy,* ASSISTANT TREASURER
Ellen Moynihan,* ASSISTANT TREASURER

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS*

William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
Barry P. Dargan
Dale A. Dutile
Mitchell D. Dynan
Kenneth J. Enright
Joseph C. Flaherty, Jr.
Steven R. Gorham
David S. Kennedy
Geoffrey L. Kurinsky
John E. Lathrop
John D. Laupheimer, Jr.
Michael A. Lawless
Paul M. McMahon
Constantino S. Mokas
Liehar Moy
Steven E. Nothern
Lisa B.Nurme
Stephen Pesek
Mark Regan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Toni Y. Shimura
Frederick J. Simmons
James T. Swanson
Brooks Taylor
Terri A. Vitozzi
Neil D. Wagner

# Sun Life Assurance Company of Canada
+ Independent Trustee
* MFS Investment Management(R)                                  SUN-3C 8/0129.4M